UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Orion S.A.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ABOUT ORION

Orion S.A. is a specialty chemicals company that produces carbon black, an essential material that is widely used to manufacture tproducts for everyday living. Many products made today depend on carbon black to make them last longer and perform better - from paints and coatings to tires, lithium-ion batteries and high-voltage cables.

Carbon black is traditionally made by upcycling industrial byproducts that would otherwise create more carbon emissions when disposed of in other ways. Beyond this, we're innovating with this highly engineered material, strengthening carbon black's role in sustainable manufacturing.

#1 in the **Global Specialty Carbon Black** Market with ~25% market share

#3 in the **Global Rubber Carbon Black** Market with ~10% market share

Malmö, Sweden
Cologne, Germany
Dortmund, Germany (Joint Venture)
Carlstadt, New Jersey, U.S.
Luxembourg
Jaslo, Poland
Qingdao, China
Seoul, South Korea
Yeosu, South Korea
Tokyo, Japan
Borger, Texas, U.S.
Berre, France
Ravenna, Italy
Shanghai, China
Spring, Texas, U.S. (Principal Executive Office)
Belpre, Ohio, U.S.
Eschborn, Germany
Huaibei, China
Orange, Texas, U.S.
Ivanhoe, Louisiana, U.S.
Singapore
Paulinia, Brazil
Sao Paolo, Brazil
Nelson Mandela Bay, South Africa
Administration
HQ
Plant
Technical Center

~1,650 Employees	**80+** Countries in which we support our customers	**15** plants including one Joint Venture	**$1,807 MM** Net Revenue

OUR MISSION

DELIVERING SUSTAINABLE SOLUTIONS FOR EVERYDAY LIVING

Orion S.A.
Société Anonyme

6, Route de Trèves
L-2633 Senningerberg (Municipality of Niederanven)
Grand Duchy of Luxembourg

Notice of 2026 Annual General Meeting of Shareholders

The Annual General Meeting of Shareholders will be held through private deed and convene on
Thursday, June 25, 2026, at 2:00 p.m. CET, at the registered office of the Company at:

6, Route de Trèves
L-2633 Senningerberg (Municipality of Niederanven)
Grand Duchy of Luxembourg

Dear Shareholders of Orion S.A.,

The board of directors (the “Board of Directors” or “Board”) of Orion S.A., a société anonyme having its registered office at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under registration number B 160558 (the “Company” or “Orion”), convened, in accordance with the provisions of article 10 of the articles of association of the Company, an Annual General Meeting of Shareholders (the “Annual General Meeting” or “General Meeting”). You are cordially invited to attend our 2026 Annual General Meeting of Shareholders, which will be held at the Company’s headquarters at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg at 2:00 p.m. Central European Time (“CET”) on June 25, 2026.

A Notice of Internet Availability of Proxy Materials for the 2026 Annual General Meeting of Shareholders will be mailed to shareholders on or around May 15, 2026.

The following is the agenda of the Annual General Meeting:

1.	Election of the eight director nominees, each for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2026.
2.	Approval of the compensation that shall be paid to the Board of Directors of the Company for the period commencing on January 1, 2026, and ending on December 31, 2026.
3.	Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2025 (Say-on-Pay vote) as disclosed in the Proxy Statement.
4.	Approval, on a non-binding advisory basis, of the frequency of the future advisory vote on the Company’s named executive officer compensation (Say-on-Pay vote).
•	Presentation of the management report by the Board of Directors and the reports of the independent auditor of the Company in relation to the annual accounts and the consolidated financial statements of the Company for the financial year that ended on December 31, 2025.
5.	Approval of the annual accounts of the Company for the financial year that ended on December 31, 2025.
6.	Approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2025.

2026 Proxy Statement	1

NOTICE OF GENERAL MEETING

7.	Allocation of results of the financial year that ended on December 31, 2025, and approval of the interim dividends declared by the Company in the aggregate amount of EUR 4,031,774.
8.	Discharge of the members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2025.
9.	Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé for the financial year that ended on December 31, 2025.
10.	Appointment of Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé, to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2026.
11.	Ratification of the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the financial year ending on December 31, 2026.

Procedures for Voting and Attendance for the General Meeting

The Company urges each shareholder to cast their vote at the General Meeting by completing, signing, dating and returning the respective proxy made available by the Company for use at the General Meeting in accordance with the instructions below.

Only holders of record of the Company’s common shares (the “Common Shares”) outstanding on April 23, 2026, at 11:59 P.M. CET (the “Record Date”) are entitled to attend and vote at the General Meeting.

As of April 23, 2026, the Company had 56,388,649 Common Shares issued and outstanding. Each shareholder is entitled to one vote for each Common Share held of record by such shareholder as of the Record Date, on each matter submitted to a vote at the General Meeting. All Common Shares represented by proxy for the General Meeting duly executed and received by voting via telephone or internet until June 18, 2026, 11:59 P.M. EST (June 19, 2026 5:59 A.M. CET), and by voting via hard copy ballots until June 19, 2026, 12:00 P.M. (noon) EST (June 19, 2026 6:00 P.M. CET) (the “Voter Deadline”) will be voted at the General Meeting in accordance with the terms of the proxy. If any other item is properly added to the agenda for the General Meeting under the Company’s articles of association or Luxembourg law, proxies for such General Meeting will be voted in accordance with the best judgment of the proxyholders. Generally, only the items appearing in the convening notice and agenda for the General Meeting can be voted on at the General Meeting. Each shareholder can vote only once on each item on the agenda of the General Meeting. A shareholder may revoke a proxy for the General Meeting by (i) submitting a document revoking it prior to the Voter Deadline, (ii) submitting a duly executed proxy bearing a later date prior to the Voter Deadline, or (iii) attending the General Meeting and voting in person.

You may cast your vote at the General Meeting by marking, signing and dating the proxy card for the General Meeting and returning the proxy card in the enclosed envelope (postage within the United States paid; or in another envelope, postage to be paid), to: Equiniti Trust Company LLC, PO Box 52449, Newark, NJ, 07101 - 9916, U.S.A. Proxy cards that are mailed must be received by Equiniti Trust Company LLC at the above address by the Voter Deadline. No postage is required for mailing of the enclosed envelope in the United States. The Company will bear the cost of soliciting proxies with respect to the matters to be voted on at the General Meeting.

Alternatively, you may also cast your vote over the Internet, at www.proxyvote.com (beneficial shareholders) or www.voteproxy.com (registered shareholders), or by telephone, by following the instructions on your proxy card or the instructions that you received by e-mail from the Company, if you opted for electronic delivery. If you plan to vote over the Internet or by telephone, your votes must be received no later than the Voter Deadline to allow sufficient time to tabulate the votes prior to the start of the General Meeting.

Shareholders may also vote in person at the General Meeting. To vote at the meeting, shareholders must present valid government- issued photo identification. If your shares are held by a bank or broker or other agent, you must also obtain and present a “legal proxy” from the holder of record to vote at the General Meeting. For specific instructions, please refer to the proxy card, notice or e-mail notification you received. Admittance of shareholders to the General Meeting and acceptance of written voting proxies will be governed by Luxembourg law.

Even if you plan to attend the General Meeting, we recommend that you vote your shares in advance of the General Meeting in one of the manners available to you so that your vote will be counted if you later are unable to attend the General Meeting.

If you hold your Common Shares through a bank, brokerage firm or other agent and do not give instructions to your bank, brokerage firm or other agent as to how your Common Shares should be voted at the General Meeting, the Common Shares that you hold through a bank, brokerage firm or other agent will not be voted at the General Meeting on Proposals 1 through 9.

The Company therefore urges all shareholders who hold their Common Shares through a bank, brokerage firm or other agent to promptly provide voting instructions in accordance with the procedures of their bank, brokerage firm or other agent. Your ability to vote over the Internet or by telephone depends on the voting procedures of your bank or broker or other agent.

2	2026 Proxy Statement

NOTICE OF GENERAL MEETING

Directors, executive officers and employees of the Company may solicit proxies in person or by mail, telephone or e-mail, but will not receive any additional compensation for these services. The Company may reimburse brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Common Shares. The Company may retain a proxy solicitation firm to assist in the solicitation of proxies for the General Meeting.

Each shareholder of record who holds one or more Common Shares on the Record Date will be admitted to participate and vote in the General Meeting. A holder of Common Shares held through an operator of a securities settlement system or recorded as book-entry interests in the accounts of a professional depositary who wishes to attend the General Meeting should receive from such operator or depositary a certificate certifying (i) the number of Common Shares recorded in the relevant account on the Record Date and (ii) that such Common Shares are blocked until the closing of the General Meeting. The certificate should be submitted to the Company no later than the Voter Deadline. If you plan to attend the General Meeting, you are kindly requested to notify the Company thereof in writing and provide your name, address and telephone number and any other necessary materials before the Voter Deadline by post to the registered office of the Company located at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg, or by e-mail to investor-relations@orioncarbons.com.

The General Meeting will also be held by live webcast, in addition to the physical location, at 2:00 p.m. CET on June 25, 2026. The dial-in information for participation in the General Meeting by live webcast will be published on our website at https://investor.orioncarbons.com/governance/Proxy-Statements/default.aspx one week prior to the date of the General Meeting. You may ask questions to the Board of Directors until 11:59 p.m. CET on June 22, 2026 by sending an e-mail to investor-relations@orioncarbons.com together with a proof of shareholding. The Board of Directors will respond at the General Meeting to questions duly submitted by shareholders. It will not be possible to raise questions and vote shares during the meeting if you participate via teleconference, and we encourage you therefore to vote your Common Shares prior to the General Meeting.

Shareholders are not entitled to preemptive rights or cumulative voting on any of the aforementioned proposals, nor are holders entitled to appraisal or dissenters’ rights for any matter being voted on at the General Meeting.

Right to Add Items to the Agenda of the General Meeting and to Table Draft Resolutions

One or more shareholders of record holding at least 10% of the outstanding Common Shares (excluding, for the avoidance of doubt, any Common Shares repurchased by the Company) may add items to the agenda of the General Meeting, provided that each such item is accompanied by a justification or a draft resolution to be adopted in the General Meeting. If you plan to add items to the agenda of the General Meeting, you must notify the Company thereof in writing and provide your name, address and telephone number by registered mail to the registered office the Company located at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg, or by e-mail to investor-relations@orioncarbons.com. Your request must be received by the Company no later than June 18, 2026, 11:59 p.m. CET.

Quorum/Majority

The General Meeting will deliberate validly regardless of the number of Common Shares present or represented by proxy. Resolutions will be adopted by a simple majority of the votes validly cast at the General Meeting, regardless of the number of Common Shares present or represented by proxy, except for the resolution as to the frequency of future Say-on-Pay votes. With respect to the resolution regarding the frequency of future Say-on-Pay votes, the frequency of every one, two or three years which collects the highest number of votes validly cast will be determined to be the preferred frequency recommended by the shareholders of the Company.

Documents

Copies of the full and unabridged text of the documents to be submitted at the General Meeting together with draft resolutions proposed pursuant to the agenda of the General Meeting will be made available on the Company’s website or may be individually requested by you in writing by post to Orion S.A. 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg, or by e-mail to investor-relations@orioncarbons.com.

BY ORDER OF THE BOARD OF DIRECTORS

DR. CHRISTIAN EGGERT

Secretary of the Company
Senningerberg, April 24, 2026

2026 Proxy Statement	3

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This proxy statement (the “Proxy Statement”) contains and refers to certain forward-looking statements with respect to our financial condition, results of operations and business. These statements constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. You should not place undue reliance on forward-looking statements. Forward-looking statements include, among others, statements concerning our potential exposure to market risks, macroeconomic conditions including tariffs, expected plant uptime, market conditions, anticipated customer demand, expected impacts of operational improvements and foreign exchange, expectations regarding capital expenditures, working capital and free cash flow and other statements expressing management’s expectations, beliefs, estimates, forecasts, projections and assumptions and statements that are not limited to statements of historical or present facts or conditions.

Forward-looking statements are typically identified by words such as “anticipate,” “assume,” “assure,” “believe,” “confident,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “objectives,” “outlook,” “guidance,” “probably,” “project,” “will,” “seek,” “target,” “to be” and other words of similar meaning. These forward-looking statements include, without limitation, statements about the following matters:

•	our profit and cash flow projections;
•	our compliance with regulatory changes in certain countries;
•	the outcome of any in-progress, pending or possible litigation or regulatory proceedings;
•	the impact of adoption of new ASUs on our financial results;
•	the sufficiency of our cash on hand, cash provided by operating activities and borrowings to pay our operating expenses, satisfy our contractual and lease obligations (including debt obligations) and fund capital expenditures; and
•	our projections and expectations for pricing, financial results and performance in 2026 and beyond. All these forward-looking statements are based on estimates and assumptions that, although believed to be reasonable, are inherently uncertain. Therefore, undue reliance should not be placed upon any forward-looking statements. There are important factors that could cause actual results to differ materially from those contemplated by such forward-looking statements. These factors include, among others:
•	negative or uncertain worldwide economic conditions and developments;
•	the operational risks inherent in chemicals manufacturing, including but not limited to disruptions due to technical difficulties, severe weather conditions, natural disasters, pandemics (such as COVID-19), or otherwise;
•	unanticipated impacts of our plans and strategies, including possible future decisions to discontinue or reduce production at certain facilities;
•	our dependence on major customers and suppliers;
•	further changes and uncertainty in the geopolitical environment or government policy, including related to tariffs, counter-tariffs and other trade barriers;
•	our ability to compete in the industries and markets in which we operate;
•	our ability to successfully develop new products and technologies;
•	our ability to effectively implement our business strategies;
•	the volatility of costs, quality and availability of raw materials and energy;
•	our ability to realize benefits from investments, joint ventures, acquisitions or alliances;
•	our ability to realize benefits from, and changes in plan with respect to, plant capacity expansions and capital investments such as site development projects;

4	2026 Proxy Statement

NOTICE OF GENERAL MEETING

•	any information technology systems failures, network disruptions and breaches of data security, including via third-party systems or using emerging technologies such as artificial intelligence;
•	our exposure to political or country risks inherent in doing business globally;
•	rapidly changing geopolitical environment, conflicts, growing tension between U.S. and other countries, and/or any other escalations may impact energy costs, raw material availability or other economic disruptions;
•	our ability to comply with complex environmental, health and safety laws and regulations, and current and any possible future investigations and enforcement actions by governmental, supranational agencies or other organizations;
•	environmental, social and governance matters, including regulations requiring a reduction of greenhouse gas emissions or that impose additional taxes or fees on emissions as well as increased awareness and adverse publicity about potential impacts on climate change by us;
•	changes in regulations for carbon black as a nano-scale material;
•	our operations as a company in the chemical sector, including the related risks of leaks, fires and toxic releases as well as other accidents;
•	any changes in European Union regulations or similar international regulations on chemical carbon that will affect our ability to market and sell our products;
•	any market or regulatory changes that may affect our ability to sell or otherwise benefit from co-generated energy;
•	any litigation or legal proceedings, including product liability, environmental or asbestos related claims;
•	our ability to protect our intellectual property rights and know-how;
•	risks associated with our financial leverage;
•	restrictive effects of the covenants in our debt instruments;
•	any deterioration in our financial position or downgrade of our ratings by credit rating agencies;
•	any disruptive changes in international and local economic conditions, dislocations in credit and capital markets and inflation or deflation;
•	our ability to generate the funds required to service our debt and finance our operations;
•	any fluctuations in foreign currency exchange or interest rates;
•	the availability and efficiency of hedging for certain risks;
•	any potential impairments or write-offs of certain assets;
•	any required increases in our pension fund or retirement-related contributions;
•	the adequacy of our insurance coverage;
•	any challenges to our decisions and assumptions in assessing and complying with our tax obligations;
•	any changes in our jurisdictional earnings mix or in the tax laws or accepted interpretations of tax laws in those jurisdictions;
•	the ability to pay dividends on our Common stock at historical rates or at all;
•	the difference between our stockholders’ rights and rights of stockholders of a U.S. corporation;
•	the potential difficulty in obtaining or enforcing judgments or bringing legal actions against Orion S.A. (a Luxembourg incorporated entity) in the U.S. or elsewhere outside Luxembourg;
•	the difference between Luxembourg & European insolvency and bankruptcy laws from U.S. insolvency laws;
•	our relationships with our workforce, including negotiations with labor unions, strikes and work stoppages; and
•	our ability to recruit or retain key management and personnel.
It is not possible for our management to predict all risk factors and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For further information regarding factors that could affect our business and financial results and the related forward-looking statements, see “Item 1A. Risk Factors” of the Form 10-K filed with the SEC on February 17, 2026.

2026 Proxy Statement	5

6	2026 Proxy Statement

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all information you should consider. Please read the entire Proxy Statement carefully before voting.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

We invite you to attend Orion’s Annual General Meeting of Shareholders either physically or virtually and act upon the following matters:

Agenda and Voting Recommendations

PROPOSALS		BOARD RECOMMENDATION
1	Election of the eight director nominees, each for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2026.	FOR ALL NOMINEES pg.23
2	Approval of the compensation that shall be paid to the Board of Directors of the Company for the period commencing on January 1, 2026, and ending on December 31, 2026.	FOR pg.57
3	Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2025 (Say-on-Pay vote) as disclosed in the Proxy Statement.	FOR pg.67
4	Approval, on a non-binding advisory basis, of the frequency of the future advisory vote on the Company’s named executive officer compensation (Say-on-Pay vote).	FOR ONE YEAR pg.99
• Presentation of the management report by the Board of Directors and the reports of the independent auditor of the Company in relation to the annual accounts and the consolidated financial statements of the Company for the financial year that ended on December 31, 2025.
5	Approval of the annual accounts of the Company for the financial year that ended on December 31, 2025.	FOR pg.102
6	Approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2025.	FOR pg.103
7	Allocation of results of the financial year that ended on December 31, 2025, and approval of the interim dividends declared by the Company in the aggregate amount of EUR 4,031,774.	FOR pg.104
8	Discharge of the members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2025.	FOR pg.105
9	Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé for the financial year that ended on December 31, 2025.	FOR pg.106
10	Appointment of Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2026.	FOR pg.107
11	Ratification of the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the financial year ending on December 31, 2026.	FOR pg.109

DR. CHRISTIAN EGGERT Secretary of the Company

2026 ANNUAL
GENERAL MEETING

DATE AND TIME Thursday, June 25, 2026, at 2:00 p.m. CET

PLACE PHYSICAL 6, Route de Trèves L-2633 Senningerberg (Municipality of Niederanven) Grand Duchy of Luxembourg

VIRTUAL Via live webcast at: www.webcasts.com/Orion2026

RECORD DATE April 23, 2026, at 11:59 P.M. CET

HOW TO VOTE

IN PERSON At the General Meeting

VIA INTERNET www.proxyvote.com (beneficial shareholders) www.voteproxy.com (registered shareholders)

BY PHONE 1-800-776-9437 (inside the U.S.) 1-201-299-4446 (outside the U.S.)

BY MAIL Sign, date and return the proxy card in the enclosed envelope

2026 Proxy Statement	7

PROXY STATEMENT SUMMARY

Business Highlights

Returned to Positive Free Cash Flow* Generation, Despite Challenging Backdrop

Orion’s full year financial results reflected continued challenging conditions endured by the global chemicals industry throughout 2025, including broad macro uncertainty and more than three straight years of weak purchasing manager index (PMI) readings in Western markets. Our top line exhibited resilience, with net sales of ~$1.8 billion declining just 4% for the year, with 2% higher volumes and favorable foreign currency translation more than offset by lower prices, primarily the pass-through effect from lower oil-based raw material costs. Bottom-line results, however, were impacted by adverse geographic mix in our Rubber segment, as well as adverse end market and lower product mix within our Specialty segment. Adjusted EBITDA* of $248 million, consequently, declined ~18% from prior year levels. More positively, operating cash flow improved ~72% to $216 million in 2025, driven predominantly by sustainable working capital initiatives. After reducing capital expenditures by $46 million in 2025 compared to 2024, Orion delivered $55 million of positive free cash flow in 2025.

Second Best Safety Performance in Company History, Nine Times Better Than Industry Average

With three employee injuries at its plants worldwide, Orion finished 2025 with a Total Recordable Incidence Rate (TRIR) of 0.18 per 200,000 exposure hours, the second-best year since Orion has been a public company, slightly behind the 0.17 metric recorded in 2017. The average TRIR for the chemical manufacturing industry is 1.6, according to the U.S. Bureau of Labor Statistics. During the year, Orion’s plant network also received 10 safety awards from the International Carbon Black Association (ICBA), 8 of which were the ICBA’s highest “Gold Award” honor. Based on these performance metrics and awards, the company effectively set the industry’s benchmark for employee health and safety in 2025.

Manufacturing Excellence Program Gained Momentum, Boosting Plant Reliability

Orion’s operational excellence initiatives have built momentum and are beginning to yield results. Over the course of 2025, our North American plants’ reliability, calculated by measuring the percentage of time an asset is operational without failure, improved with more than 200 basis points, enabling markedly improved on-time customer order fulfillment metrics. We are focused on replicating these successes across our plant network worldwide. Efforts include adopting a variety of capital-light but novel process technologies, including automation for greater process efficiency.

*	Free Cash Flow and Adjusted EBITDA are non-U.S. GAAP (U.S. Generally Accepted Accounting Principles) financial measures. Refer to Annex A for information about our non-U.S. GAAP financial measures and a reconciliation of our net income to EBITDA and Adjusted EBITDA and our net cash to Free Cash Flow. Non-U.S. GAAP financial measures should be considered in addition to, and not as substitutes for, information prepared in accordance with GAAP.

8	2026 Proxy Statement

PROXY STATEMENT SUMMARY

Financial Highlights

Orion generated a consolidated net loss of $70 million, including a non-cash goodwill impairment charge of $81 million recognized in the third quarter, and Adjusted EBITDA of $248 million. Our 2025 net sales amounted to $1.8 billion, down 4% from prior year, mainly consisting of a 7% decline in price, including the pass-through effect of lower oil prices, offset by a 2% increase in volume and favorable foreign currency translation. Record high levels of lower-tier tire imports into the Western Hemisphere and persistently soft demand in key industrial end-markets including transportation and polymers pressured our results, particularly in the second half of 2025. In response, Orion has focused on mitigating actions, including cost rationalization, inventory reduction and other optimization efforts. Considering our impacted results and macro uncertainty, Orion has been taking additional actions to deliver solid earnings and generate cash, including adjusting our cost structure to align with the current demand environment, amending our credit agreement, focusing maintenance on high-contributing assets, and prioritizing near-term profit generation opportunities. Other highlights include our improved plant reliability this year by 200 basis points, mainly driven by manufacturing excellence initiatives and the extraction of $69 million of cash in working capital, resulting in $55 million of free cash flow delivery.

NET INCOME (in millions)	ADJ. EBITDA* (in millions)	NET REVENUE (in millions)

FREE CASH FLOW ACHIEVED*	RETURNED TO SHAREHOLDERS THROUGH DIVIDENDS AND BUYBACKS

$55MM	$26MM

*	Adjusted EBITDA and Free Cash Flow are non-U.S. GAAP measures. Non-GAAP financial measures should be considered in addition to, and not as substitutes for, information prepared in accordance with GAAP. Refer to Annex A for information about our non-U.S. GAAP financial measures and a reconciliation of our net income to EBITDA and Adjusted EBITDA and our net cash to Free Cash Flow. Non-U.S. GAAP financial measures should be considered in addition to, and not as substitutes for, information prepared in accordance with GAAP.

2026 Proxy Statement	9

PROXY STATEMENT SUMMARY

Sustainability Highlights

Orion’s three sustainability pillars, enabling carbon black, circular carbon black and renewable carbon black, are deeply ingrained in our business strategy and day-to-day operations. These pillars are the key drivers for the innovative and sustainable solutions that Orion offers to its customers and contribute to the creation of the Company’s long-term success, growth and business resilience.

Our commitment to sustainability is strengthened by the inclusion of a 5% weighting for safety performance and an additional 5% weighting for sustainability performance in the metrics applied to determine the actual earned payout under our short-term incentive plan. Our long-term incentive plan is focused on relative Total Shareholder Return (rTSR) and Return on Capital Employed (ROCE) but also includes a 12.5% sustainability performance weighting and an additional 12.5% employee engagement score weighting. We believe that having the right mix of financial and sustainability focused performance metrics ensures our leadership focuses on creating long-term value while aligning with our shareholders’ interest.

In 2025, we demonstrated our commitment to the health and safety of our employees by achieving a TRIR of 0.18, the second best in the Company’s history, and nine times better than the industry average of 1.6(1). We believe that best-in-class safety practices and performance produce superior operational and financial performance for the Company and contribute to long-term shareholder value creation. To that end, we continuously assess the risks our employees face at each of our facilities, and we work to mitigate those risks through frequent training, appropriately tailored operating procedures and other preventative safety and health programs. To further champion a safe work environment, we launched a “Safety Starts With Me” - campaign, which is a behavior-based safety initiative that promotes proactive safety awareness and risk mitigation.

During the year, Orion also received 10 safety awards from the International Carbon Black Association (ICBA), including 8 gold awards, which were the highest honor. Based on these performance metrics and awards, the company effectively set the industry’s benchmark for employee health and safety in 2025.

Additionally, EcoVadis’s Platinum designation placed Orion in the top 1% of all companies surveyed during 2025, capping another successful year for sustainability progress at our company.

Highlighted below are our most important achievements and external recognitions received in 2025.

KEY RECOGNITIONS AND ACHIEVEMENTS

MSCI ESG RATINGS

A

CCC	B	BB	BBB	A	AA	AAA

PLATINUM Top 1%

ecovadis Sustainability Rating

FEB 2026

CDP Discloser 2025

B-Score

TRIR

0.34
0.35
0.18
2023
2024
2025

ICBA

10 Safety Awards

Certificate Holder

ISCC International Sustainability & Carbon Certification

Nearly 1/3rd of our Plants

(1)	The average TRIR for the chemical manufacturing industry is 1.6, according to the latest data reported by the U.S. Bureau of Labor Statistics in 2024.

10	2026 Proxy Statement

PROXY STATEMENT SUMMARY

Board Highlights

The Orion Board of Directors is currently composed of nine directors with an extensive variety of skills, expertise and global leadership experience that is deemed critical to support our strategy and create long-term value for shareholders. The Board evaluates itself continuously and ensures that fresh perspectives are introduced into the Board room, most recently welcoming Ms. Jacqueline Hoogerbrugge in 2025, who adds over thirty years of leadership experience and has served on eight boards including three public company boards. Mr. Michel Wurth has decided to not stand for re-election to the Board of Directors at the Annual General Meeting due to increased responsibilities with other organizations. The Board followed the Nominating, Sustainability and Governance Committee’s recommendation to effectively reduce the number of directors standing for reelection to eight and not to nominate a new director nominee to succeed into Mr. Wurth’s position. Each of our directors is independent, except for Mr. Corning Painter, our Chief Executive Officer.

Orion Board of Directors from left: Kerry Galvin, Jacqueline Hoogerbrugge, Dr. Yi Hyon Paik, Michel Wurth, Corning Painter, Paul Huck, Mary Lindsey, Dan Smith and Didier Miraton

QUALIFICATION AND BACKGROUND MIX

38%	38%	13%	63%	100%	100%
CEO Experience	CFO Experience	IT Leader Experience	Operations Leader Experience	Sustainability Experience	Global Leadership Experience

The information above reflects our current Board of Directors nominees excluding Mr. Michel Wurth, who will serve on our Board until his retirement from our Board on June 25, 2026. He will not stand for reelection at the Annual General Meeting.

2026 Proxy Statement	11

PROXY STATEMENT SUMMARY

Kerry Galvin
65

Retired General Counsel of AXIP Energy Services LP and previously Lyondell Chemical Company

DIRECTOR SINCE:

August 2018

COMMITTEE(S):

Nominating, Sustainability and Governance (Chair), Audit

U.S. CITIZEN

	Jacqueline Hoogerbrugge 62 Retired President of Operations of Cloetta AB DIRECTOR SINCE: July 2025 COMMITTEE(S): Audit DUTCH CITIZEN	Paul Huck 76 Retired Chief Financial Officer of Air Products and Chemicals DIRECTOR SINCE: July 2014 COMMITTEE(S): Audit (Chair), Compensation U.S. CITIZEN
Mary Lindsey 70 Retired Chief Financial Officer of Commercial Metals Company DIRECTOR SINCE: July 2020 COMMITTEE(S): Audit U.S. CITIZEN	Didier Miraton 67 President of Consulting Firm, LA Combe SAS, former Managing Partner of Michelin DIRECTOR SINCE: July 2014 COMMITTEE(S): Compensation FRENCH CITIZEN

Dr. Yi Hyon Paik
70

Partner at Asia-IO Partners, Retired President and Chief Strategy Officer of Samsung SDI Company

DIRECTOR SINCE:

July 2020

COMMITTEE(S):

Nominating, Sustainability and Governance

U.S. CITIZEN

Corning Painter 63 CEO of Orion S.A. Group DIRECTOR SINCE: September 2018 COMMITTEE(S): None U.S. CITIZEN	Dan Smith 79 Retired Chairman, President and Chief Executive Officer of Lyondell Chemical Company DIRECTOR SINCE: July 2014 COMMITTEE(S): Chairman of the Board, Compensation (Chair) U.S. CITIZEN

Michel Wurth
72

Retired Senior Executive Vice President and Member of the Group Management Board of ArcelorMittal

DIRECTOR SINCE:

July 2020

COMMITTEE(S):

Nominating, Sustainability and Governance

LUXEMBOURGISH CITIZEN

12	2026 Proxy Statement

PROXY STATEMENT SUMMARY

BOARD REFRESHMENT

Over the past six years, the Board has added five new Directors, inspiring refreshed insights and significantly increasing the broad variety of backgrounds and expertise.

	2020	2022	2025

	+3	+1	+1

5 New independent Directors in six years	Mary Lindsey Yi Hyon Paik Michel Wurth	Tony Davis (until 2023)	Jacqueline Hoogerbrugge

Corporate Governance Highlights

Our Board of Directors believes that good corporate governance through a knowledgeable, accountable and engaged Board and transparent communication with our shareholders and other stakeholders are essential for Orion’s long-term success. The attributes and annual activities highlighted below demonstrate an accountable, independent and engaged Board that possesses a broad mix of skills and experience to support our strategy.

Annual election of all directors

Independent Board (7 out of 8 nominees)

Independent Board Chair

Refreshed and broadly mixed Board with 38% female, 25% veteran, 4 different countries of origin, 5 new directors in last six years

Highly skilled and qualified Board with 38% past CEO, 38% past CFO, 63% past Head of Operations, 75% Human Capital experience, 13% IT leader and 100% sustainability experience

Executive sessions at each regular Board and committee meeting

Regular Audit Committee executive sessions with the CFO, Internal Audit and External Audit as well as cybersecurity

Majority Voting in director elections

Once-a-year Invitation to investor to share perspectives directly at a Board meeting
Thorough annual Board and committee evaluation and self-assessment process

Recurring review of committee charters

Recurring review of Company strategy, global company policies and material legal and regulatory developments and best practices

Regular Board review of CEO succession plan and assessment of senior leadership positions

Structured orientation process for new directors with continued education sessions. Continued added focus on staying updated on emerging risks including cybersecurity and Artificial Intelligence (AI) risks

Strong engagement and commitment by all directors evidenced by 100% Board and 96% committee meeting attendance rate in 2025

Commitment to increased sustainability focus through adding related metrics to short-term and long-term incentive plans

2026 Proxy Statement	13

PROXY STATEMENT SUMMARY

2025 SHAREHOLDER ENGAGEMENT

Our Board believes that demonstrating good governance and transparency through engagement with shareholders and other stakeholders is key to the Company’s long-term success. Our approach to proactive year-round engagements keeps us aligned on priorities while valuing our shareholders’ and other stakeholders’ perspectives.

Broad Investor Outreach		Depth of Engagement

			Met with active shareholders representing
9	275	85	45%
Investor Conferences and Non-Deal Roadshows	Investor Meetings (individual and group)	Unique Institutional Investment Firms	of our outstanding shares (as of 12/31/2025)

Ways We Engaged	Topics Discussed
● Earnings calls	● Global macroeconomic and end-market trends, sensitivities underpinning Orion financial guidance ranges and factors impacting customer demand in Rubber and Specialty segments.
● Investor conferences	● Industrial business cycle characteristics and conditions required for cyclical recovery of performance, business growth drivers, as well as profit profile by end market and investments in capacity to drive greater growth rate
● Direct annual outreach	● Evolving commercial strategies of Orion’s major customers. Factors influencing commercial strategies and pricing outcomes.
● One-on-one meetings, such as through an invitation to share perspectives at a Board meeting	● Orion’s cost structure and optimization efforts, asset footprint and reliability, growth and maintenance capex projects and budgets and operational consistency.
● Non-deal roadshows	● Normalized earnings power or potential, underlying free cash flow generation, cash flow generation prospects, and capital allocation priorities.
● Trade flow and the evolving tariff landscape.

14	2026 Proxy Statement

PROXY STATEMENT SUMMARY

Executive Compensation Highlights

Our Compensation Committee governs the Company’s compensation program for senior executives to ensure pay is aligned with Company performance. Where applicable, our Compensation Committee applies discretion to our senior executives’ compensation to more closely align with shareholders’ interests. The following aspects of our executive compensation program demonstrate our pay-for-performance philosophy and commitment to good governance:

•	Allocation of a significant portion of our Named Executive Officers’ (“NEOs”) compensation to at-risk compensation, of which actual payouts depend on the successful achievement of predetermined financial and sustainability performance goals or are linked to Orion’s stock price. In 2025, 82% of our CEO’s target compensation was at-risk and 62% of our NEOs’ target compensation was at-risk.
•	A large portion (50%) of our long-term incentive awards is linked to the Company’s Total Shareholder Return (TSR) relative to our industry peer group.
•	The majority (95%) of our short-term incentive awards is linked to the Company’s financial (65%), operational (25%) and safety performance (5%).
•	70% of the awards granted under our long-term incentive plan are performance-based for all executive officers.

OUR NAMED EXECUTIVE OFFICERS

Corning Painter CEO of Orion Since September 2018	Jon Puckett CFO of Orion Since December 1, 2025	Jeff Glajch Former CFO of Orion Until November 30, 2025

Dr. Sandra Niewiem SVP, Global Specialty Carbon Black and EMEA Region of Orion Since September 2019	Pedro Riveros SVP, Global Rubber Carbon Black and Americas Region of Orion Since June 2019	Carlos Quinones SVP, Global Operations of Orion Since June 2019

2026 Proxy Statement	15

PROXY STATEMENT SUMMARY

NAMED EXECUTIVE OFFICER TARGET 2025 COMPENSATION

(1)	Mr. Puckett’s employment with the Company commenced on December 1, 2025, with an annual base salary of USD 500,000, which is prorated to reflect his December monthly salary of USD 41,667. Mr. Puckett’s 2025 target STI and LTI compensation was zero as he was not an eligible participant due to the commencement date of his employment.
(2)	Mr. Glajch’s appointment as CFO ended on November 30, 2025, however his employment with the Company ended on December 31, 2025, to support a seamless transition, hence his full-year salary is reflected.
(3)	Ms. Niewiem’s base salary is approved and paid in Euros. STI payouts are paid in local currency, and therefore Ms. Niewiem’s STI payouts are also paid in Euros. Her 2025 base salary was EUR 373,893, and her target STI was EUR 224,336 which have been converted to U.S. Dollars using the December 31, 2025 (last trading day in 2025), exchange rate of USD 1.17, which was the applicable rate at date of approval of her 2025 base salary.

16	2026 Proxy Statement

PROXY STATEMENT SUMMARY

2025 SHORT-TERM AND 2025 LONG-TERM INCENTIVE PLAN PAYOUT RESULTS

The Compensation Committee sets rigorous targets for our short-term and long-term incentive plans, increasingly focusing on sustainability and human capital, of which the latter is reflected in our employee engagement metric included in our long-term incentive plan. The 2025 payout results for our short- and long-term incentive plans are aligned with the Company’s performance as set forth below.

2025 STI METRICS

2023 PERFORMANCE STOCK UNITS VESTED IN 2025 (THREE-YEAR PERFORMANCE PERIOD)

2026 Proxy Statement	17

ORION S.A. 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Proxy Statement

Information Concerning Voting and Solicitation

The accompanying proxy is solicited on behalf of the Board of Directors for use at the Company’s 2026 Annual General Meeting to be held at the Company’s headquarters located at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg on June 25, 2026, at 2:00 p.m. CET, and any adjournment thereof.

On or about May 15, 2026, we will mail to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement (the “Proxy Statement”) and the annual accounts prepared in accordance with Luxembourg law and based on generally accepted accounting principles in Luxembourg for the financial year that ended on December 31, 2025, and our consolidated financial statements prepared in accordance with Luxembourg law and based on U.S. GAAP for the financial year that ended on December 31, 2025, as well as our Annual Report on Form 10-K.

The Notice of Internet Availability of Proxy Materials will also contain instructions on how you can receive a paper copy of the proxy materials. Our 2025 annual accounts, consolidated financial statements and Annual Report on Form 10-K, Notice of Internet Availability of Proxy Materials and the proxy card are first being made available online on or around May 15, 2026.

18	2026 Proxy Statement

ORION S.A. 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Questions and Answers About the General Meeting and Voting

What proposals are scheduled to be voted on at the Annual General Meeting and what is the recommendation of the Board on each of the proposals scheduled to be voted on at the Annual General Meeting?

Shareholders will be asked to vote on the following proposals:

Proposals

PROPOSALS		BOARD RECOMMENDATION
1	Election of the eight director nominees each for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2026.	FOR ALL NOMINEES pg.23
2	Approval of the compensation that shall be paid to the Board of Directors of the Company for the period commencing on January 1, 2026, and ending on December 31, 2026.	FOR pg.57
3	Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2025 (Say-on-Pay vote) as disclosed in the Proxy Statement.	FOR pg.67
4	Approval, on a non-binding advisory basis, of the frequency of the future advisory vote on the Company’s named executive officers compensation (Say-on-Pay vote).	FOR ONE YEAR pg.99
• Presentation of the management report by the Board of Directors and the reports of the independent auditor of the Company in relation to the annual accounts and the consolidated financial statements of the Company for the financial year that ended on December 31, 2025.
5	Approval of the annual accounts of the Company for the financial year that ended on December 31, 2025.	FOR pg.102
6	Approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2025.	FOR pg.103
7	Allocation of results of the financial year that ended on December 31, 2025, and approval of the interim dividends declared by the Company in the aggregate amount of EUR 4,031,774.	FOR pg.104
8	Discharge of the members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2025.	FOR pg.105
9	Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé for the financial year that ended on December 31, 2025.	FOR pg.106
10	Appointment of Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2026.	FOR pg.107
11	Ratification of the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the financial year ending on December 31, 2026.	FOR pg.109

We are not aware of any other business to be brought before the Annual General Meeting. If any additional business is properly brought before the Annual General Meeting, proxies will be voted on those matters in accordance with the best judgment of the person or persons acting under the proxies.

How many votes are needed to approve the proposals and what is the effect of broker non-votes, abstentions or withheld votes?

As of April 23, 2026, the Company had 56,388,649 Common Shares issued and outstanding. Each Common Share is entitled to one vote on each matter brought before the Annual General Meeting.

Unless otherwise required by applicable law or by the articles of association of the Company, resolutions at the Annual General Meeting are adopted by a simple majority of the votes validly cast, except for the resolution regarding the frequency on future Say-on-Pay. Therefore, each proposal, except for the proposal regarding the frequency on future Say-on-Pay, made herein can be approved by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting.

With respect to the resolution regarding the frequency of future Say-on-Pay votes, the frequency of every one, two or three years which collects the highest number of votes validly cast will be determined to be the preferred frequency recommended by the shareholders of the Company.

2026 Proxy Statement	19

ORION S.A. 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

The holders of Common Shares are not entitled to preemptive rights or cumulative voting on any of the aforementioned proposals, nor are such holders entitled to dissenters’ or appraisal rights with respect to such proposals.

Abstentions, broker non-votes (see below) and nil votes will not be taken into account. A nil vote under Luxembourg law means a vote that does not show clearly the intention of the shareholder to cast a vote for, against or to abstain with regard to a specific resolution.

Who can vote at the Annual General Meeting?

Shareholders as of the Record Date for the Annual General Meeting are entitled to vote at the Annual General Meeting. As of April 23, 2026, the Company had 56,388,649 Common Shares issued and outstanding.

“Shareholder of Record”: Common Shares Registered in Your Name

If on the Record Date your Common Shares were registered directly in your name with our transfer agent, Equiniti, then you are considered a shareholder of record with respect to those Common Shares.

As a shareholder of record, you may vote at the Annual General Meeting or vote by proxy. Whether or not you plan to attend the Annual General Meeting, we urge you to vote over the Internet, by telephone or by filling out and returning the proxy card.

“Beneficial Owner”: Common Shares Registered in the Name of a Broker or Nominee

If on the Record Date, you hold your Common Shares through a bank, brokerage firm or other agent and do not give instructions to your bank, brokerage firm or other agent as to how your Common Shares should be voted at the Annual General Meeting, the Common Shares that you hold through a bank, brokerage firm or other agent will not be voted on Proposals 1 through 9. The Company therefore urges all shareholders who hold their Common Shares through a bank, brokerage firm or other agent to promptly provide voting instructions in accordance with the procedures of their bank, brokerage firm or other agent.

How do I vote?

If you are a shareholder of record, you may use one of the following means:

•	vote in person—we will provide a ballot to shareholders who attend the Annual General Meeting and wish to vote in person
•	vote by telephone in advance of the Annual General Meeting
•	vote by traditional mail—if you request a paper proxy card, complete, sign and date the proxy card then follow the instructions on the proxy card
•	vote via the Internet—follow the instructions on the Notice of Internet Availability or proxy card and have the Notice of Internet Availability or proxy card available when you access the internet website

All Common Shares represented by proxy for the Annual General Meeting duly executed and received by the Voter Deadline will be voted at the Annual General Meeting in accordance with the terms of the proxy. This includes votes submitted via the Internet or by telephone. Submitting your proxy, whether via the Internet, telephone or by mail if you requested a paper proxy card, will not affect your right to vote in person at the Annual General Meeting if you were a shareholder of record as of 11:59 P.M. CET on April 23, 2026, and should you decide to attend the Annual General Meeting and vote your shares at the Annual General Meeting. If you decide to vote in person at the Annual General Meeting, your previous proxy will be revoked and become void.

If you are not a shareholder of record, please refer to the voting instructions provided by your nominee that will direct you on how to vote your Common Shares.

Your vote is important. Whether or not you plan to attend the Annual General Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the Annual General Meeting if you have already voted by proxy.

How do I revoke my proxy?

A shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to the Secretary of the Company or by delivering a later-dated proxy or by voting in person at the Annual General Meeting.

What is the quorum requirement for the Annual General Meeting?

There is no quorum requirement. The Annual General Meeting will proceed regardless of the number of Common Shares present or represented by proxy.

20	2026 Proxy Statement

ORION S.A. 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

What are broker non-votes?

Broker non-votes occur when Common Shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the Common Shares on a particular resolution item.

Broker non-votes have no effect on the matters voted upon. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your Common Shares will not be authorized to vote on Proposals 1 through 9. The appointment of the independent auditor (Proposal 10) and the ratification of the appointment of the independent registered public accounting firm (Proposal 11) are considered to be routine matters and, accordingly, even if you do not instruct your broker, bank or other nominee on how to vote the Common Shares in your account for Proposal 10 or Proposal 11, brokers will be permitted to exercise their discretionary authority to vote for the appointment of the independent auditor and the ratification of the appointment of the independent registered public accounting firm. We encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual General Meeting.

What if I return a proxy card but do not make specific choices?

All proxies will be voted in accordance with the instructions specified on the proxy card.

If you do not vote on specific resolution items and you hold your Common Shares through a broker, bank or other nominee and your broker, bank or other nominee does not have discretionary power to vote your shares, your Common Shares may constitute “broker non-votes” (as described above). Voting results will be tabulated and certified by the scrutineer of elections appointed for the Annual General Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to shareholders except where delivery of paper copies of the proxy materials is required by law or requested by a shareholder. Accordingly, on or around May 15, 2026, the Company will mail a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to the shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability and at https://investor.orioncarbons.com/governance/Proxy-Statements/default.aspx. The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the notice, then you will not receive a paper copy of the proxy materials unless you request one. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help the environment and reduce costs to the Company associated with the physical printing and mailing of proxy materials.

How can I get electronic access to the proxy materials?

The Notice of Internet Availability will provide you with instructions regarding how to use the Internet to:

•	View the Company’s proxy materials for the Annual General Meeting
•	Instruct the Company to send future proxy materials to you by e-mail

The Company’s proxy materials are also available at https://investor.orioncarbons.com/governance/Proxy-Statements/default.aspx. This website address is included for reference only. The information contained on the Company’s website is not incorporated by reference into this Proxy Statement.

Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Who is paying for this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. Proxies may be solicited on behalf of the Company by our directors, officers, employees or agents in person or by telephone or other electronic means. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries, upon request, for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our Common Shares. We have not retained an outside proxy solicitation firm to assist us with the solicitation of proxies.

2026 Proxy Statement	21

CORPORATE GOVERNANCE

PROPOSAL
Election of Directors The Board of Directors recommends that shareholders vote FOR the election of each of the director nominees to the Company’s board of directors.

All eight director nominees are current directors of the Board and, if elected, will each serve as director until the next Annual General Meeting of shareholders or, if earlier, such director’s death, resignation or removal. All the director nominees listed below have given their consent to be named as nominees for election and have indicated their intention to serve on the Board if they are elected. Mr. Michel Wurth has decided to not stand for re-election to the Board of Directors at the Annual General Meeting due to increased responsibilities with other organizations. The Board followed the Nominating, Sustainability and Governance Committee’s recommendation to effectively reduce the number of directors standing for reelection to eight and not to nominate a new director nominee to succeed into Mr. Wurth’s position. Following the 2026 Annual General Meeting, the Board will remain fully independent except for our CEO, Mr. Painter. The Board does not anticipate that any of the nominees will be unable to serve as a director, but in the event that any nominee is unable to serve as a director or should otherwise become unavailable before the 2026 Annual General Meeting, the Board may either propose an alternate nominee, in which case the proxies will be voted for the alternative nominee unless directed to withhold from voting, or the Board may elect to reduce the size of the Board.

Director Nominees

Our Board believes that it is important for each of our directors to possess qualities such as integrity and honesty as well as experience, attributes and skills that contribute to an adequate mix of expertise and perspectives amongst the directors. These characteristics enhance the overall effectiveness of the Board. The ability and commitment to devote adequate time and attention to Board and committee activities, as well as the complementing mix of individual’s skills and personality in line with those of other directors are additional key criteria for Board membership.

As described under section “Corporate Governance and Director Independence – Selection and Evaluation of Director Candidates” and as further prescribed in the committee’s charter, our Nominating, Sustainability and Governance Committee considers all factors it deems relevant after thorough review when evaluating prospective candidates or current board members for nomination to our Board. Candidates brought to the attention of the Nominating, Sustainability and Governance Committee by shareholders are evaluated with the same criteria as the Board’s own nominees. All our director nominees bring to the Board leadership experience derived from past and present service. There are no family relationships between these directors and executive officers of the Company, and no legal proceedings adverse to the Company are pending in which director nominees are involved as a party or otherwise.

The director nominees bring a broad variety of views and perspectives derived from their individual experiences working in a range of industries and occupations, which provides our Board with the skills and expertise needed to support the Company’s strategy. The relevant individual experiences, qualifications and skills of our directors that contribute to the Board’s effectiveness and overall functioning are described in the biographies set forth on the next pages.

We are asking our shareholders to approve the following resolution regarding the appointment of each director nominee:

RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby appoint each director nominee as a director of the Company to serve on the Board of Directors for a term ending on the date of the Annual General Meeting of shareholders of the Company called to approve the Company’s annual accounts and consolidated financial statements for the financial year ending December 31, 2026.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

2026 Proxy Statement	23

PROPOSAL 1: ELECTION OF DIRECTORS

Board of Director Nominees

Included on the next pages below is an overview of the various unique individual and collective strengths of our Director nominees that contribute to an effective and well-functioning Board.

INDIVIDUAL QUALIFICATIONS, ATTRIBUTES, EXPERTISE AND EXPERIENCE

	Kerry Galvin	Jacqueline Hoogerbrugge	Paul Huck	Mary Lindsey	Didier Miraton	Yi Hyon Paik	Corning Painter	Dan Smith	Total
Social Governance									8/8
Past/Present CEO									3/8
Past/Present CFO									3/8
Past/Present Operations Leader									5/8
Past/Present IT Leader									1/8
Finance Expertise									5/8
Financing/Capital Markets									6/8
Chemical Technology									4/8
Risk Management									8/8
Human Capital									6/8
Corporate Governance									8/8
Legal Regulatory									3/8
Past/Present Public Company Director									6/8
Marketing									3/8
Industry Expertise									6/8
Cybersecurity Governance									4/8
M&A									6/8
EHS									8/8
R&D & Innovation									3/8
Veteran									2/8

24	2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

EXPERTISE AND EXPERIENCE MIX

BOARD NOMINEES BACKGROUND MIX

INDEPENDENCE	AGE

Average
70
3
1
4
60-65 Years
66-70 Years
>70 Years

BACKGROUND MIX	TENURE

1
1
1
5
4
Countries of Origin
France
The Netherlands
South Korea
U.S.A.

The information above reflects our current Board of Directors nominees excluding Mr. Michel Wurth, who will serve on our Board until his retirement from our Board on June 25, 2026. He will not stand for reelection at the Annual General Meeting.

2026 Proxy Statement	25

PROPOSAL 1: ELECTION OF DIRECTORS

Biographies of Directors and Director Nominees

Kerry Galvin 65 INDEPENDENT DIRECTOR SINCE: August 2018 ORION BOARD COMMITTEE(S): • Nominating, Sustainability and Governance Committee (Chair) • Audit Committee U.S. CITIZEN

OTHER COMPANY BOARDS AND RELEVANT AFFILIATIONS

Former board member of the American Corporate Counsel Association, Alumni Association of the University of Michigan, and The Georgetown University Board of Regents

KEY QUALIFICATIONS AND SKILLS

Legal, Compliance, Risk Management, Corporate Governance, Sustainability, Finance

KEY (PRIOR) BUSINESS EXPERIENCE

•   Executive Officer and General Counsel of Axip Energy Services LP (2010-2015)

•   Executive Officer and General Counsel of Lyondell Chemical Company (2000-2008)

•   In-house Counsel of Lyondell Chemical Company (1990-2000)

EDUCATION

•   B.S. degree in Foreign Service, Georgetown University

•   J.D. degree, University of Michigan

•   Master class Cybersecurity, National Association of Corporate Directors (NACD)

Ms. Galvin served as an executive officer at a public company and brings to the Board over 35 years of experience in managing legal, compliance, human resources, environmental and facilities, risk management, public relations and government affairs functions. She worked extensively in corporate finance, securities law and corporate governance, including advising boards of directors and serving as an executive officer at a public company. Throughout her career, Ms. Galvin gained in-depth experience in sustainability-related matters.

Q&A: WHICH BOARD ACTIVITY OVER THE PAST YEAR STANDS OUT TO YOU?	“The activity that stands out to me from 2025, was the addition of our new director, Jacqueline Hoogerbrugge, to the Board. Jacqueline has been a positive and constructive addition to the Board and brings a new perspective on many issues.”

26	2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Jacqueline Hoogerbrugge 62 INDEPENDENT DIRECTOR SINCE: July 2025 ORION BOARD COMMITTEE(S): • Audit Committee DUTCH CITIZEN

OTHER COMPANY BOARDS AND RELEVANT AFFILIATIONS

Board and audit committee member and chair of the remuneration committee of Koninklijke Jumbo Food Group N.V., board member and chair of the remuneration committee of BA Glass, member of the board of Broadview Holding B.V., board member and audit committee member of Dometic AB, former remuneration committee member of Swedish Match AB, former board member of IKEA Industry AB, former executive board member of Cloetta AB and former board member of Cederroth International AB

KEY QUALIFICATIONS AND SKILLS

Manufacturing, Engineering, Supply Chain, Procurement, Sustainability

KEY (PRIOR) BUSINESS EXPERIENCE

•   President operations of Cloetta AB (2010-2017)

•   Vice President operations of medical division of Danone (2009-2010)

•   Vice President procurement global baby and medical division of Danone (previous Royal Numico) (2006-2009)

•   Factory director as well as several managerial roles in operations, corporate engineering and manufacturing, procurement and supply chain at Unilever (1993-2006)

•   Several management functions in sales, marketing and engineering at Fluor Daniel (1988-1993)

EDUCATION

•   M.S. degree in Chemical Engineering, Rijksuniversiteit Groningen

Ms. Hoogerbrugge brings to the Board over 30 years of leadership experience in operational excellence finance, procurement, change management (including M&A and restructuring), people development and sustainability in global industrial consumer products companies. She has served on the board of directors of 8 companies, including 3 publicly listed companies, and has been a member of both audit and remuneration committees.

Q&A: WHICH ORION FACILITY VISIT HAS HAD THE MOST IMPACT ON YOUR UNDERSTANDING OF THE COMPANY?	“Visiting the plant in Kalscheuren as part of my onboarding process, was very interesting in many ways. Especially to understand the complexity of Orion’s production processes and products as well as the long history of carbon black. But maybe the most impressive of all was the enthusiasm and commitment of the employees at the plant. In the end, people make the difference.”

2026 Proxy Statement	27

PROPOSAL 1: ELECTION OF DIRECTORS

Paul Huck 76 INDEPENDENT DIRECTOR SINCE: July 2014 ORION BOARD COMMITTEE(S): • Audit Committee (Chair) • Compensation Committee U.S. CITIZEN

OTHER COMPANY BOARDS AND RELEVANT AFFILIATIONS

Board member of St. Luke’s University Health Network, former member of the boards of AdvanSix, Inc. and NewPage Corporation

KEY QUALIFICATIONS AND SKILLS

Financial expert, Accounting, IT including cybersecurity

KEY (PRIOR) BUSINESS EXPERIENCE

•   Chief Financial Officer of Air Products and Chemicals (2004-2013)

•   Corporate Controller of Air Products and Chemicals (1994-2004)

•   Various finance and controlling positions at Air Products and Chemicals (1979-1994)

•   U.S. Navy Officer

EDUCATION

•   B.S. degree in Mathematics, United States Naval Academy

•   MBA degree, Johnson Graduate School of Management at Cornell University

Mr. Huck brings to the Board over 30 years of leadership, financial and accounting experience in the chemicals industry, as well as extensive experience with regulated industries, operations as well as sustainability related matters. Mr. Huck is a financial expert and served as an executive officer at a public company.

Q&A: WHICH ORION FACILITY VISIT HAS HAD THE MOST IMPACT ON YOUR UNDERSTANDING OF THE COMPANY?	“The first plant I visited was Orion’s largest plant in Cologne, Germany. While I had an understanding of carbon black and its uses, being able to see the number of different ways that it was produced and the broad range of products that it went into outside of tires was extremely valuable to me as it brought to life our specialty business and the opportunities it presented for growth of the company. This plant is also the home for our global research and development efforts. By visiting the labs, I got a chance to see how our customers use the products and what is important to them in the products we supply them. I believe that board members do need to have a good understanding of the products that a company produces, the facilities they are produced in, the customers they are sold to, and why these customers choose our products. I received a good understanding of all these factors in my visit to the Orion Cologne plant.”

28	2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Mary Lindsey 70 INDEPENDENT DIRECTOR SINCE: July 2020 ORION BOARD COMMITTEE(S): • Audit Committee U.S. CITIZEN

OTHER COMPANY BOARDS AND RELEVANT AFFILIATIONS

Board member, audit committee chair and member of the corporate governance and nominating committee of Lindsey Corporation and board member, audit committee chair and member of the compensation committee of Methode Electronics, Inc.

KEY QUALIFICATIONS AND SKILLS

Financial expert, Accounting, Tax, Legal

KEY (PRIOR) BUSINESS EXPERIENCE

•   Chief Financial Officer of Commercial Metals Company (2016-2019)

•   Vice President, Tax and Investor Relations of Commercial Metals Company (2015-2016)

•   Vice President, Tax of Commercial Metals Company (2009-2015)

•   Various positions including corporate attorney, business strategy, Vice President, Tax and Tax Counsel of The Timken Company (1985-2005)

EDUCATION

•   B.A degree in Russian and Political Science, State University of New York

•   J.D. degree, State University of New York

•   LL.M. degree in Taxation, Case Western University

•   CERT Certificate in Cybersecurity Oversight, Carnegie Mellon University

Ms. Lindsey brings to the Board extensive experience in financial, accounting and tax matters. She is a financial expert and served as an executive officer at a public company.

Q&A: WHICH ORION FACILITY VISIT HAS HAD THE MOST IMPACT ON YOUR UNDERSTANDING OF THE COMPANY?	“In the first year after I joined the Board, we visited the Company’s largest facility located in Cologne, Germany. Being new to the carbon black industry, the range of products made, and the variety of manufacturing processes which are managed at this plant, was quite eye opening. The plant also utilizes a lamp black process in its production process, which is an ancient method of producing carbon black. The research and development operations are also significant at this plant, and are world class in this industry.”

2026 Proxy Statement	29

PROPOSAL 1: ELECTION OF DIRECTORS

Didier Miraton 67 INDEPENDENT DIRECTOR SINCE: July 2014 ORION BOARD COMMITTEE(S): • Compensation Committee FRENCH CITIZEN

OTHER COMPANY BOARDS AND RELEVANT AFFILIATIONS

Board member of Thea Holding, Khéoos and TrustInSoft and former member of the boards of Biotyfood and Aviwell

KEY QUALIFICATIONS AND SKILLS

General management, Industrial manufacturing, R&D, Innovation, IT

KEY (PRIOR) BUSINESS EXPERIENCE

•   Professor MBA program, Collège des Ingénieurs (2012-present)

•   President of La Combe SAS (2016-present)

•   CEO of Almérys SAS (2013-2015)

•   CEO of Pierre Fabre (2012-2013)

•   Managing Partner of Michelin (2007-2011)

•   President, Research & Technology of Michelin (2001-2011)

•   Supervisor, Industrial Policy of Michelin (2003-2011)

EDUCATION

•   Civil Engineering degree, École Nationale des Ponts-et-Chaussées

Mr. Miraton brings to the Board strong experience in global management of industrial companies as well as in the fields of industry, lean manufacturing, research and development, innovation and Information Technology.

Q&A: WHICH BOARD ACTIVITY OVER THE PAST YEAR STANDS OUT TO YOU?	“The importance of discussions within the Board of operational and strategic options in order to help the executive team mature its choices.”

Dr. Yi Hyon Paik 70 INDEPENDENT DIRECTOR SINCE: July 2020 ORION BOARD COMMITTEE(S): • Nominating, Sustainability and Governance Committee U.S. CITIZEN

OTHER COMPANY BOARDS AND RELEVANT AFFILIATIONS

Board member of Qnity, former board member of Versum Materials, Inc.

KEY QUALIFICATIONS AND SKILLS

Electronic and energy storage industry, International Business, Strategy, Technology, R&D

KEY (PRIOR) BUSINESS EXPERIENCE

•   Partner and Director of Asia-IO Partners (2023-present)

•   President and Chief Strategy Officer of Samsung SDI Company (2014-2016)

•   Executive Vice President and Head of the Electronic Materials Business at Samsung Cheil Industries (2010-2013)

•   Business Group Vice President and Head of Electronic Materials Business of Dow Chemical Company (2009-2010)

•   President of the Electronic Materials Business of Rohm and Haas (2006-2009)

EDUCATION

•   B.A and M.S. degree in Chemistry, Seoul National University

•   Ph.D. degree in Chemistry, University of Pittsburgh

•   Postdoctoral Fellow, Columbia University

Dr. Paik brings to the Board extensive leadership experience as an executive officer in multinational public companies and the electronic materials and energy storage industry. He provides in-depth experience in research and development, strategic planning and global business expertise with a deep technical understanding.

Q&A: WHAT DO YOU LIKE BEST ABOUT ORION’S BOARD CULTURE?	“I think we have a great Board. The mix of experiences, backgrounds, genders and ethnicities is impressive. With these attributes, the Board discusses Company strategies frankly and respectfully to direct management to the best of the Company.”

30	2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Corning Painter 63 NON-INDEPENDENT DIRECTOR SINCE: October 2018 ORION BOARD COMMITTEE(S): • Non-independent board member U.S. CITIZEN

OTHER COMPANY BOARDS AND RELEVANT AFFILIATIONS

Stepan Company (2025)

KEY QUALIFICATIONS AND SKILLS

Chemical industry, Specialty and Commodity businesses, International business, Strategy, Supply Chain, Finance, Human Capital

KEY (PRIOR) BUSINESS EXPERIENCE

•   Chief Executive Officer of Orion S.A. Group (September 2018-present)

•   Executive Vice President, Industrial Gases division of Air Products and Chemicals (2014-2018)

•   Senior Vice President, Merchant Gases of Air Products and Chemicals (2013-2014)

•   Various positions, including 10 years overseas in Europe and China at Air Products and Chemicals, such as Vice President, Global Electronics, Senior Vice President, Corporate Strategy and Technology, and Senior Vice President, Supply Chain (1984-2013)

EDUCATION

•   Certified Professional Engineer, in the Commonwealth of Pennsylvania

•   B.S. degree in Chemical Engineering, Carnegie Mellon University

•   Master class Cybersecurity, National Association of Corporate Directors (NACD)

Mr. Painter brings to the board in-depth knowledge of the Company and extensive executive officer experience at a public company and in the global chemicals industry. He provides experience with setting strategy and policy, human capital management, finance, supply chain and setting company culture.

Q&A: WHAT HAVE YOU FOUND MOST BENEFICIAL ABOUT MEETING WITH ORION’S STAKEHOLDERS?	“As the CEO of Orion, I value meeting with employees, investors and customers routinely and meet with community leaders occasionally. Across these stakeholder groups there are unifying themes like the aspiration for Orion to be a safe, reliable, financially stable and profitable company that balances short- and long-term perspectives. Our stakeholders anticipate us to be an employer of choice, exercise good governance and be good corporate citizens. Our efforts have resulted in a Platinum EcoVadis rating, which our customers value, however we collectively recognize that together we cannot get too far in front of end-customers with producing lower carbon circular grades.”

2026 Proxy Statement	31

PROPOSAL 1: ELECTION OF DIRECTORS

Dan Smith 79 INDEPENDENT DIRECTOR AND CHAIRMAN OF THE BOARD SINCE: July 2014 ORION BOARD COMMITTEE(S): • Chairman of the Board • Compensation Committee (Chair) U.S. CITIZEN

OTHER COMPANY BOARDS AND RELEVANT AFFILIATIONS

Current lead director of Magnolia Oil & Gas Corporation and former chairman of the boards of Magnolia Oil & Gas Corporation, Lyondell Chemical Company, Kraton Performance Polymers, Inc., Nexeo Solutions, Inc. and Northern Tier Energy LLC

KEY QUALIFICATIONS AND SKILLS

Chemical and Energy industry, Strategy, Operations, Finance

KEY (PRIOR) BUSINESS EXPERIENCE

•   Member of the College of Engineering Advisory Council at Lamar University

•   Chief Executive Officer of Lyondell Chemical Company (1996-2007)

•   President of Lyondell Chemical Company (1994-1996)

•   U.S. Air Force enlisted member

EDUCATION

•   B.S. degree in Chemical Engineering, Lamar University

Mr. Smith brings to the Board more than 40 years of executive leadership, covering operations and finance responsibilities. He has gained financial expertise as well as in-depth knowledge of the chemical and energy industries through various senior executive roles including that of CFO and then CEO of Lyondell Chemical Company. He has extensive board experience, including that of chairman, on both public and private boards.

Q&A: WHAT DO YOU LIKE BEST ABOUT ORION’S BOARD CULTURE?	“I like the open and frank participation by all the Board members who come well prepared for the meetings. They are collegial and supportive of each other and the management team, while challenging each other and the team as appropriate, utilizing their extensive experience and knowledge.”

32	2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Michel Wurth 72 INDEPENDENT DIRECTOR NOT STANDING FOR REELECTION DIRECTOR SINCE: July 2020 ORION BOARD COMMITTEE(S): • Nominating, Sustainability and Governance Committee LUXEMBOURGISH CITIZEN

OTHER COMPANY BOARDS AND RELEVANT AFFILIATIONS

Chairman of the board of ArcelorMittal Luxembourg S.A. and member of the sustainability committee of ArcelorMittal S.A, Vice-chairman of the supervisory board of Dillinger Hütte Saarstahl and member of the Präsidium (ArcelorMittal Group), Vice-chairman of the supervisory board of Dillingen FRG Dillinger Hütte AG and member of the Präsidium (ArcelorMittal Group), member of the board of directors of Axiomatic S.A. and board member of the Luxembourg Central Bank and former board member of SMS Group

KEY QUALIFICATIONS AND SKILLS

Manufacturing industry, Strategy, Sustainability, Finance, Operations

KEY (PRIOR) BUSINESS EXPERIENCE

•   Senior Executive Vice President and Chief Financial Officer of Arcelor (2002-2014)

•   Member of ArcelorMittal’s Group Management Board, responsible for Flat Carbon Europe, Global R&D, Distribution Solutions and Long Carbon Worldwide respectively (2006-2014)

•   Chief Financial Officer of ARBED Group (predecessor of Arcelor) (1996-2002)

•   Various positions including Corporate Secretary at ARBED Group (1979-1996)

EDUCATION

•   M.S. degree in Economics, London School of Economics

•   M.S. in Law, University of Grenoble

•   Doctor of Law Honoris Causa (Dr. iur. h.c.), Sacred Heart University

•   Political Science degree, Institut d’Etudes politiques de Grenoble

Mr. Wurth brings to the Board over 40 years of experience in senior executive leadership of a publicly listed industrial company. He provides extensive experience in finance, global business management, sustainability, and strategic planning.

Q&A: WHICH BOARD ACTIVITY OVER THE PAST YEAR STANDS OUT TO YOU?	“The increased focus put by the Board and the Nominating, Sustainability and Governance Committee on how to master the CO2 and other emission challenges is particularly important for the future of the industry. The world needs carbon black of the highest quality, and it is up to Orion to find ways and technologies to produce and supply it in the most sustainable way. The Board clearly recognizes this and over the past year has taken even further steps to better understand how the Company can make continuous progress in such a direction.”

2026 Proxy Statement	33

PROPOSAL 1: ELECTION OF DIRECTORS

Board Committees

The Board has three standing Committees: the audit committee (the “Audit Committee”), the compensation committee (the “Compensation Committee”) and the nominating, sustainability and governance committee (the “Nominating, Sustainability and Governance Committee”). Each of these committees reports to the Board at each regular Board meeting or sooner as it deems appropriate and as the Board may request. The Board has adopted written charters for each of the committees. From time to time, special committees may be established under the direction of our Board when necessary to address specific matters. Accordingly, the Board established an Executive Committee in 2019. This committee consists of the Chairman of the Board, Mr. Smith, the Chairman of the Audit Committee, Mr. Huck, the Chairwoman of the Nominating, Sustainability and Governance Committee, Ms. Galvin, and the Chief Executive Officer, Mr. Painter. This committee does not meet on a regular basis but meets as needed to deal with urgent or quickly moving matters, when it is not feasible to get the entire Board together. It may also be used to conduct investigations or examine potential conflicts of interest, although it has not had to do so to date. The Executive Committee held zero meetings in 2025. Deliberations or actions by this committee are communicated to the full Board as soon as practicable, and the committee is not intended to be a substitute for the Board.

The table below sets forth the financial year 2025 membership of the Board and its standing committees and the number of meetings including working sessions held during 2025:

DIRECTOR NAME	AGE	GENDER	COUNTRY OF ORIGIN	OTHER CURRENT PUBLIC BOARDS	DIRECTOR SINCE	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING, SUSTAINABILITY AND GOVERNANCE COMMITTEE	EXECUTIVE COMMITTEE	BOARD AND COMMITTEE MEETING ATTENDANCE
Kerry Galvin	65	F	U.S.A.	–	August 2018					100%
Jacqueline Hoogerbrugge	62	F	The Netherlands	1	July 2025					75%
Paul Huck Financial Expert	76	M	U.S.A.	–	July 2014					100%
Mary Lindsey Financial Expert	70	F	U.S.A.	2	July 2020					100%
Didier Miraton	67	M	France	–	July 2014					100%
Yi Hyon Paik	70	M	South Korea	1	July 2020					100%
Corning Painter Non-Independent	63	M	U.S.A.	1	Sept. 2018					100%
Dan Smith Chairman of the Board	79	M	U.S.A.	1	July 2014					100%
Michel Wurth	72	M	Luxembourg	1	July 2020					100%
Number of 2025 meetings						4	3	3	—
Number of 2025 working sessions						4	1	—	—

Member	Chair

The 2026 membership of the Board and its standing committees are expected to remain generally the same as it was in 2025, except for the composition of the Nominating, Sustainability and Governance committee, with Mr. Michel Wurth no longer serving on it due to his retirement from the Board as of June 25, 2026.

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PROPOSAL 1: ELECTION OF DIRECTORS

Audit Committee

MEMBERS

Kerry Galvin

Jacqueline
Hoogerbrugge

Paul Huck
(Chair)

Mary Lindsey

4

Meetings in 2025

4

Working Sessions
in 2025

88%*

Meeting Attendance

* Mr. Hans-Dietrich Winkhaus attended 100% of the Audit Committee meetings until his retirement from the Board on June 26, 2025, however his attendance is not reflected in the above. Ms. Jacqueline Hoogerbrugge attended one out of the two Audit Committee meetings since her Board appointment on July 1, 2025, and her attendance is reflected in the above

Our Audit Committee consisted of Ms. Galvin, Mr. Huck (serving as chair of the committee), Ms. Lindsey, Mr. Hans-Dietrich Winkhaus, until his retirement from the Board on June 26, 2025, and Ms. Jacqueline Hoogerbrugge, following her appointment to the Board on July 1, 2025.

KEY RESPONSIBILITIES AND AREAS OF RISK OVERSIGHT

•   Oversees the Company’s accounting and financial reporting processes and the integrity of the Company’s financial statements and Form 10-K and 10-Q filings, including the discussion of critical reporting and audit matters

•   Oversees the Company’s compliance with legal and regulatory requirements and reviews and discusses the General Counsel’s periodic compliance report

•   Reviews and discusses the Company’s policies with respect to risk assessment and management, in particular with respect to the Company’s material financial risk exposures

•   Oversees the effectiveness of internal controls over financial reporting including the control environment to address and mitigate information technology and related cybersecurity risks

•   Oversees the enterprise risk management program and financial (including tax) risk exposure and management, including mitigation actions

•   Oversees independent registered public accounting firm’s audit plan and budget and monitors performance, qualifications and independence in sessions with the independent auditor

•   Oversees cybersecurity risk management and strategy as well as emerging trends such as Artificial Intelligence (“AI”) in sessions with the Chief Information Officer

•   Reviews and evaluates the performance of the internal audit function and compliance program in sessions with the internal audit department

•   Reports to the full Board its discussions for considerations and actions when appropriate

RECENT AND ONGOING KEY FOCUS AREAS

•   Review of the Company’s financing activities and assessment of financial (including tax) risk exposure and management, including mitigation actions

•   Strengthening the Company’s internal control environment with increased focus on rationalization and standardization

•   Review of Cybersecurity threats and mitigation strategy as well as IT cybersecurity scorecards, which reflect amongst others the status of awareness training programs, phishing incidents, penetration tests, endpoint security findings and an overall cybersecurity vulnerability assessment score

•   Review of reporting frameworks updates including climate change disclosure requirements in Form 10-K filings

QUALIFICATIONS

The Board has determined that the members of the Audit Committee are independent for purposes of serving on such committee under the NYSE listing standards and applicable law, including Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended.

In addition, the Board has determined that each current member of the Audit Committee is financially literate under the NYSE listing standards and that Mr. Huck and Ms. Lindsey qualify as “audit committee financial experts,” as such term is defined in Item 407(d) of Regulation S-K.

The Audit Committee operates pursuant to an Audit Committee Charter, which was approved and adopted by the Board and is posted on the Company’s website under the Investors and Corporate Governance links at https://investor.orioncarbons.com/governance/committee-composition/default.aspx. The duties and responsibilities of the Audit Committee are set forth in its charter.

REPORT OF THE AUDIT COMMITTEE

See page 100

2026 Proxy Statement	35

PROPOSAL 1: ELECTION OF DIRECTORS

Compensation Committee

MEMBERS Paul Huck Didier Miraton Dan Smith (Chair) 3 Meetings in 2025 1 Working Session in 2025 100% Meeting Attendance

Our Compensation Committee consisted of Messrs. Huck, Miraton and Smith (serving as chair of the committee).

KEY RESPONSIBILITIES AND AREAS OF RISK OVERSIGHT

•   Oversees the Company’s executive compensation policies and programs, including cash and equity-based compensation plans as well as the Company’s director compensation policies and respective recommendations to the Board, subject to AGM voting.

•   Reviews and approves the CEO’s corporate goals and objectives and evaluates his performance considering those goals and objectives and in alignment with shareholders’ interests

•   Either as a committee or together with the other independent directors (as directed by the Board), determines and approves the CEO’s compensation

•   Reviews and approves the performance and compensation of the other named executive officers of the Company

•   Oversees human capital strategy and policies including matters related to employee learning & development, workplace culture, employee engagement, retention, recruitment, CEO and senior leadership succession planning, talent and leadership development, health, safety and wellness

•   Reports to the full Board its discussions for considerations and actions when appropriate

RECENT AND ONGOING KEY FOCUS AREAS

•   Strengthening the link between executive compensation and Company performance in alignment with our shareholders’ interest

•   Human Capital advancement such as learning and development and leadership development

•   Leadership succession planning

QUALIFICATIONS

Each of the members of our Compensation Committee meets the independence requirements under the NYSE listing standards, qualifying as an “outside director” in accordance with Section 162(m) of the Internal Revenue Code and as a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

The Compensation Committee Charter has been posted on the Company’s website under the Investors and Corporate Governance links at https://investor.orioncarbons.com/governance/committee-composition/default.aspx.

REPORT OF THE COMPENSATION COMMITTEE

See page 85

36	2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Nominating, Sustainability and Governance Committee

MEMBERS Kerry Galvin (Chair) Dr. Yi Hyon Paik Michel Wurth 3 Meetings in 2025 100% Meeting Attendance

Our Nominating, Sustainability and Governance Committee consisted of Ms. Galvin (serving as chair of the committee) and Messrs. Paik and Wurth.

KEY RESPONSIBILITIES AND AREAS OF RISK OVERSIGHT

•   Oversees governance processes, policies and procedures, including related risk management and compliance

•   Reviews Board and committee compositions and identifies individuals believed to be qualified to become Board or committee members consistent with criteria approved by the Board, and selects or recommends to the Board, the nominees to stand for election as directors at the Annual General Meeting of shareholders or, if applicable, at a special meeting of shareholders

•   Reviews at least annually the Board committee charters considering recent developments in corporate governance practices, laws and regulations and suggest to the Board any amendments to such charters (if any)

•   Oversees sustainability and other environmental, social and governance (“ESG”) strategies, policies, goals and objectives as well as reviews the annual sustainability report

•   Oversees CEO succession plan

•   Reports to the full Board its discussions for considerations and actions when appropriate

RECENT AND ONGOING KEY FOCUS AREAS

•   Board composition and refreshment

•   Sustainability and community support strategy as well as upcoming EU Corporate Sustainability Reporting Directive (CSRD) / European Sustainability Reporting Standards (ESRS), including the relevant application time and scoping review

•   Review of new Company policies related to governance, climate change, pollution and circular economy

QUALIFICATIONS

Each of the members of our Nominating, Sustainability and Governance Committee is an independent director under the NYSE listing standards.

The Nominating, Sustainability and Governance Committee Charter has been posted on the Company’s website under the Investors and Corporate Governance links at https://investor.orioncarbons.com/governance/committee-composition/default.aspx.

2026 Proxy Statement	37

PROPOSAL 1: ELECTION OF DIRECTORS

Corporate Governance

Corporate Governance Guidelines

The Board has adopted the Company’s Corporate Governance Guidelines which describe the Board’s view on several governance topics. The Corporate Governance Guidelines along with the charters of the Board committees and the Company’s Code of Conduct as well as the Company’s Code of Ethics for Senior Financial Officers, provide the corporate governance framework of the Company. The recent corporate governance initiatives adopted by the Board are discussed below. Our Corporate Governance Guidelines and the Company’s Code of Ethics for Senior Financial Officers can be found under “Investors” and “Corporate Governance” on our website https://investor.orioncarbons.com/governance/governance-documents/default.aspx.

The information contained on, or that can be accessed through our website is not incorporated by reference and is not a part of this Proxy Statement.

The most important corporate governance practices of our Board are summarized below.

Governance Practices

•	Strong participation and commitment by all directors documented by 97% Board and committee meeting attendance rate in 2025
•	Director plant visits and continued education, e.g. on production technology developments, plant reliability efforts, operational excellence achievements
•	Risk and strategy oversight (including environmental and social responsibility strategy as well as cyber security) by full Board assisted by Board committees
•	Regular strategy and progress reviews by Board committee on sustainability related matters, including Company’s sustainability goals and respective reports and discussions by the full Board
•	Annual election of all directors
•	Assessment of the advisability of establishing Board tenure or age limitations
•	Structured orientation process for new directors on matters relevant to the Company, its business plan and risk profile
•	Thorough annual Board and committee evaluation process led by the Nominating, Sustainability and Governance Committee and General Counsel as well as self-assessment of the Board’s and committees’ effectiveness
•	Recurring review and amendment (if necessary) of Board committee charters and of the Company’s global compliance policies
•	Periodic review of material legal and regulatory developments and best practices on committee and Board level
•	Regular Board review and discussion of CEO succession plan and assessment of senior leadership positions
•	Regular Board review of CEO performance and succession led by the Compensation Committee
•	Regular executive sessions of independent directors
•	Regular Audit Committee executive sessions with the CFO, internal audit and external audit as well as the Heads of Safety and Operations as well as Cybersecurity
•	Regular exposure to a broad set of management in Board meetings and discussions
•	Robust stock ownership guidelines (5x salary for CEO and 5x annual cash retainer for the Board of Directors)
•	Policies prohibiting hedging, insider trading, short sale and pledging Company stock by directors and employees
•	Compensation recovery policy (Clawback Policy) for the incentive-based compensation paid in cash or equity to the CEO, NEOs, and principal accounting officer
•	Board and committee authority to retain independent advisors
•	No shareholder rights plan (Poison Pill)

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PROPOSAL 1: ELECTION OF DIRECTORS

Code of Conduct, Governance Guidelines and Code of Ethics for Senior Financial Officers accompanied by Whistleblower Policy and Hotline

We operate under a written Code of Conduct that applies to all our employees and directors, including those officers responsible for financial reporting. Upon employment with us, all officers and employees are required to affirm in writing their receipt and review of the Code of Conduct and their compliance with its provisions. Our Code of Conduct is accompanied by our whistleblower policy and hotline. The Company’s General Counsel addresses all material whistleblower complaints with the Board’s Audit Committee on a quarterly basis. We maintain an Insider Trading Policy that safeguards compliance with insider trading laws and applicable exchange listing requirements and prohibits officer, employee and director hedging of Company securities, including our Common Shares.

A yearly training reflecting the principles laid out in our Code of Conduct and other material policies is mandatory for all employees, globally. In 2025, 100% of Company employees successfully completed our compliance training.

Also, as previously mentioned, the Board has, upon the recommendation of the Nominating, Sustainability and Governance Committee, adopted a set of Corporate Governance Guidelines to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. Such guidelines address, in particular Board composition, Board leadership, the selection of directors, the organization of Board meetings, executive Board sessions, Board committee purpose and responsibilities, management succession, Board compensation, expectations on directors, Board evaluation processes and the reliance on management and outside advice.

Additionally, the Board has adopted a Code of Ethics for Senior Financial Officers, applicable to the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, in order to:

•	Promote honest and ethical conduct including the ethical handling of conflicts of interest
•	Promote full, fair, accurate, timely and transparent disclosure
•	Promote compliance with applicable laws and governmental rules and regulations, NYSE Rules, accounting standards and Company policies
•	Deter wrongdoing

The Code of Ethics for Senior Financial Officers is accompanied by the Company’s Clawback Policy, which applies in the event of material misstatements in our financial reporting. Our Code of Conduct, Corporate Governance Guidelines, Code of Ethics for Senior Financial Officers and the Company’s Clawback Policy can be accessed under the Investors and Corporate Governance links on our website at https://investor.orioncarbons.com/governance/governance-documents/default.aspx. We intend to satisfy any disclosure requirements pursuant to Item 5.05 of Form 8-K and NYSE rules regarding any amendment to, or waiver from, certain provisions of our Code of Conduct by posting such information on our website.

Election of Directors

In accordance with our articles of association, the election of directors requires the approval of a majority of the votes validly cast at the Annual General Meeting, which shall also determine their remuneration and term of office.

2026 Proxy Statement	39

PROPOSAL 1: ELECTION OF DIRECTORS

Broad mix of backgrounds

Orion is a global company and our nominated directors bring a variety of perspectives to our Board. Our current Board has directors with cultural backgrounds from four different countries of origin and hold citizenship in three different countries. They are domiciled in the United States, Europe and Asia. Two directors (25%) hold citizenship in a European country, one director (13%) originates from an Asian country, and three directors (38%) are female (one of whom is a committee chair). Two directors (25%) served in the U.S. Navy and U.S. Air Force.

We believe that gender, nationality, veteran status and a global mindset in addition to broad professional experience and skillset are important dimensions of distinctness, resulting in a highly skilled and qualified Board to lead Orion’s success.

Independence

Seven out of eight (88%) of the director nominees are independent under applicable stock exchange rules with Mr. Painter, the Company CEO, being the only non-independent director.

Composition of the Board

Our current Board consists of nine members. Our directors hold office until the next annual general meeting of shareholders called to approve the annual accounts of the Company for the current financial year and their successors have been elected and qualified or appointed, or until the earlier of their death, resignation or removal. Interim vacancies on the Board are filled solely by the affirmative vote of a majority of the remaining directors then in office, until a regular shareholder meeting appoints a new director. Each of our directors is elected by shareholder vote annually.

Our Nominating, Sustainability and Governance Committee oversees the annual assessment of the composition of our Board, including a review of the size of the Board, the skills and qualifications represented on the Board, and a self-assessment of the effectiveness of our Board and its committees. The committee thereby identifies any opportunities for improvement, as further described below. The findings of the annual review of the Board and its committees are reported to and discussed with the full Board.

Qualifications and Characteristics of our Board

We believe that appropriate director qualifications and characteristics include having directors with distinct backgrounds, education, experiences, expertise and perspectives. These qualifications and characteristics are:

•	Personal qualities and characteristics such as integrity and honesty
•	Adherence to the highest ethical standards, accomplishments, and reputation in the business community
•	Strong knowledge and experience in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business
•	Ability and willingness to commit adequate time to Board and committee matters including respective travel commitments
•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company
•	Variety of viewpoints, background, experience, and other demographics
•	Ensuring that a majority of the Board consists of directors who the Board has determined have no material relationship with the Company and who are “independent” under the NYSE Rules
•	Strong leadership skills and solid business judgment
•	Commitment to representing the long-term interests of our shareholders

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Board Leadership Selection

Our Board is led by a chair (the “Chair” or “Chairman”) who is recommended by the Nominating, Sustainability and Governance Committee and appointed by the full Board. The Board believes that Orion and its shareholders are best served by a Board leadership structure in which the roles of the Chair of the Board and the Chief Executive Officer are held by two different individuals and that the Chair should be an independent director. This structure provides Orion with strong Board leadership and more independent oversight of management and allows the Chief Executive Officer to focus primarily on the strategic direction and operational leadership of our business. The Board reviews its leadership structure periodically to determine whether this separation continuous to best serve Orion and our shareholders, considering factors such as the current composition of the Board, Board effectiveness and the current and future needs of Orion.

The Board is free to select its Chairman and the Company’s CEO in the manner it considers in the best interest of the Company at any given point in time. These positions may be filled by one individual or by two different individuals. Currently, the two positions are separated.

At any time when the positions of Chairman and CEO are filled by one individual, the independent directors shall designate from among themselves a lead director, who shall have the following powers and duties:

•	Presiding at all meetings of the Board at which the Chairman and CEO is not present
•	Presiding at executive sessions of the independent directors
•	Reviewing and approving meeting agendas, meeting schedules and information sent to the Board
•	Serving as a liaison between the Chairman and CEO and the independent directors
•	Having the authority to call meetings of the independent directors
•	Being available for consultation and direct communication with shareholders, as appropriate

Selection and Evaluation of Director Candidates

The Nominating, Sustainability and Governance Committee is responsible for searching, selecting or recommending for the Board’s selection, the slate of qualified director nominees for election to the Company’s Board and, if deemed feasible by the Board, for filling vacancies occurring between Annual General Meetings of shareholders. The Nominating, Sustainability and Governance Committee may also consult with other Board members as well as outside advisors or retain independent search firms to assist in the search for qualified candidates. The Nominating, Sustainability and Governance Committee endeavors to identify a varied list of potential candidates, including differences in experience, skills and culture, among other factors. Once potential candidates are identified, the Nominating, Sustainability and Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the NYSE Rules. The committee assesses also whether candidates meet the qualifications desired by the Nominating, Sustainability and Governance Committee for election as director as well as future committee member, as applicable. Potential candidates are interviewed by the chairwoman of the Nominating, Sustainability and Governance Committee as well as the chairman of the Board, CEO and other Board members as deemed necessary by the Nominating, Sustainability and Governance Committee.

The Nominating, Sustainability and Governance Committee is responsible for reviewing with our Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members) and in recommending candidates for election, the Nominating, Sustainability and Governance Committee will consider the individual’s background, experience and characteristics. In addition, the Nominating, Sustainability and Governance Committee reviews the overall composition of the Board to ensure there is an appropriate mix of specific culture, experience, qualifications and skills to promote a variety of points of view for the effective performance of the Board’s oversight functions and representation of shareholders’ interests. One or more shareholders of record holding at least 10% of the outstanding Common Shares (excluding, for the avoidance of doubt, any Common Shares repurchased by the Company) may add items to the agenda of the Annual General Meeting, including a resolution to appoint a director of the Company, provided that each such item is accompanied by a justification or a draft resolution to be adopted in the Annual General Meeting. The Board through its Nominating, Sustainability and Governance Committee, will give appropriate consideration to candidates for Board membership proposed by shareholders and will evaluate such candidates in the same manner as other candidates identified by or submitted to the Board.

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DIRECTOR CANDIDATES SELECTION AND EVALUATION

IDENTIFY CANDIDATE The Committee considers suggestions of candidates made by current committee and Board members, management and executive search firms.

PRELIMINARY REVIEW OF CANDIDATE INFORMATION

The Committee reviews information provided by the person or firm recommending the candidate to determine whether to carry out a full evaluation. This preliminary assessment focuses on the likelihood that the candidate will meet the Board’s membership criteria listed under Composition of the Board section.

EXECUTIVE SEARCH FIRM REPORT

If a candidate warrants consideration, the Committee may request an executive search firm to gather information about the candidate’s background, reputation and experience. After reviewing the search firm’s report, the Committee determines whether to interview the candidate.

INTERVIEW WITH THE CANDIDATE Interview are carried out by one or more members of the Committee and other Board members and management.

COMMITTEE RECOMMENDATION

Once the interview and post-interview evaluation are completed, the Committee provides feedback to the Board. The Board makes a determination of nominees after reviewing the feedback.

Director Tenure and Retirement Policy

Under Luxembourg law, a respective director can be appointed to the Board an unlimited number of times for a maximum period of six years for each such appointment. Because of the value the Board places on having directors who are knowledgeable about the Company and its operations, the Company follows the policy to nominate each director for the election by shareholders for a one-year period at a time only, with the ability to be re-elected to the Board on a yearly basis. In connection with each director nomination recommendation, the Nominating, Sustainability and Governance Committee considers continuing director tenure and retirement aspects.

To ensure that directors may appropriately discharge their responsibilities, the Board has adopted a policy that any director (including a management director) who has a significant change in business affiliation or position of principal employment which the Board may deem to be contrary to the best interests of the Company or adversely affecting her or his ability to perform the essential functions and responsibilities of a director, will be expected to tender her or his proposed resignation from the Board to the Nominating, Sustainability and Governance Committee (or, in the event of the chair of the Nominating, Sustainability and Governance Committee’s occupation or association changing, to the Chairman of the Board). The Nominating, Sustainability and Governance Committee shall review the director’s continuation on the Board, and recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed resignation or request that the director continues to serve as one of the Company’s directors.

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Board Refreshment

The Board seeks to bring together a broad mix of directors that the Board and senior management can leverage to make well-considered strategic decisions in the best interests of the Company and its stockholders. To gather new ideas and perspectives, and to respond to the ever-changing needs of our customers and other stakeholders, the Board actively seeks candidates representing a range of tenures, areas of expertise, industry experience, and backgrounds. Consequently, the Board has refreshed its composition by adding five new directors in the last five years, including Ms. Mary Lindsey in 2020, who brings finance, accounting, tax and cybersecurity expertise, Mr. Yi Hyon Paik in 2020, who brings technology, strategy and research and development experience and Mr. Michel Wurth in 2020, who adds finance, strategy and sustainability expertise. Mr. Michel Wurth has decided to not stand for re-election to the Board of Directors at the Annual General Meeting due to increased responsibilities with other organizations. The Board followed the Nominating, Sustainability and Governance Committee’s recommendation to effectively reduce the number of directors standing for reelection to eight and not to nominate a new director nominee to succeed into Mr. Wurth’s position. Mr. Anthony Davis joined the Board in 2022, and brought knowledge and experience in the sustainability field while adding an investor perspective to the Board. He served on the Board until his resignation on December 27, 2023, to focus on other commitments and not as a result of any disagreement with the Company. Following Mr. Hans-Dietrich Winkhaus’s retirement from our Board on June 26, 2025, after serving on it for ten years, Ms. Jacqueline Hoogerbrugge joined our Board after her election at our 2025 Annual General Meeting. Ms. Hoogerbrugge brings over 30 years of leadership experience in operational excellence, procurement, change management (including M&A and restructuring), people development and sustainability in global industrial consumer products companies to the Board. She has served on the board of directors of 8 companies, including 3 publicly listed companies.

	2020	2022	2025

	+3	+1	+1

5 New independent Directors in six years	Mary Lindsey Yi Hyon Paik Michel Wurth (until June 25, 2026)	Tony Davis (until 2023)	Jacqueline Hoogerbrugge

Director Independence

Our nominated Board is composed of a supermajority of independent directors in accordance with the NYSE listing requirements. In making a respective determination, the Board has affirmed that each of the independent directors meets the objective requirements for independence set forth by the NYSE listing requirements. The independent directors are Ms. Kerry A. Galvin, Ms. Jacqueline Hoogerbrugge, Mr. Paul Huck, Ms. Mary Lindsey, Mr. Didier Miraton, Mr. Yi Hyon Paik and Mr. Dan Smith. Mr. Michel Wurth was also independent during the term of his service until his retirement from the Board on June 25, 2026. Only one director, Mr. Corning Painter, is not independent because he is our CEO.

The independence standards included in the NYSE listing requirements specify the criteria by which the independence of our directors is determined, including strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company, its management or its independent registered public accounting firm.

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Board Evaluation

The chair of the Nominating, Sustainability and Governance Committee coordinates the annual self-evaluation process on behalf of the Board. The charter of each committee of the Board also requires an annual performance evaluation, which is performed for each committee as part of the annual Board evaluation.

The Board self-evaluation process involves completion of an electronic questionnaire by each Board and committee member, followed by a one-on-one interview of each director conducted by the chair of the Nominating, Sustainability and Governance Committee. On this basis, the chair of the Nominating, Sustainability and Governance Committee leads a discussion with the full Board to review the results of the self-evaluation and identify follow up items. The objective is to allow the directors to share their perspectives and consider adjustments or enhancements to the Board processes in response to the feedback.

BOARD EVALUATION PROCESS

ELECTRONIC QUESTIONNAIRE To solicit feedback on the Board’s and Committee’s effectiveness

ONE-ON-ONE DISCUSSION With the Chair of the NSG Committee to solicit further feedback on the Board’s and Committee’s effectiveness

DISCUSSION WITH FULL BOARD To review results, led by the Chair of the NSG Committee

IDENTIFY ACTION PLAN To implement changes to the evaluation process

ONGOING MONITORING Of action plan items

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Board Meetings

The Board currently holds at least four, typically five, Board meetings a year, with further meetings or working sessions to occur (or action to be taken by unanimous consent) at the discretion of the Board. The Board regularly visits Orion production sites. Specific locations are selected based on technology developments, the significance of the sites to the Company’s operations, and with a goal to expose the Board to a broad set of employee teams and specializations and to enable a hands-on review of the Company’s local strategies and initiatives.

The Board meetings are usually accompanied by certain Board committee meetings or working sessions. Compared to the Board or committee meetings, Board or committee working sessions do not include resolutions taken by the Board or committee but rather focus on specific topics, like company strategy or earnings documentation review.

The Board also invites an investor to discuss their perspectives at a Board meeting from time to time.

The agenda for each Board meeting is prepared by the Chairman (or a designee of the Chairman) together with the Company’s CEO and General Counsel. Management provides to all directors the agenda and appropriate materials in advance of meetings. Agendas and topics for Board and committee meetings are developed through discussions among management and members of the Board and its committees.

During 2025, our Board met seven times, including video conference meetings and working sessions and acted four times by unanimous written consent. In 2025, all directors attended 100% of the meetings of the Board and the committees on which they served, except for Ms. Jacqueline Hoogerbrugge, who did not attend the September 2025 Audit Committee meeting. We do not currently have a policy on director attendance at our annual general meetings, but all our directors attended our annual shareholder meeting in June 2025, except for Ms. Jacqueline Hoogerbrugge.

Executive Sessions

To ensure free and open discussion and communication among the independent directors of the Board, the independent directors meet in executive sessions, which form a part of each regular Board meeting. Executive sessions also take place with the Senior Vice President, Global Operations and Safety. The Chairman of the Board or the General Counsel acting as company secretary presides at the executive sessions. If the Chairman of the Board were not present, the independent directors designate a director who will preside at the executive sessions. The Audit Committee has separate regular executive sessions with the Chief Financial Officer, Internal Audit Director and our independent auditors.

CEO and Senior Leadership Succession Planning

The Board is responsible for determining a succession plan for the CEO in the event of an emergency or otherwise. At least annually, the Board reviews a succession plan developed by the CEO and sets the policies and principles for selecting a successor to the CEO, both in an emergency situation and in the ordinary course of business. The succession plan includes an assessment of the experience, performance, skills, leadership capability and planned career paths for possible successors to the CEO. The Board’s Nominating, Sustainability and Governance Committee reviews and discusses with the CEO the succession plans to be presented to the Board in accordance with the above. In addition, the CEO updates the Board at least annually on the assessment of senior leadership positions to ensure leadership has the right skills in place to ensure business continuity and building a refined and resilient company.

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Shareholder Engagement

Our executive management team actively engages in communications throughout the year with shareholders of all ownership levels. Generally, these communications involve presentations to investors and question and answer sessions, meetings with investors and shareholders one-on-one and in small groups, as well as responding to investor and shareholder e-mails and telephone calls. Management’s discussions with shareholders and the investment community address numerous aspects of our business, corporate governance and other matters of importance or concern to our shareholders. On occasion, an independent Board member may participate in these discussions. Observations, questions or comments from our shareholders are regularly shared with the Board and its committees through investor relations updates, for the Board to consider these matters as part of its oversight responsibilities.

Typically, at least once a year, an investor is invited to discuss their perspectives directly at a Board meeting.

2025 By The Numbers

Broad Investor Outreach	Depth of Engagement

9 Investor Conferences and Non-Deal Roadshows	275 Investor Meetings (individual and group)	85 Unique Institutional Investment Firms	Met with active shareholders representing 45% of our outstanding shares (as of 12/31/2025)

Important Shareholder Engagement Topics Discussed in 2025:

Management engages with major investors after each quarterly earnings release as well as during numerous investor conferences or non-deal roadshow (NDR) meetings over the course of the year. Management and the Board host select investors at certain Board meetings to present views on management strategies, efforts or communications, or to share their priorities when considering public equity investments.

Topics Discussed
•	Global macroeconomic and end-market trends, sensitivities underpinning Orion financial guidance ranges and factors impacting customer demand in Rubber and Specialty segments.
•	Characteristics of our industrial business cycle, and conditions necessary for a cyclical recovery in our financial performance and key business growth drivers by end market.
•	Evolving commercial strategies of Orion’s major customers. Factors influencing commercial strategies and pricing outcomes.
•	Orion’s cost structure and optimization efforts, asset footprint and reliability, growth and maintenance capex projects and budgets and operational consistency.
•	Normalized earnings power or potential, underlying free cash flow generation, cash flow generation prospects, and capital allocation priorities.
•	Trade flow and the evolving tariff landscape.

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Sustainability at Orion

Sustainability Governance Framework

BOARD OF DIRECTORS

Nominating Sustainability and Governance Committee

Sustainability Committee including: CEO (Chair) Chief Technology Officer SVP Global Operations General Counsel and Chief Compliance Officer SVP Global HR Sr. Director Sustainability

Global EHS	Local Business

Environmental

Our Board oversees and regularly discusses our corporate sustainability strategy, including Orion’s three sustainability focus areas related to contributing to and enabling a net-zero transition and to create commercial longevity for our business:

•	Enabling carbon black is our advanced range of furnace and acetylene-based conductive materials that support the move to electrification by improving the performance of batteries and distribution cables.
•	Circular carbon black uses end-of-life tires as a primary raw material and is now the primary focus of our rubber carbon black business, matching the performance of traditional carbon blacks.
•	Bio-circular carbon black is made from feedstocks derived from biological waste and residues from agriculture or forestry, removing the need for fossil-based raw materials.

Our Board receives regular updates on our focus areas as well as environmental and process safety issues to ensure effective strategy execution and compliance. In addition, our Board is updated periodically on the Life Cycle Analysis of our products and various manufacturing processes we operate or are developing.

The Board’s three standing committees provide guidance on different aspects of sustainability. Our Board of Directors’ Nominating, Sustainability and Governance Committee regularly reviews the Company’s sustainability strategy, activities and policies and makes recommendations to the full Board. In addition, the Nominating, Sustainability and Governance Committee offers guidance on Orion’s governance systems and corporate sustainability report. The Audit Committee actively monitors the Company’s achievement of the sustainability-linked loan and revolving credit targets and discusses potential financial risk exposures related to sustainability investments and activities. In addition, the Audit Committee receives regular updates on cybersecurity. Our Compensation Committee oversees Orion’s compensation programs and ensures alignment of our executive compensation with Orion’s sustainability efforts and KPI results. In addition, the Compensation Committee oversees Orion’s human capital strategy. All committees are updated periodically on their areas of focus as it comes to sustainability. Ultimately, our CEO is accountable for executing Orion’s sustainability strategy and for periodic reporting to the Board. We publicly report our sustainability performance through globally recognized frameworks and standards, and we engage regularly with our stakeholder groups for continuous improvement.

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Social

Community Engagement

The Board oversees the Company’s broader social responsibilities. It approves the Company’s donations and social contributions strategy, contributions above certain thresholds and the annual budget for contributions. The Board also focuses on community service and investment efforts that help strengthen the communities in which Orion operates, as well as giving to organizations that advance education and respond to natural disasters. Some examples of our community engagement include:

•	Orion’s European customer service team donated their bonuses to an organization dedicated to fulfilling the wishes of seriously ill children
•	Our Kalscheuren, Germany, facility took part in a regional “Girl’s Day” event designed to promote professions that are traditionally occupied by men to young women
•	Employees from our Jaslo facility helped raise funds for over 100 people with disabilities at the Poland Business Run
•	Our Houston, Texas, office brought fall cheer to a local children’s hospital with a pumpkin decorating contest
•	Our Ravenna, Italy, facility supported youth sports by donating to a local organization that hosts athletic activities to provide children opportunities for growth, fulfilment and socialization
•	Our Kalscheuren facility participated in “Meine Position ist Spitze”, a program that enables students to spend a day working as an executive at a chemical company
•	Our LaPorte, Texas, facility donated to the La Porte Education Foundation, a group that provides microgrants to teachers, who apply for funds to buy books, software, educational games, equipment and other items needed for their students
•	Our Shanghai, China, colleagues held an environmental workshop with a children’s chemistry lab demonstrating how chemistry is used every day
•	Our Jaslo, Poland, facility was recognized for supporting the Association of Enthusiasts of Jaslo by organizing a knowledge contest about Jasło for children and youth with the aim to help them understand their roots, build a sense of belonging, and respect cultural traditions
•	Our Orange and Spring, Texas, facilities served the community with a Day of Caring event organized by United Way by volunteering to help improve the local youth soccer fields and a horse stable that is used for animal-assisted therapy for children and families
•	Our Nelson Mandela Bay, South Africa, facility hosted a Heritage Day under the theme “Reimagine Our Heritage Institutions for a New Era”, encouraging citizens to embrace culture and tradition as a foundation for an inclusive and innovative future

Human Capital Management

Orion’s strategy requires the engagement of a skilled, high-performing workforce and therefore our human capital purpose and values are focused on nurturing a culture and environment in which all employees feel inspired to advance their personal growth. We are committed to providing our employees with equal opportunities for learning and personal growth in an environment where creativity and innovation are encouraged. The Board supports the Company’s aspiration to be the employer of choice in our industry and provides guidance on Orion’s human capital strategy, including succession planning, culture, and employee learning and development.

Our Nominating, Sustainability and Governance Committee and the Board discuss CEO succession planning at least once a year. In addition, our Board periodically receives updates on human resource systems, training and development, culture and employee engagement, and interacts with employees during annual site visits and briefings at Orion’s facilities. Our Compensation Committee ensures alignment of our senior executive pay program with human capital-related KPIs such as employee engagement.

In 2025, we further aligned our actions and investments in several priority areas including:

•	Expanding local leadership training programs with the launch of a new leadership training program in Brazil conducted in Portuguese

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•	Introducing 5 new role-based training programs tailored to specific competency frameworks and proficiencies, ensuring employees possess the skills needed to excel in their roles
•	Continued improvement in employee effectiveness trend with 58% of 2025 employee survey participants responding as both highly engaged and highly enabled (as compared to 55% for the prior survey)
•	Introduced several new employee benefit programs in 2025 including expanded parental leave benefits, additional company provided health care options, and a gym membership program
•	Filled 38% of non-entry level roles in 2025 through internal promotions (vs external hires), exceeding our target goal of 20%
•	Increased females in management roles percentage to 22% (vs. 21% in prior year)
•	Realized a 4% voluntary turnover rate globally, which was below 5% for the fourth year in a row

Orion & Me

At Orion, we believe that a culture of belonging enables us to create a strong workforce that feels empowered to contribute to Orion’s success. With a substantial global footprint, our company culture embraces its different professional backgrounds, experiences, genders, ethnicities, nationalities, veteran and disability statuses that are critical to creating our high-performing team of innovators and game changers driving Orion’s success.

Health, Safety and Wellness

We are subject to numerous worker health and safety laws and regulations. Our commitment to the health and safety of each employee as well as anyone we work with is the foundation of our health and safety culture. We believe that best-in-class safety practices and performance produce superior operational and financial performance for the Company and contribute to long-term stockholder value creation.

Thanks to our people’s outstanding commitment to our health and safety culture, we recorded a total recordable incident rate of 0.18 (compared to 0.35 in 2024 and 0.34 in 2023). This was the second-best safety performance in the Company’s history, and far below the 1.6 chemical manufacturing industry average TRIR (according to the latest data reported by the U.S. Bureau of Labor Statistics in 2024). We continuously assess the risks our employees face at each of our facilities, and we work to mitigate those risks through frequent training, appropriately tailored operating procedures and other preventative safety and health programs. To further champion a safe work environment, we launched a “Safety Starts With Me”- campaign, which is a behavior-based safety initiative that promotes proactive safety awareness and risk mitigation. Our health and safety journey so far has allowed us to create a company culture where safe execution is paramount and people take responsibility and accountability. Additionally, we offer long-standing employee support programs such as a Company hotline, where employees can report concerns to the Corporate Compliance department. We also offer employee assistance programs, a confidential consulting service that can help employees resolve a broad range of personal, family, and work-related concerns.

Talent Development and Succession Planning

Our learning and development programs are designed to help employees achieve their full potential by building technical, operating, and leadership capabilities at all levels. Our management regularly reviews the talent pipeline, identifies and develops succession candidates, and builds succession plans for key positions. Our CEO periodically provides the Board with an assessment of senior executives and their potential as successors for the CEO position, as well as perspectives on potential candidates for other senior management positions. In addition, our management periodically reviews metrics on employee training and development programs, which are continually refined to meet the needs of our evolving business. We invest in developing leadership at every level. For example, we maintain programs for Emerging Leaders and Leaders of the Leaders as well a mentoring program that reaches across the organization, including frontline supervisors, managers, and individual contributors.

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2025 Sustainability Highlights

Second-Best Safety Record (TRIR) in the Company’s History

We achieved a 0.18 TRIR, down from 0.35 in 2024 and 0.34 in 2023. This was our second-best in history, and nearly nine times better than the chemical manufacturing industry average of 1.6 (according to the U.S. Bureau of Labor Statistics in 2024).

We Advanced Sustainable Manufacturing by Launching a 100% bio-circular Carbon Black

Orion Launched ECOLAR 50 POWDER©, a 100% bio-circular carbon black that enhances coatings applications, enabling manufacturers to create sustainable products with coloristic performance comparable to conventional carbon blacks.

10 ICBA Safety Awards

Orion earned 10 ICBA (International Carbon Black Association) safety awards including eight Gold honors for exemplary global safety standards and two Bronze for zero lost workdays, setting an industry benchmark in employee health and safety.

Achieved ISCC PLUS Certification at nearly One-Third of Our Plants

Following the ISCC PLUS (International Sustainability & Carbon Certification PLUS) certification of our German plants in 2023, customers can now buy their bio-circular-based specialty carbon blacks with 100% ISCC PLUS certification at 4 of our plants. In January 2026, our plant in Qingdao, China, has received this certification as well, making it the 5th plant and exceeding one-third.

EcoVadis “Platinum” Score

Achieved EcoVadis “Platinum” score, placing Orion in the top 1% of all chemical manufacturing companies assessed.

Maintained CDP “B” Score

Achieved consecutive CDP “B” score representing “management level”.

Key Innovator Recognition from the European Commission’s Innovation Radar

The European Commission’s Innovation Radar recognized Orion as a “Key Innovator” for pioneering circular carbon black made entirely from tire pyrolysis oil, advancing sustainable alternatives to fossil-based materials.

EU Eco-management and Audit Scheme Award for our Ravenna, Italy Plant

Orion’s Ravenna, Italy, plant and partners in the Ravenna Industrial District received an EMAS (Eco-Management and Audit Scheme) award at Ecomondo for exemplary environmental management and commitment to sustainable economic development and practices under the EU Eco-Management and Audit Scheme.

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Board Leadership Structure and Role in Strategy and Risk Oversight

Dan Smith 79	Corning Painter 63
CHAIR OF THE BOARD	CHIEF EXECUTIVE OFFICER

•

Manages the overall functioning of the Board

•

Promotes open and transparent dialogue during Board and Committee meetings

•

Acts as a liaison between the independent directors and senior management on critical issues

•

Supports the Nominating, Sustainability and Governance Committee with the CEO succession and director selection process

• Sets the culture for Orion • Provides day-to-day operational leadership • Responsible for the development and execution of Orion’s strategy, growth and development initiatives

With respect to the roles of the Chairman of our Board and CEO, our Board exercises its discretion in combining or separating these positions as it deems appropriate considering prevailing circumstances. The Board believes that the combination or separation of these positions should continue to be considered as part of our succession planning process. Currently, the roles are not combined, with Mr. Painter serving as our CEO and Mr. Smith serving as the non-executive Chairman of the Board. Mr. Painter and Mr. Smith’s extensive business expertise, along with their demonstrated global leadership capability, makes them highly competent to continue to serve as our CEO and Chairman of the Board, respectively. Having both roles separated allows for rigorous discussions between the CEO and the Chairman of the Board in addition to the regular discussions amongst the CEO, the Chairman of the Board and the other committee chairpersons and directors. Our Board of Directors regards this as meaningful, not only as this leads to different perspectives for Board meeting agenda proposals to the full Board, but for adding value through broad experience supporting these two most senior company positions. The independent Chairman of the Board also heads the Board’s regular independent director executive sessions with the CEO not being present and provides an independent perspective to the CEO on strategic topics. The Board intends to continue the separation of the two roles because the separation of executive management and Board leadership supports the effective oversight function of the Board. We regard this to be good corporate governance that also reflects supervisory board elements typically found in European two-tier corporate setups. The Board would consider combining the roles of Chairman of the Board and CEO in one person, if e.g. an emergency event would suggest such combination, or the above-described advantages could be achieved more efficiently by other corporate governance structures, or would be outweighed by the need for a concentrated leadership in order to better serve the interests of shareholders. Combining the roles of Chairman of the Board and CEO would be addressed beforehand with shareholders at an annual general meeting of shareholders if allowable under the circumstances.

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Strategy Oversight

The Board of Directors provides guidance and exercises oversight on the Company’s global strategy and its translation into immediate, mid-term and long-term projects, measures, and initiatives. The Board reviews the Company’s strategies as part of the budget and capital expense plan process at least annually and provides guidance on business development projects as well as capital allocation. The Board approves the Company’s business plan, performance objectives, capital spending as well as the research and development and innovation budget for each following year. The Board focuses amongst other factors on the adequate return on capital spent and on improving project execution. In addition, various strategy elements are discussed with management at each Board meeting and form a part of the Board’s regular committee work. The Nominating, Sustainability and Governance Committee provides oversight and guidance on environmental and other sustainability matters, while the Audit Committee focuses on financial reporting, capital allocation and risk management including cybersecurity and emerging trends. The Compensation Committee oversees our human capital strategy. All three standing committees report to the full Board on these matters. Management provides regular updates on progress and execution on the business plan and overall strategy to the Board. Additionally, the Board involves third-party experts when it deems appropriate.

Risk Oversight

The Board is responsible for overseeing our risk management process including cybersecurity risk and environmental, health, safety as well as social risks, but does not provide day-to-day risk management of the Company, which is the responsibility of our executive management team.

The Board oversees the implementation of risk mitigation strategies by management to ensure such strategies focus on both general risk management and management of the Company’s most significant risks. In evaluating the risks, the Board typically starts from a risk heat map compiled by senior management which ranks risks based on probability, amounts at stake and reputational consequences considering a ten-year time span. The Board also considers the reports from the Company’s enterprise risk management committee which meets at least once per quarter and discusses updates to the development of the risk heat map. Outside perspectives are also considered in specific areas such as by third-party cybersecurity evaluation firms and by relayed comments from members of our insurance group. On this basis, the Board determines the adequacy of the mitigation measures and strategies taken, thereby applying short-, mid- and long-term effects and respective oversight requirements. The Board is aware that specific risks require individual mitigation strategies and oversight standards. The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. In addition, each of the Board committees is responsible for risk management or recommendations on risk-related matters concerning its area of responsibility, consistent with its charter, and such other responsibilities as may be delegated to it by the Board from time to time.

The risk management process established and overseen by the Company’s executive management team includes the centralized corporate review of the global market, financial, regulatory, legal, cybersecurity, sustainability and other risks associated with transactions, and approval of funds disbursed. The Company’s General Counsel holds the responsibility of the group’s Chief Compliance Officer. He ensures the group’s functioning compliance management system, investigates compliance matters, ensures the respective mitigation of compliance risks, and reports in this function to the Company’s Audit Committee.

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Board’s Risk Oversight

BOARD OF DIRECTORS

The Board is responsible for overseeing Orion’s risk management process and oversees the implementation of risk mitigation strategies by management to ensure such strategies focus on both general risk management and management of the Company’s most significant risks. The Board provides guidance and exercises oversight on the Company’s global strategy and its translation into immediate, mid-term and long-term projects, measures, and initiatives. Additionally, the Board reviews the Company’s strategies as part of the budget and capital expense plan process at least annually and provides guidance on business development projects. The Board approves the Company’s business plan, performance objectives, capital spending as well as the research and development and innovation budget for the following year. Each committee of the Board is responsible for overseeing adequate risk management within their area of focus as set forth in this chart and reports to the Board on these matters through committee reports.

AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING, SUSTAINABILITY AND GOVERNANCE COMMITTE

●  Responsible for the Company’s compliance with legal and regulatory requirements, approval of independent audit firm, review of related third-party transactions and review of all substantiated whistleblower cases including resolution appropriateness

●  Oversees the Company’s accounting and financial reporting processes and the integrity of the Company’s financial statements and Form 10-K and 10-Q filings

●  Oversees the effectiveness of internal controls over financial reporting including information technology and related cybersecurity and emerging trends risks

●  Responsible for the approval of the CEO’s and other NEOS’ compensation, goals and objectives as well as performance in alignment with these goals and shareholders’ interests

●  Oversees the cash incentive and equity-based compensation plan design as well amendments to these plans

●  Ensures pay-for-performance philosophy adherence and oversees related goals and metrics in executive compensation including human capital management in the areas of employee engagement, retention, recruitment, succession planning, talent and leadership development, corporate culture, diversity, equity and inclusion, as well as health and safety

●  Oversees sustainability strategy and corporate sustainability reporting

●  Responsible for the review of corporate governance practices, guidelines and policies

●  Responsible for highly qualified, effective Board as well as CEO succession planning

SENIOR EXECUTIVE MANAGEMENT

Our CEO manages the senior executive leadership team that is responsible for daily management of Orion’s business segments and key functions and day-to-day oversight of Orion’s risk management processes and control systems. Our senior executive officers provide regular updates to the Board as well as its committees as appropriate, such as the CFO for finance and investor relations, GC and CCO for compliance and legal, CIO for information technology, cybersecurity and emerging trends and SVP Global HR for human capital. The SVP Global Operations provides regular updates to the Board about Orion’s safety performance. The business segment leaders provide regular market and strategy updates to the Board. Our Risk Committee’s Enterprise Risk Management process supports our company-wide risk framework, which enhances Orion’s business resilience and enables global, real-time visibility of our risk profile and risk-based strategic decisions. Orion’s Risk Committee meets quarterly and reports to the Chief Risk Officer, who is our CFO, and who provides risk updates as needed to the Audit Committee as well as an annual global risk update to the Board. Within the organization, corporate, global functional and regional risk coordinators are appointed to ensure risk owners and risk designees are aware of the risks and mitigation plans are implemented in their respective areas.

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PROPOSAL 1: ELECTION OF DIRECTORS

Enterprise Risk Management

Orion’s Enterprise Risk Management (ERM) committee administers our integrated risk management framework. The ERM framework enhances Orion’s business resilience and agility – from project to enterprise, globally, across all business units. Our resilience, success, and continued evolution depends on our ability to anticipate and respond to the constantly changing risks in our existing and future operating environments. By embedding ERM principles and practices in our culture and across our operations, we can continually visualize Orion’s risk landscape, mitigate threats, capitalize on opportunities, and create value and predictable outcomes.

Our ERM team reports to the Chief Financial Officer. Every risk and opportunity are assigned to an owner, who is accountable for the ongoing management of the risk or opportunity, including the development and implementation of mitigation plans through to successful conclusion. The ERM committee meets every quarter to discuss and document updates to our risk heat map, risks and opportunities as well as mitigation plans.

As part of its risk oversight, our Board reviews the periodic reports from the enterprise risk management committee as well as updates to the development of Orion’s risk heat map.

BOARD OF DIRECTORS

Chief Risk Officer (CFO)

Risk Committee incl. GC and CCO, CAO, CIO, CTO, Segment Leaders SVP Global Operations, Internal Audit, Treasurer, Group Controller, SVP Global HR, VP Global Procurement, VP Strategic Procurement

Corporate Risk Coordinator	Global Functional Business Risk Coordinators	Regional Risk Coordinator

Risk Owners/Risk Designees

Cybersecurity and Artificial Intelligence (AI)

The Board’s approach to managing cybersecurity and AI is designed to ensure oversight and strategic leadership. Leading the Company’s cybersecurity and AI risk management is our Chief Information Security Officer (“CISO”) who has more than ten years of experience in the field of cybersecurity. Our CISO leads our Cyber Emergency Response Team and coordinates the respective disclosure process, which is a collaborative process by which our CISO is advised of cyber incidents and cooperates with relevant departments across the organization to develop and execute an appropriate response.

While the Board of Directors has delegated the continuous cybersecurity monitoring responsibility to the Board’s Audit Committee, it remains apprised of relevant cybersecurity and AI updates, risks and incidents. The regular updates on cybersecurity status, material cyber incidents, and cyber risk and AI management from either the Chief Information Officer (“CIO”) or CISO are provided to both the Board and Audit Committee. In addition, the Company’s executive management, through its CIO, briefs the Audit Committee at each quarterly Audit Committee meeting on the Company’s IT and cybersecurity status, including its Operational Technology systems.  The Board also considers cybersecurity topics including risk mitigation on a regular basis. The Audit Committee reviews current IT cybersecurity scorecards, which reflect amongst others the status of awareness training programs, phishing incidents, penetration tests, endpoint security findings and an overall cybersecurity vulnerability assessment score. The Audit Committee regularly discusses identified security risks with senior management and reviews management proposed mitigation measures, as well as key cybersecurity initiatives and programs.  The Board has discussed emerging technologies such as AI and the associated risks and opportunities of using AI in Orion’s operations as well as the risk factors from cyber and data security perspectives.

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Additionally, the Board discussed the evolving AI regulatory and compliance landscapes across the geographies and jurisdictions in which Orion operates. Orion is in the process of implementing a Company-wide policy governing the use of AI at Orion both from an ethical and security risk perspective.

In line with the guidance provided by the Board, the Company performs IT external network penetration testing and table-top exercises and regularly benchmarks its measures to top marketplace security standards such as the U.S. National Institute of Standards and Technology’s (“NIST”) cybersecurity standards.

The Board believes this expanded focus on cybersecurity is appropriate. In line therewith, the Company’s CEO as well as Ms. Galvin (Chair of the Nominating, Sustainability and Governance Committee as well as member of the Audit Committee) each have completed a two-day master class in cybersecurity organized by the National Association of Corporate Directors (NACD) in early 2023. Also, our Director, Ms. Lindsey, has earned a CERT Certificate in Cybersecurity Oversight from Carnegie Mellon University. Ms. Lindsey is a member of the Company’s Audit Committee.

Financing and Liquidity

Our capital structure and liquidity position evolve with the global economic environment, the demand for carbon black and our abilities to adapt to changing market trends. Changes in growth, continuity and capital investment levels over time also play a role. The Board oversees financing and liquidity risks by regularly monitoring our financial and liquidity position to ensure we maintain the financial resources needed to fund our operations, projected growth, and other financing and operating expenses. At each Board meeting, management reviews together with the Board the Company’s financial results and position. We believe these procedures provide adequate risk oversight of financing and liquidity matters affecting the Company. In line with the Board’s position, the Company added a new feature that includes the linkage of revolving credit facility (“RCF”) funding costs to two sustainability goals. They include continuous greenhouse gas intensity reduction and improvement of its annual EcoVadis rating. Under these terms, the interest rate of the revolving credit facility can be reduced by five basis points – or by 0.05 percent - if the company achieves both of its sustainability targets. In addition, the Company’s term loans’ margin adjustment is based on annual SO and NOx emission reduction targets for the Company’s North American plants between 2022 and 2028, respectively. Specifically, the credit spread on the Term Loans will decline or rise by up to 10 basis points - or by 0.10 percent - depending on the emissions profile of the Company’s North American plants, in aggregate. In September 2025, Orion entered into the Fourteenth Amendment to its credit agreement, which amended and restated our RCF. We added €50.0 million to our RCF capacity, which expands our facility to €350 million. In February 2026, the Company entered into the Fifteenth Amendment to its credit agreement, which adjusted certain financial and leverage covenants in favor of the Company to enhance financial flexibility.

Financial Reporting, Internal Control and Regulatory Compliance

The Audit Committee of the Board provides risk oversight with respect to financial reporting, internal control over financial reporting, general risk management, cybersecurity and related regulatory as well as general compliance matters. Each quarter, our Audit Committee meets and discusses with our independent registered public accounting firm its review of the current interim financial information. After our financial year-end, the Audit Committee discusses with the independent registered public accounting firm its audit of our annual consolidated financial statements, including our internal control procedures over financial reporting. On this basis, the Audit Committee makes a recommendation for the Board’s approval of the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission. Also, during the year, our Audit Committee meets in private sessions (without the presence of management) with our independent registered public accounting firm to discuss any matters related to the audit of our annual consolidated financial statements and our internal controls over financial reporting.

Following the 2024 criminal scheme that resulted in multiple fraudulently induced outbound wire transfers from Orion to accounts controlled by unknown third parties, the SEC informed the company by written submission in January 2026 that its review of this event at our Orion Engineered Carbons GmbH entity was concluded with no findings.

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PROPOSAL 1: ELECTION OF DIRECTORS

Complaint Procedures for Accounting, Internal Control, Auditing and Financial Matters

In accordance with SEC Rules, the Audit Committee has established procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal control, auditing or financial matters (collectively, “Accounting Matters”) and (ii) the confidential, anonymous submission by employees or outside third parties of concerns regarding questionable Accounting Matters. The Audit Committee oversees treatment of complaints and concerns in this area. The Audit Committee can involve an external counsel in any reviews and investigations. The General Counsel reports to the Audit Committee at each quarterly meeting on current compliance matters (if any). Additional information regarding our procedures for anonymous reporting can be found in our Policy on Whistleblower Protection under the links on our website at https://investor.orioncarbons.com/governance/governance-documents/default.aspx and https://orioncarbons.com/legal/compliance-guidelines/#reporting violations.

Compensation Risk Oversight

The Compensation Committee of the Board provides risk oversight with respect to compensation of the Company’s employees, including the NEOs. We believe we have established a short-term and long-term compensation program that appropriately incentivizes desired performance and mitigates inappropriate risk-taking. The Compensation Committee solicits input from our CEO with respect to the performance of our executive officers and their compensation levels not less frequently than annually. The members of our Compensation Committee have extensive and varied experience with various public and private corporations - as investors and shareholders, as senior executives, and as directors charged with the oversight of management and the setting of executive compensation levels. Further, the Compensation Committee engaged Korn Ferry, an independent executive compensation advisory firm, to provide survey data and advice on market trends on director and executive compensation.

Environmental and Social Risk Oversight

The Board has identified the Company’s strategies, activities and policies regarding sustainability and any other environmental, community support and governance opportunities and challenges as a key focus of risk oversight. Consequently, the Nominating, Sustainability and Governance Committee of the Board regularly reviews the Company’s strategies, activities and policies regarding sustainability and other related matters and makes recommendations to the Board. The committee also reviews the Company’s annual sustainability report as well as other related material disclosures (if any) prior to their publication. The Board and its committees thereby complement the Company’s aforementioned enterprise risk management which comprises, amongst other things, an electronic company-wide risk reporting tool and register, regional as well as global risk owners and a standing risk committee headed by the Company’s Chief Risk Officer and assisted by the Company’s Environmental, Health and Safety (EHS), commercial and functional leaders.

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PROPOSAL

Approval of the Compensation of the Board of Directors of the Company

The Board of Directors recommends that shareholders vote FOR the approval of the compensation of the board of  directors of the Company for the financial year ending on December 31, 2026.

We are asking our shareholders to approve the following resolution regarding the compensation of the Board of Directors of the Company:

RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby approve to remunerate the members of the Board for their service on the Board during the financial year that ends on December 31, 2026 as follows: (i) each non-executive director shall receive a cash retainer of $105,000 and restricted Common Shares of the Company with a value of $137,500 at the time of issuance, with such awards generally subject to vesting only if the director serves the full approximate one-year term she/he was appointed for; (ii) the non-executive Chairman of the Board shall receive an additional cash retainer of $105,000; (iii) the Chairman of the Audit Committee of the Board shall receive an additional cash retainer of $25,000; (iv) the Chairman of the Compensation Committee of the Board shall receive an additional cash retainer of $25,000, and (v) the Chairman of the Nominating, Sustainability and Governance Committee shall receive an additional cash retainer of $20,000. Each non-chairing, non-executive member of the following Board committees shall receive an additional cash retainer as follows: for Audit Committee members an additional cash retainer of $10,000, for Compensation Committee members an additional cash retainer of $7,000, and for Nominating, Sustainability and Governance Committee members an additional cash retainer of $5,000.

We encourage our shareholders to read the section titled “Director Compensation” for further information on this proposal.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

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PROPOSAL 2: APPROVAL OF THE COMPENSATION OF THE BOARD OF DIRECTORS OF THE COMPANY

Director Compensation

The Compensation Committee is responsible for evaluating and approving compensation for our non-executive directors. The following table contains compensation awarded to or earned by our directors in respect of services performed as a director during 2025. The compensation paid to Mr. Painter, our CEO, is disclosed in the Summary Compensation Table below. Mr. Painter did not receive any additional compensation for his services on the Board.

NAME	FEES EARNED IN CASH(1) ($)	STOCK AWARDS(2)(3) ($)	TOTAL ($)
Kerry Galvin	135,000	137,500	272,500
Jacqueline Hoogerbrugge(4)	57,500	137,500	195,000
Paul Huck	137,000	137,500	274,500
Mary Lindsey	115,000	137,500	252,500
Didier Miraton	112,000	137,500	249,500
Yi Hyon Paik	110,000	137,500	247,500
Dan Smith	235,000	137,500	372,500
Hans-Dietrich Winkhaus(4)	57,500	—	57,500
Michel Wurth	110,000	137,500	247,500
(1)	Amounts earned during the financial year 2025 are shown.
(2)	The amounts shown reflect the June 27, 2025, grant date fair value of restricted shares of stock granted to our directors for services performed in 2025/2026, determined in accordance with FASB ASC 718. See note M. Stock-Based Compensation to our consolidated financial statements included in our 2025 Annual Report on Form 10-K regarding assumptions underlying valuations of equity awards. The amount in this column for Mr. Hans-Dietrich Winkhaus reflects zero due to his announcement to retire from the Board on June 26, 2025.
(3)	As of December 31, 2025, each non-executive director held 12,935 shares of restricted stock units, granted and valued at $137,500 on June 27, 2025, which was based on the respective shareholder resolution resolved in the 2025 annual general meeting, for director services for 2025/2026 which vest on the day prior to the 2026 Annual General Meeting (vesting date). The grants automatically become fully vested subject to the directors’ service as a member of the Board of Directors through the vesting date.
(4)	Ms. Jacqueline Hoogerbrugge’s appointment to the Board was on July 1, 2025, and therefore her fees earned in cash reflect 50% of the annual approved cash retainer for Board membership. Mr. Hans-Dietrich Winkhaus’s retirement from the Board was on June 26, 2025, and therefore his fees earned in cash reflect 50% of the annual approved cash retainer for Board membership.

As described in the table above, our non-executive directors received compensation in 2025 for their services as a member of the Board as follows:

●	each non-executive director received a cash retainer of $105,000 and restricted Common Shares of the Company in the value of $137,500 at the time of grant, whereby the Common Shares only become fully vested if the director serves the full term she/he was appointed for;
●	the non-executive Chairman of the Board received an additional retainer of $105,000;
●	the chairman of the Audit Committee of the Board received an additional retainer of $25,000;
●	the chairman of the Compensation Committee of the Board received an additional retainer of $25,000;
●	the chairman of the Nominating, Sustainability and Governance Committee of the Board received an additional retainer of $20,000; and
●	each non-chairing, non-executive member of the following Board committees received an additional cash retainer as follows: for Audit Committee members an additional cash retainer of $10,000, for Compensation Committee members an additional cash retainer of $7,000, and for the Nominating, Sustainability and Governance Committee members an additional cash retainer of $5,000.

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Stock Ownership Guideline for Directors

In order to achieve the financial alignment of the Company’s directors with the interest of the Company’s shareholders, the Board has established a stock ownership guideline for directors. Under this guideline, each director is required to own Common Shares that have a fair market value (determined as of each annual general meeting of the Company’s shareholders) equal to five times (5x) the annual cash retainer paid to the applicable independent director (and any new independent director shall have five (5) years from his or her initial appointment or election to the Board within which to satisfy the foregoing stock ownership guideline). Refer to the share ownership of each director under “Security Ownership of Certain Beneficial Owners” in this Proxy Statement. As of December 31, 2023, and as of the date of the proxy statement filed in 2024, all our Directors were in compliance with the stock ownership guidelines. As of December 31, 2024, all Directors but two met their applicable stock ownership requirements, and as of the date of the proxy statement filed in 2025, all but five Directors were in compliance with the stock ownership guidelines, which was solely due to a decline in our Company’s stock price and not due to any sales of their Company stock. As of December 31, 2025, none of our Directors excluding Ms. Jacqueline Hoogerbrugge, who joined our Board in July 2025, were in compliance with the stock ownership guidelines, due solely to a further decline in the Company’s stock price and not due to any sales of their Company stock. As of the filing date of this Proxy Statement, all but five Directors were in compliance with the stock ownership guidelines, which was solely due to a decline in our Company’s stock price and not due to any sales of their Company stock.

Related Party Transactions

Review and Approval of Transactions with Related Parties

To ensure that all employees, executive officers and directors avoid any activity that is in conflict with or has the appearance of conflicting with the Company’s business interests, our Board has adopted a written policy regarding transactions with related parties (the “Related Party Transaction Approval Policy”).This policy which supplements the conflict of interest provisions in our Code of Conduct and Code of Ethics for Senior Financial Officers, requires that all related party transactions are subject to approval or ratification in accordance with the Company’s policy, and that an independent committee reviews and approves or takes such other action it may deem appropriate with respect to (a) related party transactions, (b) any material amendment, modification, extension or termination of a related party transaction, (c) any amendment, modification, extension or termination of a transaction that thereby will become a related party transaction, and (d) the handling and resolution of any disputes arising in connection with related party transactions. The Board has assigned this task to the Audit Committee as a committee of independent directors. The Related Party Transaction Approval policy defines a “related party transaction” as (i) a transaction in which the Company or one or more of its subsidiaries is a participant and which involves an amount exceeding $120,000, in which any director, officer, greater than 5% shareholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K and included below), has or will have a direct or indirect material interest, (ii) any material amendment, modification, extension or termination of the Registration Rights Agreement the Company is a party to, and (iii) any other transaction for which disclosure will be required pursuant to Item 404 of Regulation S-K.

In determining whether to approve or ratify any related party transaction, the independent committee or the disinterested members of the Board shall consider all factors that are relevant to the related party transaction, including, without limitation, the following:

●	The terms of the related party transaction
●	The related person’s interest in the related party transaction
●	The purpose and timing of the related party transaction
●	The nature of the involvement of the Company and its subsidiaries in the related party transaction and whether the Company or its subsidiaries (as applicable) have demonstrable business reasons to enter into the related party transaction
●	Whether the related party transaction would impair the independence of a director
●	Whether the related party transaction involves any potential reputational or other risk issues
●	Any other information the independent committee deems relevant

In the event that the Company becomes aware of a related party transaction that was not approved under the Policy, such related party transaction will be reviewed in accordance with the policy as promptly as reasonably practicable. The Audit Committee will consider all the relevant facts and circumstances, evaluate all options available to the Company, including ratification, amendment or termination of such related party transaction and take such course of action as the Audit Committee deems appropriate under the circumstances. All directors and executive officers have an obligation to inform the Company when confronted with situations that may be perceived as a conflict of interest. Additionally, at least annually, directors and executive officers complete a questionnaire specifying any business relationship that may give rise to a conflict of interest or a related party affiliation.

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PROPOSAL 2: APPROVAL OF THE COMPENSATION OF THE BOARD OF DIRECTORS OF THE COMPANY

Related Party Transactions

As of December 31, 2025, related parties with which the Company entered into transactions were Deutsche Gaßrußwerke GmbH & Co. KG (DGW), a joint venture partner of the Company, that is accounted for using the equity method, and ArcelorMittal, that supplied feedstock oil to Orion in 2025, as part of its ordinary course of business. Orion’s member of the Board’s Nominating, Sustainability and Governance committee, Mr. Michel Wurth, currently serves as the chairman of the board of ArcelorMittal Luxembourg S.A. and was the former senior executive vice president and chief financial officer of Arcelor from 2002 until 2014. As of December 31, 2025, the related party transactions concerned the following:

(IN MILLION $)	ARCELORMITTAL	DGW	TOTAL
Trade Receivables	—	0.5	0.5
Trade Payables	—	24.3	24.3
Purchases	0.3	126.8	127.1
Sales and Revenue	—	4.7	4.7

Alpha Carbone

In the second quarter of 2024, we invested in Alpha Carbone (“AC”), a French tire recycling company. This partnership will enable AC to produce commercial volumes of tire pyrolysis oil and recovered carbon black. In addition, we entered into a long-term supply agreement for the tire pyrolysis oil produced by AC. The tire pyrolysis oil will be used to manufacture circular carbon black for tire and rubber goods customers.

We invested approximately $0.3 million (€0.3 million) in shares of AC and agreed to contribute, in 12 installments through 2026, $7.9 million (€6.7 million) in convertible bonds. In 2025 and 2024, we contributed $4.1 million (€3.5 million) and $2.8 million (€2.7 million), respectively in a convertible bond.

Contacting the Board

Any shareholder or any other interested party who wishes to communicate directly with our Board or the non-executive directors as a group may do so by corresponding with Investor Relations at the following address:

Investor Relations

Orion Engineered Carbons LLC

1700 City Plaza Drive, Suite 300

Spring, Texas 77389, or

via e-mail at investor-relations@orioncarbons.com

The Company will forward any such communication to the intended recipients, unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal or similarly inappropriate.

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Executive Officers

Set forth below is information regarding the Company’s current executive officers:

NAME	AGE	TITLE
Corning Painter	63	Chief Executive Officer
Jon Puckett	56	Chief Financial Officer from December 1, 2025
Jeffrey Glajch	63	Former Chief Financial Officer until November 30, 2025
Dr. Sandra Niewiem	50	Senior Vice President, Global Specialty Carbon Black and EMEA Region
Pedro Riveros	55	Senior Vice President, Global Rubber Carbon Black and Americas Region
Carlos Quinones	61	Senior Vice President, Global Operations

Corning Painter 63 CHIEF EXECUTIVE OFFICER SINCE September 2018 JOINED ORION IN 2018

BUSINESS EXPERIENCE

●  Chief Executive Officer of Orion S.A. Group (September 2018-present)

●  Executive Vice President, Industrial Gases division of Air Products and Chemicals (2014-2018)

●  Senior Vice President, Merchant Gases of Air Products and Chemicals (2013-2014)

●  Various positions, including 10 years overseas in Europe and China at Air Products and Chemicals, such as Vice President, Global Electronics, Senior Vice President, Corporate Strategy and Technology, and Senior Vice President, Supply Chain (1984-2013)

OTHER PROFESSIONAL EXPERIENCE

●  Board member of Stepan (2025-present)

EDUCATION

●  Certified Professional Engineer, in the Commonwealth of Pennsylvania

●  B.S. degree in Chemical Engineering, Carnegie Mellon University

●  Master class Cybersecurity, National Association of Corporate Directors (NACD)

Jon Puckett 56 CHIEF FINANCIAL OFFICER SINCE December 1, 2025 JOINED ORION IN 2025

BUSINESS EXPERIENCE

●  Various global leadership positions including Vice President, Global Supply Chain; CFO, Acetyl Chain and Engineered Materials segments; Global leader, FP&A and Shared Service Center; Vice President, Investor Relations at Celanese Corporation (2011-2025)

●  Various finance leadership positions including CFO, Government Healthcare and Transportation Solutions; Vice President, Investor Relations and Vice President; M&A at Affiliated Computer Services (Xerox Corp. from 2009) (2004-2011)

●  Manager, M&A and Investor Relations of Nokia (1999-2004)

●  Senior accountant and Manager at PricewaterhouseCoopers (1993-1999)

EDUCATION

●  B.S. degree in business administration, The University of Texas at Austin

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Jeff Glajch 63 CHIEF FINANCIAL OFFICER UNTIL November 30, 2025 JOINED ORION IN 2022 RETIRED FROM ORION: December 31, 2025

BUSINESS EXPERIENCE

●  CFO, M&A Leader, Corporate Secretary of Graham Corporation and cleared Facility Security Officer (2009-2022)

●  Senior Finance and business management positions (1988-2009)

●  Research engineer (1985-1987)

OTHER PROFESSIONAL EXPERIENCE

●  Advisory Board member of M42, a private AI company (2021-2025)

●  Board member of various non-profit and university boards (2006-2022)

EDUCATION

●  M.S degree in industrial administration, Purdue University

●  M.S. degree in administrative science, John Hopkins University

●  M.S. degree in chemical engineering, Clarkson University

●  B.S. degree in chemistry, Carnegie-Mellon University

Dr. Sandra 50 Niewiem SENIOR VICE PRESIDENT GLOBAL SPECIALTY CARBON BLACK AND EMEA REGION SINCE September 2019 JOINED ORION IN 2013

BUSINESS EXPERIENCE

●  Vice President Global Product Management Specialty Carbon Black of Orion S.A. (2015-2019)

●  VP Global Business Development Specialty Carbon Black of Orion S.A. (2013-2015)

●  Principal Management Consultant of Kearney (2000-2013)

EDUCATION

●  Ph.D. degree in economics, European Business School Oestrich Winkel, Germany

●  M.S. degree in business administration, James Madison University

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Pedro Riveros 55 SENIOR VICE PRESIDENT GLOBAL RUBBER CARBON BLACK AND AMERICAS REGION SINCE June 2019 JOINED ORION IN 2019

BUSINESS EXPERIENCE

●  Various positions including Vice President and General Manager, South America, Management Director, Sao Paolo, Brazil, and business leadership positions including strategy, technology and supply chain at Air Products (1994-2019)

EDUCATION

●  B.S. degree in mechanical engineering, Rensselaer Polytechnic Institute

Carlos Quinones 61 SENIOR VICE PRESIDENT GLOBAL OPERATIONS June 2019 JOINED ORION IN 2019

BUSINESS EXPERIENCE

●  Industrial Gases Operations Leader at Air Products (2015-2019)

●  Vice President, U.S. Hydrogen Operations and Engineering at Praxair (2010-2015)

●  Various management positions at Dow Chemical Company, Rohm and Haas and Arco Chemical (1988-2010)

EDUCATION

●  B.S. degree in mechanical engineering, Texas A&M University

No Compensation Committee Interlocks or Insider Participation

None of our executive officers serves or served during the 2025 financial year as a member of the board of directors or the compensation committee of any other company that has or at the time had any executive officers serving as a member of our Board or Compensation Committee.

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PROPOSAL 2: APPROVAL OF THE COMPENSATION OF THE BOARD OF DIRECTORS OF THE COMPANY

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of our Common Shares as of April 23, 2026, by (i) each of our directors and named executive officers (“NEOs”), individually, (ii) all of our directors and executive officers as a group, and (iii) each person known to our management to be the beneficial owner of more than 5% of the outstanding Common Shares.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	COMMON SHARES BENEFICIALLY OWNED	PERCENT
5% Shareholders:
Pzena Investment Management, LLC(2)	4,577,197	8.1%
Divisar Capital Management LLC(3)	3,087,263	5.5%
BlackRock, Inc.(4)	4,095,480	7.1%
Directors and Executive Officers:
Kerry Galvin(5)	65,603	*
Jeff Glajch(6)	100,608	*
Jacqueline Hoogerbrugge(5)	12,935	*
Paul Huck(5)	84,207	*
Mary Lindsey(5)	55,889	*
Didier Miraton(5)	54,207	*
Sandra Niewiem(6)	20,961	*
Yi Hyon Paik(5)	45,889	*
Corning Painter(6)	1,018,028	1.8%
Jon Puckett	--
Carlos Quinones(6)	83,449	*
Pedro Riveros(6)	46,767	*
Dan Smith(5)	91,707	*
Michel Wurth(5)	45,889	*
Directors and Executive Officers as a group (14 persons):	1,726,139	3.1%
*	Represents less than 1% of the number of Common Shares outstanding.
(1)	Beneficial ownership is determined in accordance with SEC rules. The percentage of Common Shares beneficially owned is based on 56,388,649 Common Shares as of April 23, 2026.
(2)	As reported in a Schedule 13G/A filed by Pzena Investment Management, LLC on July 11, 2025. Pursuant to the Schedule 13G/A, Pzena Investment Management, LLC is a registered investment adviser, organized in Delaware. According to the Schedule 13G/A, the Common Shares were acquired and are held in the ordinary course of business and the address of the principal office of Pzena Investment Management, LLC is 320 Park Avenue, 8th Floor, New York, NY 10022. The number of shares beneficially owned by Pzena Investment Management, LLC with sole voting power amounting to 4,015,782 and the number of shares beneficially owned with sole dispositive power amounting to 4,577,197.
(3)	As reported in a Schedule 13G filed on February 26, 2026 by Divisar Capital Management LLC, Divisar Partners QP, L.P. and Steven Baughman. Pursuant to the Schedule 13G, Divisar Capital Management LLC, which is an investment adviser organized in Delaware, which serves as the general partner and investment manager to each of Divisar Partners QP, L.P. and Divisar Partners, L.P., (collectively the “Funds”), may be deemed to be the beneficial owner of all Common Shares held by the Funds. Steven Baughman, as CEO of Divisar Capital Management LLC, with the power to exercise investment and voting discretion, may be deemed to be the beneficial owner of all Common Shares. According to the Schedule 13G, the Common Shares were acquired and are held in the ordinary course of business and the address of the principal office of each of the reporting persons is 275 Sacramento Street, 8th Floor, San Francisco, CA 94111. Of the 3,087,263 shares reported, 2,841,473 shares were held by Divisar Partners QP, L.P. with shared voting and dispositive power, who disclaimed beneficial ownership over the reported shares. The number of shares beneficially owned by each of Divisar Capital Management LLC and Steven Baughman with shared voting power amounts to 3,087,263 and the number of shares beneficially owned with shared dispositive power amounts to 3,087,263.

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PROPOSAL 2: APPROVAL OF THE COMPENSATION OF THE BOARD OF DIRECTORS OF THE COMPANY

(4)	As reported in a Schedule 13G/A filed on February 6, 2024. Pursuant to the Schedule 13G/A, BlackRock, Inc. is a parent holding company or control person organized in Delaware. According to the Schedule 13G/A, the Common Shares were acquired and are held in the ordinary course of business. According to the Schedule 13G/A, the address of the principal office of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. The number of shares beneficially owned by BlackRock, Inc. with sole voting power amounts to 4,029,483 and the number of shares beneficially owned with sole dispositive power amounts to 4,095,480. On February 12, 2026, BlackRock, Inc. filed a Form 13F-HR, reporting that as of December 31, 2025, it had investment discretion over 4,016,710 Common Shares, 3,914,407 over which it had sole voting power, 0 over which it had shared voting power, and 102,303 over which it had no voting power. While BlackRock, Inc.’s subsequent quarterly Form 13F filings may reflect different share amounts, we rely on the Schedule 13G/A for beneficial ownership reporting in accordance with SEC guidance. As noted in SEC Staff guidance, Form 13F reports investment discretion while Schedule 13G/A reports beneficial ownership, which may result in different share counts.
(5)	This amount includes 12,935 restricted shares granted to the reporting person on June 27, 2025, that will vest on the day prior to the 2026 Annual General Meeting.
(6)	Includes the shares of restricted stock and/or restricted stock units that have vested or will vest, and will be converted to shares with voting rights, on or before June 25, 2026.

2026 Proxy Statement	65

EXECUTIVE
COMPENSATION

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	67
Compensation Discussion and Analysis	68
Compensation of Our Named Executive Officers	87
Pay versus Performance	96

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF THE FUTURE ADVISORY VOTE ON EXECUTIVE COMPENSATION	99

PROPOSAL

Advisory Vote on Executive Compensation

The Board of Directors Recommends that Shareholders Vote, on a Non-Binding Advisory Basis, FOR the Approval of the named Executive Officer Compensation paid for the Year 2025.

The Company is seeking a non-binding advisory vote from its shareholders to approve the compensation paid to our NEOs for the year 2025, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. This vote is commonly referred to as the “Say-on-Pay” vote. In accordance with the requirements of the SEC, we are providing our shareholders with an opportunity to express their views on the compensation paid to our NEOs in a non-binding, advisory vote.

The Company’s core compensation philosophy is to align executive compensation with our shareholders’ interests and our annual and long-term performance. This includes linking executives’ pay to their performance and the Company’s overall annual and long-term performance.

Our Board and the Compensation Committee are dedicated to ensuring that our executive compensation programs reflect best practices in numerous ways, including by making a portion of compensation performance-based to maximize both short- and long- term shareholder value. The Board believes the Company’s compensation programs are well-tailored to align executive officers’ interest with those of our shareholders, retain executive talent and appropriately reward performance. We encourage our shareholders to read the “Compensation Discussion and Analysis” section in this Proxy Statement, which describes (i) the processes our Compensation Committee used to determine the structure and amounts of the compensation of our NEOs for 2025 and (ii) how our executive compensation philosophy, policies and procedures operate and are designed to achieve our compensation objectives. The Compensation Committee and the Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our NEOs to commit to creating long-term value for our shareholders.

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are asking our shareholders to approve the following resolution regarding the compensation of our NEOs:

RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the Company’s 2026 Annual General Meeting of Shareholders.

Although this advisory vote is non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our NEOs’ compensation and related executive compensation programs. We expect to hold our next advisory “Say-on-Pay” vote at our 2027 annual meeting of shareholders.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis (“CD&A”) section, we provide an overview of our executive compensation program and describe the material components of our executive compensation program for our 2025 named executive officers (“NEOs”). Our NEOs for 2025 were:

NAME	AGE	TITLE
Corning Painter	63	Chief Executive Officer
Jon Puckett	56	Chief Financial Officer from December 1, 2025
Jeff Glajch	63	Former Chief Financial Officer until November 30, 2025
Sandra Niewiem	50	Senior Vice President, Global Specialty Carbon Black and EMEA Region
Pedro Riveros	55	Senior Vice President, Global Rubber Carbon Black and Americas Region
Carlos Quinones	61	Senior Vice President, Global Operations

Executive Summary

We enjoy a long-standing reputation within the industry for carbon black product and process technology, applications knowledge and innovation. Our goal is to remain at the forefront of the industry in terms of product development by having dedicated applications technology teams, commercial teams and manufacturing facilities. Our long-term success depends on our ability to attract, engage, incentivize and retain highly talented individuals who are committed to our corporate and business strategies.

The Company takes a long-term view of performance, growth and value creation as an essential part of our culture, business strategy and compensation approach. Building a business that is resilient to fluctuations in the economy is critical to our success.

We believe that through our leadership’s unwavering efforts, we performed well in a challenging economic environment. We delivered a net loss of $70 million and an annual adjusted EBITDA of $248 million in 2025.

Our key 2025 business, safety, sustainability and strategic achievements included the following:

●	Achieved full year Free Cash Flow of $55 million
●	Near record global safety performance with 2025 TRIR performance nine times better than the chemical manufacturing industry average
●	Record Employee Effectiveness score in our Employee Survey
●	Continued our strong sustainability results by achieving a Platinum medal from EcoVadis and a consecutive B-score from CDP
●	Our Huaibei, China, plant has been honored with the 2025 Green Factory award by the Huaibei City Government
●	Recognized by the European Commission’s Innovation Radar as a “Key Innovator” for pioneering circular carbon black made entirely from tire pyrolysis oil, advancing sustainable alternatives to fossil-based materials
●	Launched ECOLAR 50 POWDER©, a 100% bio-circular carbon black that enables coatings applications, enabling manufacturers to create sustainable products with coloristic performance comparable to conventional carbon blacks
●	Successfully executed our critical key strategic projects, once again focusing on ensuring the Company continues to focus on long-term improvement projects with continued emphasis on process improvements, cost reduction, employee training and development, safety and new business opportunities
●	Paid a dividend to our shareholders

In 2025, we continued to demonstrate our operational resilience by successfully executing our strategy across the following six core pillars:

1.	Employees: protecting our people;
2.	Production: maintaining safe, functioning, productive plants;
3.	Customers: Serving our customers’ evolving needs;
4.	Liquidity: enhancing our financial flexibility and ensuring we maintain strong financial standing;
5.	Supply Chain: maintaining adequate access to raw materials despite often snarled international shipping channels and supply chains; and
6.	Community support: supporting the communities in which we are privileged to operate.

2026 Proxy Statement	68

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our Compensation Philosophy

Our executive compensation program is designed to align with our pay-for-performance philosophy and, accordingly, directly links a substantial portion of annual executive compensation to Company performance. We also believe that the amount of compensation paid to each NEO should reflect the depth of their experience and the quality of their performance. We place a significant emphasis on long-term incentive compensation, designed to link the value created for shareholders with those responsible for the results. We offer a total compensation opportunity that is both competitive with similarly sized companies for our industry and that is internally equitable. Our compensation program is designed to attract, develop and retain business leaders to drive financial and strategic growth and build long-term shareholder value, and to deliver competitive compensation for superior Company performance. Likewise, when Company performance falls short of expectations, these variable incentive programs deliver lower levels of compensation. However, the Compensation Committee endeavors to balance pay-for-performance objectives with retention considerations so that, even during a temporary downturn in the economy and the chemical industry, the program continues to ensure that qualified, successful, performance-driven employees stay committed to increasing our long-term value. Furthermore, to attract and retain highly skilled management, our executive compensation program must remain competitive with those of comparable employers who compete with us for talent.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our Executive Compensation Practices

The Compensation committee is responsible for the design of the Company’s executive compensation program and seeks to maintain high standards with respect to its governance. Key features of our compensation policies and practices that aim to drive long-term performance and align with stockholder interests are highlighted below:

Our Compensation Practices
Pay-for-Performance—We align annual and long-term incentive opportunities with our annual operating plan and shareholder interests.
Align Total Compensation with Our Peers—We position the target total direct compensation levels for our NEOs within the range of the median for our peers.
At-Risk Compensation—Our incentive-based compensation represents a significant portion of our executives’ compensation by using a combination of lower base salaries and an emphasis on pay-for-performance.
Annual Review and Discretion— We consider the results of the advisory “Say-on-Pay” vote of the Company’s shareholders as well as other feedback received throughout the year. In addition, we conduct an annual review of our executive compensation program to ensure it rewards executives for strong performance, aligns with stockholder interests, and retains top talent. Our Compensation Committee has the discretion to set performance-based compensation based on its annual review as well as adjust incentive payouts where they believe this more appropriately aligns with the Company’s and shareholders’ best interest.
Independent Consultant—We use an independent compensation consultant retained by and reporting directly to the Compensation Committee.
Stock Ownership Guidelines—We have adopted robust stock ownership guidelines for our executive officers: five times base salary for our CEO, three times base salary for our CFO and two times base salary for all other executive officers, including our other NEOs.
Mitigate Undue Risk—We utilize a mix of performance metrics, cap potential payments, provide a three-year vesting period for performance stock awards, and conduct an annual compensation risk assessment analysis each year.
Clawback Policies —Incentive-based compensation of our NEOs paid in cash or equity, that is granted, earned or vested based wholly or in part upon the attainment of any “financial reporting measure” is subject to clawback in the event of material financial misstatements during the applicable performance period, violation of applicable restrictive covenants or engaging in misconduct that triggers a for-cause termination.
In addition, certain of our NEOs’ award agreements including their time-based awards also include additional clawback provisions that extend beyond the requirements of Section 10D of the Securities Exchange Act of 1934 and the NYSE rules.
Compensation Practices We Do Not Do
No Guaranteed Increases—We do not guarantee salary or other compensation increases for our NEOs.
No Excessive Perquisites or Special Benefits—Our NEOs are only eligible to participate in benefit plans that are generally available to all our employees, or that are customary benefits for executives within the applicable jurisdiction.
No Single-Trigger Vesting Upon a Change-in-Control—No automatic single trigger accelerated vesting of equity in connection with a change-in-control.
No Excessive Severance Benefits—We do not provide for cash severance payments to our U.S. based executives other than for our CEO and CFO.
No Excise Tax Gross-Ups—We do not provide excise tax gross-up payments.
No Pledging—We prohibit the pledging of the Company’s stock by directors, officers, and employees of the Company while holding material non-public information about the Company or being otherwise not permitted to trade the Company’s stock.
No Repricing of Options or TSR targets—We currently do not issue stock options as part of our compensation strategy, and we do not reset TSR benchmarks.

2026 Proxy Statement	70

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Elements of Our 2025 Executive Compensation Program

The Compensation Committee has built our executive compensation program upon a framework that includes the components and objectives listed below. The Compensation Committee routinely reviews each component of our executive compensation program to assess how it affects total target pay levels and considers pay ranges for similar executive positions among companies in our industry peer group.

PROGRAM	AWARD TYPE	OBJECTIVE OF ELEMENT	DESCRIPTION
Base Salary	Cash	To provide an appropriate base salary and mitigate inappropriate risk-taking, we provide a fixed, certain and regular level of income.	Base salaries are set at market-competitive levels, subject to adjustment for a number of other factors, such as merit increases, unique job responsibilities, experience, individual contributions and number of years in the position.
Annual Short-term Incentive (“STI”) Compensation	Cash	To incentivize and reward performance on key metrics that support the Company’s annual operating plan. To promote pay-for-performance in a competitive way. Generally targeted competitive levels among companies in our peer group, based upon achieving specified performance goals.	Designed to offer opportunities for cash compensation directly tied to Company performance relative to established performance targets that the Compensation Committee believes create shareholder value. Annual STI payouts range from 0% to 200% of the target bonus for 2025, and for our NEOs, are based on actual EBITDA (65%), Safety (5%), Sustainability (5%) and Key Strategic Projects (25%) performance relative to the designated targets. Annual STI awards are generally paid out during the first quarter following the end of the applicable financial year (i.e. the performance period).
Performance-based Restricted Stock Units	Equity Performance Stock Units (PSUs)	To strengthen alignment with shareholders’ interests and drive continued shareholder value creation, 70% of the awards granted under our long-term incentive (“LTI”) plan are performance-based for all executive officers, including our NEOs.	The PSU payout ranges from 0% to 200% of the target number of Common Shares subject to the award based on actual relative total shareholder return “rTSR” (50%), Return on Capital Employed “ROCE” (25%), Sustainability (12.5%) and Employee Engagement (12.5%) rTSR and ROCE are measured over the three-year performance period, and Sustainability and Employee Engagement are based on the Company’s latest independent assessments completed during the three-year period which are conducted by a third parties.
Time-based Restricted Stock Units	Equity Restricted Stock Units (RSUs)	For retention purposes, 30% of the awards granted under our LTI plan are time-based for all executive officers, including our NEOs.	RSUs typically vest over three years, one-third annually on each vesting date, subject to continued employment through the applicable vesting date.
Retirement and other Employee Benefits		To provide competitive benefits to protect our employees and their covered dependents’ health and welfare, facilitate strong performance on the job, and enhance productivity.	NEOs and other executive officers are eligible to participate in the same benefit programs that are offered to other salaried employees in their respective jurisdictions, including the 401(k) plan matching benefits, car allowances, and participation in health and welfare plans.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Target Compensation Mix: How Pay is Tied to Performance

Our executive compensation program directly links most of the executive compensation opportunities to our financial performance through annual and long-term incentives. The elements of the NEO compensation program have remained relatively consistent in the past years, with target compensation allocated between fixed and variable, cash and non-cash as well as short-or long-term components. The Target Compensation Mix chart below describes each of the compensation elements for the Chief Executive Officer (“CEO”) and other current NEOs for 2025 as a percentage of total target direct compensation.

CEO	Other Current NEOs*

18%
18%
45%
19%
At-Risk
82%
Base Salary
STI
LTI-PSUs
LTI-RSUs

12%
37%
At-Risk
63%
28%
23%
Base Salary
STI
LTI-PSUs
LTI-RSUs

*	The other current NEOs’ target compensation mix graph includes our departing CFO, Mr. Jeff Glajch for the entire year as his employment with the Company terminated as of December 31, 2025, and excludes our current CFO, Mr. Jon Puckett, as he joined one month into the year and as such, his 2025 compensation is not representative of the Company’s compensation programs.

As illustrated in this chart, the target STI compensation, which is primarily dependent on the Company’s financial performance and the accomplishment of key strategic projects, as well as the target performance-based portion of our LTI compensation in the form of PSUs, which is linked to ROCE, rTSR as compared to the average rTSR of the S&P Small-Cap 600 Index and the S&P 600 Chemicals Index, sustainability and employee engagement, together constitute approximately 82% and 63%, respectively, of the total target direct compensation of our CEO and other NEOs. Our Compensation Committee believes that the majority of our CEO’s and each NEOs’ target compensation should be at risk based on the Company’s performance, and most of this at-risk compensation should be tied to the Company’s stock price. The amount of our CEO’s and NEOs’ actual earned at-risk compensation will strongly align with shareholders’ interests and investments.

Compensation Consultant Role: How Executive Pay is Established

The Compensation Committee, in consultation with management and with the advice and recommendation of the Compensation Committee’s independent compensation consultant, endeavors to establish levels of compensation that are competitive in the marketplace considering our pay-for-performance philosophy and core principles of driving growth of long-term shareholder value.

Since the Company’s initial public offering in July 2014, the Compensation Committee has engaged Korn Ferry as its independent compensation consultant. In developing our executive compensation program and policies and setting pay levels, Korn Ferry has assisted the Compensation Committee with reviewing elements of executive pay against a comparison industry peer group, as discussed below, and advising the Compensation Committee on evolving best practices. In addition, from time to time, the Company utilizes various salary benchmarking data sources to use as a guideline for establishing competitive market pay rates and salaries.

The Compensation Committee has evaluated the independence of Korn Ferry and concluded that they did not provide any other compensation services to the Company during 2025 and were qualified to serve as an independent consultant to the Compensation Committee.

Compensation Governance

The Compensation Committee, which is comprised entirely of independent directors, is responsible for overseeing our executive compensation program. The Compensation Committee determines and approves all compensation and payment levels for the CEO and certain other senior officers, including the other NEOs.

The Compensation Committee performs an annual review of the CEO’s goals and his performance in achieving such goals in each financial year and keeps the Board apprised of such evaluations. Our CEO reviews the performance of our other senior officers, including the NEOs (other than himself), and makes recommendations to the Compensation Committee regarding the compensation for those senior officers.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Compensation Committee, with input from Korn Ferry, determines each element of compensation for the CEO. The Compensation Committee also determines each element of compensation for the other NEOs based on consideration of each individual’s leadership qualities, operational performance, business responsibilities, tenure with the Company, current compensation arrangements and long-term potential to enhance shareholder value as well as input from Korn Ferry and the CEO. The Compensation Committee is under no obligation to follow these recommendations. Executive officers and others may participate in discussions with the Compensation Committee when invited to do so.

The Compensation Committee also reviews and approves all recommended salary increases, STI awards and LTI grants for our NEOs.

Compensation Risk Management

The Compensation Committee provides risk oversight with respect to the compensation of our Company’s employees, including the NEOs and other key officers. We believe we have established a short- term and long- term compensation program that properly incentivizes desired performance and mitigates inappropriate risk-taking with a possible adverse effect on the Company.

The Compensation Committee oversees the Company’s executive compensation program and annually reviews the program against the Company’s strategic goals, industry practices and emerging trends to ensure alignment with shareholder interests. The Compensation Committee believes that our performance-based bonus and equity programs provide executives with incentives to create long-term shareholder value.

As part of this evaluation, the Compensation Committee considers whether the program components encourage or otherwise promote the taking of inappropriate or unacceptable risks that could threaten the Company’s value. Based on this review, the Compensation Committee believes that many features of the Company’s compensation program are designed to effectively promote the creation of long-term value, discourage behavior that leads to excessive risk, and mitigate the material risks associated with executive and other compensation programs.

These features for 2025 are as follows:

●	A mix of elements so that the compensation mix is not overly focused on either STIs or LTIs.
●	Our STI payout is primarily based on financial metrics that are objective and drive long-term shareholder value. Moreover, the Compensation Committee attempts to set ranges for these measures that encourage success without encouraging excessive risk-taking to achieve short-term results.
●	Our compensation program does not allow for unlimited payments, and annual incentive award caps limit the extent that employees could potentially profit by taking on excessive risk.
●	A significant portion of all senior executives’ (including our NEOs’) LTI awards (70%) is issued as PSUs based on ROCE, rTSR, Sustainability and Employee Engagement performance results measured over a three-year performance period, which are objective and drive long-term shareholder value. The Sustainability and Employee Engagement performance results are measured using the last independently published results report valued at the end of the three-year performance period.
●	Our 2025 PSUs vest based on a three-year performance period which encourages executives to attain sustained performance over several years, rather than performance over a short-term period.
●	We have robust stock ownership guidelines which align the interests of our executive officers with the long-term interests of our shareholders and encourage our executives to execute our strategies for growth in a prudent manner.
●	The demonstrated ability to make timely changes to the executive compensation program as needed.

Based on its most recent review, management and the Compensation Committee do not believe that the compensation policies and practices of the Company create risks that are reasonably likely to have a material adverse effect on the Company.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Use of Peer Group Data

The Compensation Committee utilized Korn Ferry to identify an industry peer group for the Company to perform an annual review of our executive compensation and to assess the competitiveness of our executive compensation program. The Company’s philosophy for senior executive pay, including our NEOs’ pay, is to provide a target total compensation package that is competitive with our peer group and general industry market data as provided by Korn Ferry. We do not benchmark our NEOs’ compensation to any specified level, and compensation levels of executives in our peer group is just one factor considered when determining total compensation levels. In addition to market data, other factors, such as the NEO’s experience, responsibilities, performance and long-term strategic value to the Company, are also considered by the Compensation Committee when making recommendations and decisions on compensation.

For 2025, Korn Ferry provided market data for a peer group of 14 companies with revenues between $779 million and $3.7 billion (median revenues of $1.8 billion). Peer group compensation data was limited to information that is publicly reported and such data was used to evaluate the major components of compensation for our NEOs, including base pay, target annual bonus opportunity and LTI opportunity. In accordance with the foregoing process and analysis, the Compensation Committee approved the following peer group of 14 companies in the specialty chemicals industry to provide a reference for pay decisions for 2025. The Compensation Committee annually reviews peer group companies to reflect merger & acquisition activity in the industry. Our 2025 peer group companies were:

Ashland, Inc.	HB Fuller Company	Quaker Chemical Corporation
Advansix, Inc.	Ingevity Corporation	Sensient Technologies Corporation
Balchem Corporation	Innospec Inc.	Stepan Company(1)
Cabot Corporation	Koppers Holdings, Inc.	Tronox Holdings PLC
Ecovyst, Inc.	Minerals Technologies Inc.

(1)	The Compensation Committee added Stepan Company to the Orion peer group for benchmarking purposes in 2018, based on industry code and size.

Pay Decision Factors

The Compensation Committee considers several factors when evaluating the pay levels of our NEOs. These include but are not limited to:

●	Market reference data from our compensation peer group
●	The NEO’s level of responsibility, performance, leadership, tenure and experience
●	The Company’s overall annual performance
●	Overall business strategy and business model
●	The Company’s expected growth trajectory and constraints
●	Performance against our business tenets and long-term strategy
●	rTSR and long-term shareholder value
●	The economic environment

Each NEO’s approved target compensation provides the executive with an appropriate compensation opportunity. The Compensation Committee determined, based on the Company’s financial year 2025 performance, that each NEO’s total 2025 earned compensation was appropriate in light of the overall Company performance and the NEO’s personal performance, responsibility, and experience, relative to the total shareholder return for 2025. For NEOs who are promoted or hired externally into their role, and whose total direct compensation is not competitive at the time of their promotion or hire, our philosophy is to bring such NEO’s compensation to benchmark levels used by the Compensation Committee generally over a three-year period.

2025 NEO Compensation

The total compensation opportunities for each NEO in 2025 are intended to reflect the depth of their experience, quality of their performance and level of service to the Company and its shareholders. The 2025 compensation of our NEOs illustrates how a meaningful portion of each executive’s pay is based on performance against our short-term and long-term strategic objectives.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Base Salary

We pay base salaries to attract and retain talented executives and to provide a fixed base of cash compensation. The table below shows the annual salary of each NEO for 2024 and 2025:

NAMED EXECUTIVE OFFICER	2025 ANNUAL BASE SALARY ($)	2024 ANNUAL BASE SALARY ($)	PERCENTAGE INCREASE
Corning Painter	1,140,000	1,100,000	3.6%
Jon Puckett	500,000	—	N/A
Jeff Glajch	506,674	496,739	2.0%
Sandra Niewiem(1)	437,455	418,614	4.5%
Pedro Riveros	449,826	432,525	4.0%
Carlos Quinones	415,855	399,861	4.0%

(1)	Dr. Niewiem’s annual base salary is paid in Euros, which is converted to U.S. Dollars in the table above for both 2024 and 2025 using the conversion rate at December 31, 2025 (the last trading day in 2025), where 1 Euro = USD 1.17

For financial year 2025 base salary determinations, the Compensation Committee reviewed each NEO’s job responsibilities, management experience, individual contributions, tenure and then-current salary, as well as the executive compensation benchmarking data prepared by Korn Ferry.

Annual Short-Term Incentive (STI) Compensation

Our STI compensation program is designed to offer opportunities for cash compensation directly tied to our Company’s performance relative to established performance measures and ranges that the Compensation Committee believes create shareholder value. We provide opportunities for our executives to earn annual cash incentive awards that reward performance achievements for the year. Performance goals are objective and based on our annual business strategy and budget approved by the Compensation Committee. Our STI Plan is designed to:

●	focus executives on key financial and strategic goals that support our annual operating plan
●	link short-term pay to the Company’s annual performance
●	put a meaningful portion of compensation at risk based on our financial success
●	incentivize and motivate executives to achieve our short-term strategic and financial objectives that we believe will drive long-term value creation
●	provide a competitive level of target annual compensation to attract and retain key talent

At the beginning of 2025, the Compensation Committee reviewed the annual target STI award opportunities for Messrs. Painter, Glajch, Riveros and Quinones and Dr. Niewiem. After consulting with Korn Ferry, the Compensation Committee determined that no changes to STI target percentages were necessary for 2025.The 2025 target annual STI award opportunities for our NEOs are as follows:

NAME(1)	TARGET 2025 STI BONUS AS A PERCENTAGE OF BASE SALARY
Corning Painter	100%
Jon Puckett	65%
Jeff Glajch	65%
Sandra Niewiem	60%
Pedro Riveros	60%
Carlos Quinones	60%

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Target STI payouts for plan year 2025 range from 0% – 200% of the NEO’s target annual bonus. Sixty-five percent (65%) of the annual target bonus is determined by Adjusted EBITDA, 25% is based on key strategic “Orion Stronger” projects, 5% is based on Safety results and 5% is based on Sustainability results, with threshold, target, and maximum payout levels for each such performance metric. Performance at the threshold level results in a payout at 50% of target STI, performance at the target level results in a payout at 100% and performance at the maximum level results in a payout at 200%. For these three key performance measures, we use linear interpolation to determine the actual STI payouts for achievement between the three performance levels.

STI METRICS
Adjusted EBITDA	Key Strategic Points	Safety	Sustainability
TOTAL PAYOUT
Performance Against Adjusted EBITDA Target	Achievement of Incremental Targets	Total OSHA Recordables	EcoVadis Score

The key performance metrics, payout calculation and terms applied to each NEO are the same as applied to all employees of the Company and based on the Compensation Committee’s determination that each measure is integral to the overall success of the Company. Our NEOs may not defer payment of any portion of their STI payout, and the Company does not sponsor any deferred compensation program that would permit such a deferral.

The Compensation Committee established the following performance metrics and target performance levels for the following 2025 STI Plan measures:

MEASURE	WEIGHT	THRESHOLD LEVEL (50% PAYOUT)	TARGET LEVEL (100% PAYOUT)	MAXIMUM LEVEL (200% PAYOUT)
Adjusted EBITDA	65%	$256MM	$320MM	$356MM
Safety	5%	OSHA Recordables 7	OSHA Recordables 5	OSHA Recordables 3
Sustainability	5%	EcoVadis Score 80th Industry Percentile	EcoVadis Score 90th Industry Percentile	EcoVadis Score 95th Industry Percentile

To further demonstrate our commitment to improving robust operational performance to create shareholder value, we determined that the remaining twenty-five percent (25%) of the target annual bonus should be based on the successful execution of key strategic “Orion Stronger” projects designed to provide a mix of short-term and long-term benefits. These key projects focus on creating commercial value, enhancing competitiveness, and employee training and development. The Compensation Committee reviews and approves the inclusion of these key strategic projects as part of the STI Plan and the corresponding payouts. The award payout is calculated based on the achievement of each individual project with the opportunity for each project to earn a 50% of target payout at the threshold level, 100% payout at the target level and 200% payout at the maximum level. The achievement result for each project are equally weighted and summed to determine the total payout for the key strategic Emerge Stronger projects metric. Most employees across the company, except, for example, production plant employees who have more manufacturing-based objectives, participate in an incentive plan with the same Emerge Stronger targets.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our “Orion Stronger” projects were established with the following achievement levels:

#	KPI DESCRIPTION	THRESHOLD	TARGET	MAXIMUM
1	Realize 5 of 8 new customer target qualifications	Complete 4	Complete 5	Complete 6
2	New plant year-over-year EBITDA Increase	+70% of target	Confidential Target	+120% of target
3	EMEA CBO Supplier Diversification: qualifying new supply sources for targeted situations (% of demand new sources can cover)	40%	50%	60%
4	Improve small project performance metrics - IRR/benefit, cost and schedule variance. Metrics are (IRR/benefit 90% achieved, cost 75% achieved, schedule 75% achieved)	Achieve 2 of 3	Achieve 3 of 3	Achieve 3 of 3 + aggregate 10% higher
5	Best Country Sourcing: Advance % BCCS from 2024 actual	Flat vs. 2024’s increase	+200 bpts vs. 2024	+300 bpts vs. 2024
6	Global on-time, in-full (OTIF) customer order fulfillment improvement (exact targets are proprietary but all >90%)	Reach Target - 200 bpts	Reach Target	Reach Target + 100 bpts
7	Global aged & obsolete inventory reduction vs. 2024	15% reduction	25% reduction	40% reduction
8	Role-based training program expansion	+4 roles	+5 roles	+6 roles
9	Global standardization and rationalization of SOX key controls	Reduction of 75 key controls	Reduction of 100 key controls	Reduction of 125 key controls
10	Preloading new asset, achieve target customers with targeted load potential	2 new customers with 9kt load potential	3 new customers with 10kt load potential	4+ new customers with 12kt load potential

Rationale Behind our STI Performance Measures

The Compensation Committee establishes the STI performance goals, where applicable, based on our Board-approved business plan and strategic priorities. Our 2025 goals were set at the beginning of the year, reflecting our expectations about the performance of our business. We believe our performance metrics (and resulting compensation) reflect a focused, but well-balanced view of performance that supports our expectations to drive strong business results, provide sound risk management and lead to long-term shareholder value.

The Compensation Committee established a combination of three performance measures (Adjusted EBITDA, Safety and Sustainability) and the execution of key strategic projects for our 2025 STI Plan to align with our key business goals and objectives and our business operating plan. The Compensation Committee determined the relative weights of the performance measures to drive financial results while maintaining a focus on critical non-financial objectives to create a sustainable business and long-term value. The Compensation Committee desires to harmonize all Company employees’ STI Plan measures and efforts. More specifically:

●	The target level of Adjusted EBITDA was established based on our 2025 operating plan. Adjusted EBITDA is defined as income from operations before depreciation and amortization, share-based compensation, and non-recurring items (such as, restructuring expenses, consulting fees related to Company strategy, legal settlement gain, etc.) plus earnings in affiliated companies, net of tax
●	The Safety target was based on the top quartile performance levels for the chemical industry
●	The target for the Sustainability measure was set at the 90th Industry Percentile
●	The maximum performance levels for Adjusted EBITDA, Safety and Sustainability were set at levels that the Compensation Committee believed to be reasonably attainable but only as the result of exceptional performance
●	The Safety and Sustainability metrics form a part of the STI bonus payout because they are critical to our success as an organization. The Compensation Committee believes that there is an inherent alignment between the Company’s sustainability agenda and the successful achievement of its strategic and operational goals
●	The target for key strategic Orion Stronger projects was 100% completion of the objectives, with a payout potential of 0% - 200%

The Compensation Committee retains discretion to consider extraordinary or infrequently occurring events, or significant corporate transactions in deciding whether to adjust the performance metrics for the STI Plan. The Compensation Committee also retains discretion in determining the actual STI amounts paid, to ensure that the STI bonus remains consistent with its stated objectives.

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Performance Against Our 2025 STI Plan Measures

The following tables summarize the Company’s actual performance against its 2025 STI targets and payout level as approved by the Compensation Committee for the Adjusted EBITDA, Safety and Sustainability measures which comprise 75% of the overall calculation:

MEASURE	WEIGHT	THRESHOLD LEVEL (50% PAYOUT)	TARGET LEVEL (100% PAYOUT)	MAXIMUM LEVEL (200% PAYOUT)	2025 ACTUAL	PAYOUT %
Adjusted EBITDA	65%	$256.0MM	$320.0MM	$356.0MM	$248.0MM	0%
Safety	5%	OSHA Recordables 7	OSHA Recordables 5	OSHA Recordables 3	OSHA Recordables 3	10%
Sustainability	5%	EcoVadis Score 80th Industry Percentile	EcoVadis Score 90th Industry Percentile	EcoVadis Score 95th Industry Percentile	EcoVadis Score 99th Industry Percentile	10%
Total	75%					20%

As shown in the table above, in 2025, we fell below the threshold level for the Adjusted EBITDA target goal. Our Safety and Sustainability performance exceeded the maximum achievement levels, resulting in a 200% payout under both measures.

Key Strategic “Orion Stronger” Projects

In 2025, we maintained a performance measure under our STI program to continue to incentivize completing specific improvement projects. Our Compensation Committee finds this to be an effective way to link variable compensation to specific actions. This measure accounts for 25% of the overall STI calculation and the results are summarized in the table below.

#	KPI DESCRIPTION	RESULT	ACHIEVED	PAYOUT
1	Realize 5 of 8 new customer target qualifications	Completed 4	Threshold	50%
2	New plant year-over-year EBITDA Increase	Below Confidential Target	Below Threshold	0%
3	EMEA CBO Supplier Diversification: qualifying new supply sources for targeted situations (% of demand new sources can cover)	Above 60%	Maximum	200%
4	Improve small project performance metrics - IRR/benefit, cost and schedule variance. Metrics are (IRR/benefit 90% achieved, cost 75% achieved, schedule 75% achieved)	2 of 3 Achieved	Threshold	50%
5	Best Country Sourcing: Advance % BCCS from 2024 actual	Greater than 300 bpts vs. 2024	Maximum	200%
6	Global on-time, in-full (OTIF) customer order fulfillment improvement (exact targets are proprietary but all >90%)	Exceeded	Maximum	200%
7	Global aged & obsolete inventory reduction vs. 2024	Reduction 39%	Maximum	200%
8	Role-based training program expansion	Added 5	Target	100%
9	Global standardization and rationalization of SOX key controls	Reduction of 155	Maximum	200%
10	Preloading new asset, achieve target customers with targeted load potential	3 new customers with 10kt potential	Target	100%
	Average Payout			130%

The actual achievement levels of the key strategic Orion Stronger projects were determined based on a scorecard that resulted in a score commensurate with a 32.5% (130% x 25%) of target bonus STI payout. After adding the Safety measure payout of 10% and the Sustainability measure payout of 10%, the Compensation Committee applied 52.5% to each NEO’s target bonus in 2025.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The following table illustrates the actual payout level for the 2025 STI Plan for each of our NEOs, as adjusted by the Compensation Committee:

NAME	TITLE	TARGET STI BONUS AS PERCENTAGE OF BASE SALARY	ACTUAL 2025 STI PLAN PAYOUT ($)	PERCENTAGE OF ANNUAL BASE SALARY ON DECEMBER 31, 2025
Corning Painter	CEO	100%	598,500	52.5%
Jon Puckett(1)	Chief Financial Officer from December 1, 2025	65%	—	—
Jeff Glajch(2)	Former Chief Financial Officer until November 30, 2025	65%	172,903	52.5%
Sandra Niewiem(3)	SVP, Global Specialty Carbon Black and EMEA Region	60%	137,798	31.5%
Pedro Riveros	SVP, Global Rubber Carbon Black and Americas Region	60%	141,695	31.5%
Carlos Quinones	SVP, Global Operations	60%	130,994	31.5%

(1)	Mr. Puckett was not eligible to participate in the 2025 STI Plan due to the commencement date of his employment with the Company.
(2)	Mr. Glajch's appointment as CFO of the Company ended on November 30, 2025, however his employment continued until December 31, 2025, to ensure a seamless transition. Hence, his STI bonus earned and paid was for the full year.
(3)	Dr. Niewiem’s bonus is paid in Euros and has been converted to U.S. Dollars using the December 31, 2025 (last trading day in 2025), exchange rate of USD 1.17.

Long-Term Incentive (LTI) Compensation

The purpose of our LTI program is to incentivize our executives to increase shareholder value over the long- term, to align their efforts with our shareholders’ interests through ownership, to provide retention through vesting criteria and to have competitive compensation to attract and retain our leadership. Under our LTI program, 70% of each NEO’s annual LTI equity award is typically issued as PSUs, which vest on the last day of a three-year performance period and are contingent on the successful completion of both performance-based and time-based requirements. The vesting of PSUs is subject to continued employment, further strengthening the link between individual pay opportunities and our long-term performance. The remaining 30% of each NEO’s annual LTI award is issued as time-based RSUs, one-third of which vest annually over a period of three years, subject to continued employment on the applicable vesting date, ensuring the retention of key executives, management, and high-potential individuals. In determining annual LTI award opportunities, the Compensation Committee determines a target monetary value for the individual awards which are then converted into a number of Common Shares based on our stock price on the date of grant. Existing executive equity ownership levels are generally not a factor or guarantee in the Compensation Committee’s granting of LTI awards.

2025 LTI Awards

The 2025 LTI awards granted by the Compensation Committee were designed to provide our NEOs with LTI opportunities that are competitive against our industry peer companies and reflect our overall executive compensation philosophy of aligning pay with long-term performance and shareholder value. With respect to the 2025 LTI awards, 70% of the target value was awarded in PSUs, which vest based on the satisfaction of approved performance targets over a three-year performance period, and 30% of the target value was awarded as RSUs with one-third vesting annually, in each case, subject to continued employment through the applicable vesting date.

Each year, the Compensation Committee determines the amount of each NEO’s annual LTI award, based on a percentage of the NEO’s base salary, with input from its independent compensation consultant, Korn Ferry, and referencing external benchmark comparisons of overall target compensation (cash plus equity). The target value of our CEO’s annual LTI award is fixed at 350% of his base salary. The target value is based on market comparisons for CEO positions, using both peer group and general industry market data, in addition to an evaluation of his performance over the prior year. Each NEO’s (other than the CEO) award opportunity is determined prior to the beginning of the performance period and is assigned to his or her position based on market comparisons for similar positions, using both peer group and general industry market data, in addition to an evaluation of the executive’s individual performance over the prior year.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Compensation Committee did not make any changes to our 2025 LTI program and target award levels as percentage of base salary. The target value of the 2025 LTI awards for each of our NEOs as determined by the Compensation Committee were as follows:

NAME	TITLE	TARGET	TARGET ($)	70% PSUS (#)	30% RSUS (#)
Corning Painter	CEO	3.5x base salary	3,990,000	165,505	70,931
Jon Puckett(1)	Chief Financial Officer from December 1, 2025	1.5x base salary	750,000	—	49,213
Jeff Glajch	Former Chief Financial Officer until November 30, 2025	1.5x base salary	760,011	31,525	13,511
Sandra Niewiem	SVP, Global Specialty Carbon Black and EMEA Region	1x base salary	437,455	16,561	7,098
Pedro Riveros	SVP, Global Rubber Carbon Black and Americas Region	1x base salary	449,826	18,659	7,997
Carlos Quinones	SVP, Global Operations	0.75x base salary	415,855	17,250	7,393
(1)	Mr. Puckett was not eligible to participate in the 2025 LTI Plan due to the commencement date of his employment with the Company, however he received a sign-on equity grant in restricted stock units with a grant date fair value of $250,000 in 2025, to compensate him for forfeited shares from his previous employer.

The 2025 LTI award grants to our NEOs were approved by the Compensation Committee under our shareholder-approved 2023 Omnibus Incentive Compensation Plan. The 2025 LTI award agreements provide for settlement in Common Shares or cash at the conclusion of the three-year performance period for PSUs and on a ratable basis for RSUs.

Performance Stock Units (PSUs)

The ultimate realized value of the 2025 PSU award opportunity over the three-year performance period (2025-2027) is determined as follows:

METRICS OF PERFORMANCE STOCK UNITS GRANTED IN 2025

(Three-Year performance period)

Relative Total Shareholder Return	Return on Capital Employed	Sustainability	Employee Engagement

TOTAL PAYOUT

Orion rTSR Against Industry Average rTSR	Achievement of ROCE Target	EcoVadis Score	Employee Effectiveness Score from Third-Party Employee Engagement Survey
●	50% is based on Relative Total Shareholder Return (rTSR) measured over the last quarter of the three-year performance period and the last quarter of the preceding year of the three-year performance period as compared to the average of the total relative shareholder return of the S&P Small-Cap 600 Index and the S&P 600 Chemicals Index for the same three-year period
●	25% is based on Return on Capital Employed (ROCE)
●	12.5% is based on Sustainability
●	12.5% is based on Employee Engagement

The ultimate number of PSUs to be earned with respect to any PSU award granted is determined at the end of the performance period depending on actual results as compared to the target performance metrics, and ranges from 0% to 200% of the target number of PSUs granted.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

If our rTSR is at the average of the two applicable indices, then that portion of the PSU award will be earned at target level. However, the number of Common Shares earned in respect of the PSUs tied to the achievement of rTSR is capped at 100% of the target number of PSUs granted if the Company’s total shareholder return declines by 10% or more during the performance period, regardless of rTSR performance. The threshold payout for rTSR occurs at 15 percentage points below the average of the S&P Small-Cap 600 Index and the S&P 600 Chemicals Index and the maximum occurs at 30 percentage points above the average of the indices. Our ROCE measure is based on the Company’s annual achievement percentage with the opportunity to earn 1/3rd payout for each calendar year. Due to competitive reasons, we are not disclosing the ROCE targets beyond past performance periods relevant to our PSU award vestings. Our Sustainability measure is based on a third-party Sustainability Index measuring the Company’s latest sustainability score near the end of the three-year performance period. Sustainability performance is measured utilizing the last published EcoVadis score during the performance period. Our Employee Engagement measure is based on our latest performance near the end of the three-year performance period versus a third-party Employee Effectiveness measure of the Company’s industry specific percentile ranking as compared to top performing companies. Employee Engagement Effectiveness is measured utilizing the score from the last employee survey administered by Korn Ferry during the performance period.

The 2025 PSUs will vest on the last day of the three-year performance period (the vesting date, which is December 31, 2027) and the earned value will be based on the actual results measured over the three-year period. Each earned unit is settled by delivery of a Common Share and requires that the recipients continue to be employed by the Company through the vesting date.

PSU Vesting during Performance Period Ending in 2025

The 2023 LTI awards included 70% PSUs, which vested on the last day of the three-year performance period, which was December 31, 2025. 50% of the 2023 PSUs was based on rTSR (as compared to the average of the total relative shareholder return of the S&P Small-Cap 600 Index and the S&P 600 Chemicals Index). 25% of the 2023 PSUs was based on ROCE for each of the three years in the performance period (2023, 2024 and 2025) as compared to approved targets of 18.4%, 16.0% and 16.0%, respectively. 12.5% of the calculation was based on the Company’s latest independent Sustainability percentile ranking from EcoVadis during the three-year performance period as compared to an industry-specific percentile ranking target of 90. 12.5% of the calculation was based on the Company’s latest Employee Survey during the three-year performance period as measured independently by Korn Ferry with a target of 45% of employees falling into the “most effective” category. The target levels and performance payout ranges for such award are determined and approved by the Compensation Committee on an annual basis. The tables below summarize the target 2023 PSU awards granted to our NEOs. rTSR and ROCE are based on actual achievement level over the three-year performance period ending December 31, 2025. Sustainability and Employee Engagement are based on the Company’s latest independent assessments completed during the three-year period which are conducted by a third party.

NAME	2023 PSU TOTAL TARGET NUMBER OF UNITS AWARDED	2023 PSU TOTAL ACTUAL EARNED RTSR (50% WEIGHT)	2023 PSU TOTAL ACTUAL EARNED ROCE (25% WEIGHT)	2023 PSU TOTAL ACTUAL EARNED SUSTAINABILITY (12.5% WEIGHT)	2023 PSU TOTAL ACTUAL EARNED EMPLOYEE ENGAGEMENT (12.5% WEIGHT)	2023 PSU TOTAL ACTUAL NUMBER OF UNITS EARNED (54.9% OF TARGET)
Corning Painter	152,560	—	7,385	38,065	38,065	83,515
Jon Puckett	—	—	—	—	—	—
Jeff Glajch	29,505	—	1,431	7,376	7,376	16,183
Sandra Niewiem	10,853	—	526	2,713	2,713	5,952
Pedro Riveros	12,740	—	618	3,185	3,185	6,988
Carlos Quinones	11,880	—	576	2,970	2,970	6,516

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The actual achieved results of each of the rTSR, ROCE, Sustainability and Employee Engagement performance measures for the 2023 PSUs are as follows:

RTSR ACTUAL PERFORMANCE FOR THE THREE-YEAR PERFORMANCE PERIOD APPLIED TO THE 2023 PSU AWARD
Orion rTSR	(67.27%)
Index Average rTSR(1)	6.21%
Threshold Payout at 50% (15 percentage points below Index Average)	(8.79%)
Target Payout at 100% (100% of Index Average)	6.21%
Maximum Payout at 200% (30 percentage points above Index Average rTSR)	36.21%
Actual Payout rTSR Performance Measure	0%
(1)	The average TSR percentage results for the S&P Small-Cap 600 Index and the S&P 600 Chemicals Index.

ROCE ACTUAL ACHIEVEMENT AND PAYOUT FOR THE THREE-YEAR PERFORMANCE PERIOD(1)
Orion 2023 ROCE	16.10%
Threshold Payout at 50%	15.64%
Target Payout at 100%	18.40%
Maximum Payout at 200%	22.08%
Actual 2023 Payout ROCE Performance Measure	58.20%

Orion 2024 ROCE	12.90%
Threshold Payout at 50%	13.60%
Target Payout at 100%	16.00%
Maximum Payout at 200%	19.20%
Actual 2024 Payout ROCE Performance Measure	0.00%

Orion 2025 ROCE	8.80%
Threshold Payout at 50%	13.60%
Target Payout at 100%	16.00%
Maximum Payout at 200%	19.20%
Actual 2025 Payout ROCE Performance Measure	0.00%

Total of individual year ROCE Performance Result	58.20%
Actual Payout ROCE Performance Measure for 3-year period	4.85%
(1)	ROCE is calculated by the average of the total Adjusted Earnings Before Interest and Taxes for 2023, 2024 and 2025 divided by the total capital employed during the applicable performance period.

SUSTAINABILITY ACTUAL PERFORMANCE BASED ON THE LAST COMPLETED ASSESSMENT FOR THE THREE-YEAR PERFORMANCE PERIOD APPLIED TO THE 2023 PSU AWARD
Orion Sustainability Percentile Ranking	99th
Threshold Payout at 50%	80th
Target Payout at 100%	90th
Maximum Payout at 200%	95th
Actual Payout Sustainability Performance Measure	200%

EMPLOYEE ENGAGEMENT ACTUAL PERFORMANCE BASED ON LAST COMPLETED EMPLOYEE SURVEY DURING THE THREE-YEAR PERFORMANCE PERIOD APPLIED TO THE 2023 PSU AWARD
Orion Employee Engagement score	58%
Threshold Payout at 50%	43%
Target Payout at 100%	45%
Maximum Payout at 200%	58%
Actual Payout Employee Engagement Performance Measure	200%

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Compensation Decisions for 2026

Our Compensation Committee conducted its annual review of market competitiveness of the compensation of our NEOs in January 2026 in light of current industry headwinds. As a result of this review, and aligned with the recommendation from management, the Compensation Committee authorized a freeze for 2026 base salaries of our current NEOs and determined that their current STI and LTI target awards remain appropriate and competitive compared to the market and industry peer group. Our compensation program is designed to attract and retain top-tier talent in a competitive marketplace and to maximize shareholder value by rewarding NEOs for strong Company performance. This freeze has been aligned with our consultant and with our philosophy to “pay for performance” in order to drive business results and maximize shareholder value. The table below sets forth the base salary and target STI and LTI incentive opportunities for 2026 for each of our current active NEOs:

NAME	2026 MERIT INCREASE	2026 MARKET ADJUSTMENT	TOTAL 2026 ADJUSTMENT	2026 BASE SALARY ($)	2025 STI TARGET % OF BASE SALARY	2025 LTI TARGET % OF BASE SALARY
Corning Painter	—	—	—	1,140,000	100%	350%
Jon Puckett	—	—	—	500,000	65%	150%
Sandra Niewiem(1)	—	—	—	437,455	60%	100%
Pedro Riveros	—	—	—	449,826	60%	100%
Carlos Quinones	—	—	—	415,855	60%	100%
(1)	Dr. Niewiem’s salary is paid in Euros and has been converted to U.S. Dollars using the December 31, 2025 (last trading day in 2025) exchange rate of USD 1.17.

Health and Welfare Benefits and Retirement Benefits

Our NEOs are generally eligible to participate in our broad-based employee benefit programs, which include certain retirement benefits based on the applicable individual’s jurisdiction, with matching contributions to a tax-qualified defined contribution plan for our NEOs in the U.S. and contributions to a defined contribution plan consistent with employees generally for our NEO in Germany, group life insurance, long-term disability coverage, other group welfare benefit plans, and an auto allowance per local norms, if applicable. We believe these benefits are required to remain competitive with our peers for executive talent. We do not provide any executive officers, including our NEOs, with excessive perquisites or other personal benefits.

Employment Agreements and Offer Letters

Certain of the current active NEOs are party to an employment agreement or offer letter describing the general terms of their employment with the Company. We believe these arrangements provide certainty to both the Company and the executive as to their rights and obligations to each other, including restrictive covenants and non-compete agreements. For additional information regarding the severance and termination protections in the employment agreements and offer letters, please read the employment agreements and offer letters attached as exhibits to our annual report on the Form 10-K filed with the Securities and Exchange Commission.

Corning Painter

Mr. Corning Painter, our Chief Executive Officer, has an employment agreement (the “Painter Employment Agreement”) with the Company, that does not have a fixed term. The Painter Employment Agreement (as amended) provides for a base salary, which was $1,140,000 annually on December 31, 2025, participation in the Company’s STI and LTI plans, with an annual STI target bonus opportunity equal to 100% of base salary and an annual LTI award with a target value equal to 350% of base salary. Mr. Painter is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Company employees, customary relocation benefits (which were paid in 2018), and certain severance benefits which are described below.

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Jonathan “Jon” Puckett

Mr. Jon Puckett, our Chief Financial Officer, is an at-will employee. Mr. Puckett’s base salary on December 31, 2025, was $500,000 annually, and he is eligible to participate in the Company’s 2026 STI and LTI plans, with an annual STI target bonus opportunity equal to 65% of base salary and an annual LTI award with a target value equal to 150% of base salary. Mr. Puckett received a sign-on bonus of $140,000, payable in two equal installments within 30 days of his hire date and by the end of March 2026, as well as a one-time grant of 49,213 RSUs upon the commencement of his employment in 2025, with a value of $258,860 on the date of grant, subject to ratable vesting over three years from his hire date. Mr. Puckett is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Company employees and certain severance benefits which are described below, as well as received a relocation benefit of $30,000 to facilitate his relocation to Houston, Texas, which was subject to gross up for taxes. Mr. Puckett is also party to a restrictive covenant agreement that limits his ability to compete with and solicit employees of the Company during his employment and for a period of one year thereafter.

Sandra Niewiem

Dr. Sandra Niewiem, our Senior Vice President Global Specialties and EMEA Region, has entered into an employment agreement in 2013 (year of hire) which governs the terms of her employment. Dr. Niewiem’s employment agreement is governed by German law and reflects customary terms of employment in such jurisdiction. Dr. Niewiem’s base salary on December 31, 2025 was €373,893 annually, and she was eligible to participate in the Company’s STI and LTI plans, with an annual STI target bonus opportunity equal to 60% of base salary and an annual LTI award with a target value equal to 100% of base salary. Dr. Niewiem is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Company employees in Germany.

Pedro Riveros

Mr. Pedro Riveros, our Senior Vice President Global Rubber Carbon Black and Americas Region, is an at-will employee. Mr. Riveros’ base salary on December 31, 2025 was $449,826 annually, and he is eligible to participate in the Company’s STI and LTI plans, with an annual STI target bonus opportunity equal to 60% of base salary and an annual LTI award with a target value equal to 100% of base salary. Mr. Riveros is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Company employees, and customary relocation benefits (which were paid in 2019). Mr. Riveros is also party to a restrictive covenant agreement that limits his ability to compete with and solicit employees of the Company during his employment and for a period of one year thereafter.

Carlos Quinones

Mr. Carlos Quinones, our Senior Vice President Global Operations, is an at-will employee. Mr. Quinones’ base salary on December 31, 2025 was $415,855 annually. He is eligible to participate in the Company’s STI and LTI plans, with an annual STI target bonus opportunity equal to 60% of base salary and an annual LTI award with a target value equal to 100% of base salary. Mr. Quinones is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Company employees, and customary relocation benefits. Mr. Quinones is also party to a restrictive covenant agreement that limits his ability to compete with and solicit employees of the Company during his employment and for a period of one year thereafter.

Tax and Accounting Considerations

Generally, Section 162(m) of the Internal Revenue Code disallows a tax deduction to any publicly held corporation for any individual remuneration in excess of $1.0 million paid in any taxable year certain of its executive officers, including the NEOs. The Compensation Committee considers the applicability of Section 162(m) and accounting impact of compensation in designing our compensation programs but also considers numerous factors alongside the objectives of the executive compensation program and our compensation philosophy that may in some cases lead to the payment of compensation that is not deductible.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Stock Ownership Guidelines

Ownership of our Common Shares by our directors and executive officers is very important to further align their interests with those of our shareholders. The Board has adopted guidelines requiring that our executive officers acquire and continuously hold a specified minimum level of our Common Shares. For our executive officers, we express these requirements as a multiple of their annual base salary. The minimum stock ownership requirements by level are as follows:

STOCK OWNERSHIP GUIDELINES
Chief Executive Officer	5X Base Salary
Chief Financial Officer	3X Base Salary
All Other Named Executive Officers	2X Base Salary
Director	5X Annual Cash Retainer

Upon the appointment or election of a new director or executive officer, that person will be expected to reach full compliance with these requirements by the date that is five years after his or her first appointment or election, as applicable.  As of December 31, 2023, all NEOs were in compliance with the stock ownership guidelines. As of December 31, 2024, and as of the date of the proxy statement filed in 2025, all NEOs but three were in compliance with the stock ownership guidelines, which was solely due to a decline in our Company’s stock price and not due to any sales of their Company stock. As of December 31, 2025, none of our NEOs excluding Mr. Jon Puckett who joined the Company on December 1, 2025, were in compliance with the stock ownership guidelines, due solely to a further decline in the Company’s stock price and not due to any sales of their Company stock. As of the filing date of this Proxy Statement, all but three NEOs were in compliance with the stock ownership guidelines, which was solely due to a decline in our Company’s stock price and not due to any sales of their Company stock.

Short Selling, Pledging and Insider Trading Policy

Our directors, executive officers and other employees are required to comply with our Insider Trading Policy and may not use any strategies or products (such as derivative securities or short-selling techniques) to hedge against the potential decrease in our Common Shares. Our Insider Trading Policy prohibits the pledging of any Company stock as security by our directors or executive officers, and prohibits our employees, including our NEOs, from placing Company securities in a margin account with a broker-dealer at any time when the individual is aware of material, non-public information or is otherwise not permitted to trade in Company securities.

Equity Grant Policies

We provide long-term incentives to our NEOs in the form of full-value equity awards (such as time-based and performance-based restricted stock units) and do not grant stock options, stock appreciation rights, or similar option-like instruments. The Compensation Committee approves annual and any off-cycle equity awards at regularly scheduled or specially called meetings and sets the grant date as the meeting date (or a specified effective date for administrative reasons), and our NEOs do not select grant dates or influence meeting timing. In determining grant timing, the Committee considers whether the Company is in possession of material nonpublic information and generally seeks to act outside anticipated earnings releases or other material announcements; these practices operate alongside our insider trading policy (including blackout periods, pre-clearance for directors and executive officers including NEOs, and prohibitions on hedging and pledging) to mitigate the risk that equity award decisions could be affected by, or appear to be affected by, material nonpublic information.

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Clawback Policy

All incentive-based compensation paid in cash or equity including LTI awards issued to our executives, including our NEOs, includes a recoupment (clawback) provision. The agreements provide that the Company shall have the right to determine in its sole discretion to recoup, and the executive will be required to repay the Company the value of any Common Shares or cash delivered in settlement of any award in the following three circumstances:

●	if the Company restates its financial statements materially downward
●	the executive violates any non-competition, non-solicitation or confidentiality restrictions to which he or she is subject to
●	the executive’s employment is terminated for cause

In addition to the clawback provisions in such LTI awards and to mitigate risk to the Company of awarding certain of its executives, including its NEOs, incentive compensation based on financial results that are subsequently restated, the Compensation Committee adopted a Clawback Policy in 2025 requiring the clawback of incentive compensation (the “Clawback Policy”).The Clawback Policy provides that the Compensation Committee will act to recoup incentive compensation paid to the Company’s executive and certain other officers determined to have been paid in excess or in error based on the restated results. For further details, the Company’s Clawback Policy can be found as an exhibit to the Company’s Annual Report on Form 10-K for the financial year that ended December 31, 2025, and on the Company’s website under https://investor.orioncarbons.com/governance/ governance-documents/default.aspx. The Clawback Policy is not included in this Proxy Statement by reference or otherwise. The revised Clawback Policy has not been triggered following its adoption in 2025.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Dan Smith (Chair)
Paul Huck
Didier Miraton

The foregoing report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Compensation of Our Named Executive Officers

Summary Compensation Table

The following table provides the compensation of our NEOs (our Chief Executive Officer, our current and former Chief Financial Officer and the three most highly compensated executive officers) for the financial years that ended December 31, 2025, December 31, 2024 and December 31, 2023:

NAME AND PRINCIPAL POSITION	YEAR	BASE SALARY ($)	BONUS(1) ($)	STOCK AWARDS(2) ($)	NON-EQUITY INCENTIVE COMPENSATION PLAN(3) ($)	ALL OTHER COMPENSATION(5) ($)	TOTAL ($)
Corning Painter Chief Executive Officer	2025	1,140,000	—	1,732,655	598,500	17,816	3,488,971
	2024	1,100,000	—	2,769,835	671,550	17,566	4,558,951
	2023	1,045,000	—	6,157,673	365,750	16,816	7,585,239
Jon Puckett Chief Financial Officer from December 1, 2025
	2025	38,462	70,000	258,860	—	51,790	419,112

Jeff Glajch Former Chief Financial Officer until November 30, 2025	2025	506,674	—	330,035	172,903	17,816	1,027,428
	2024	496,739	—	608,659	—	17,566	1,122,964
	2023	472,500	—	1,193,238	107,494	16,816	1,790,048
Sandra Niewiem(4) SVP, Global Specialty Carbon Black and EMEA Region	2025	437,455	—	173,380	137,798	104,662	853,295
	2024	372,104	—	276,956	181,735	93,298	924,093
	2023	377,151	—	438,908	79,202	87,775	983,036
Pedro Riveros SVP, Global Rubber Carbon Black and Americas Region	2025	449,826	—	195,342	141,695	17,816	804,679
	2024	432,525	—	310,603	211,245	17,566	971,939
	2023	408,042	75,000	515,230	85,689	16,816	1,100,777
Carlos Quinones SVP, Global Operations	2025	415,855	—	180,590	130,994	17,816	745,255
	2024	399,861	—	215,760	195,292	17,566	828,479
	2023	380,512	—	480,464	79,908	16,816	957,700
(1)	The amount included in this column for Mr. Puckett include the first installment of his $140,000 sign-on bonus in the amount of $70,000, paid to him in 2025. For Mr. Riveros, the amount in this column reflects a discretionary recognition award of $75,000 in 2023, to reward him for his contribution to a significant project that materially impacted Orion’s profitability.
(2)	Reflects the fair market value of target RSUs and PSUs at grant date. The grant date fair value of these awards was calculated in accordance with FASB ASC 718, Compensation – Stock Compensation (“FASB ASC 718”) which, for PSUS, is based on the probable outcome of the performance conditions. See Note M to our consolidated financial statements included in our Annual Report on Form 10-K for the period ending December 31, 2025 regarding assumptions underlying valuations of equity awards. The value for each 2025 PSU award granted under the LTI plan, assuming the maximum level of performance, is as follows: $3,843,026, for Mr. Painter, $732,011 for Mr. Glajch; $384,546 for Dr. Niewiem, $433,262 for Mr. Riveros and $400,545 for Mr. Quinones.
(3)	Represents the annual cash incentive award earned by December 31, 2025, in respect of the 2025 performance year under our STI Plan and paid in calendar year 2026. Mr. Puckett was not eligible to participate in the 2025 STI Plan due to the commencement of his employment later in the year.
(4)	Dr. Niewiem’s salary is paid in Euros and has been converted to U.S. Dollars using the December 31, 2025 (last trading day in 2025) exchange rate of USD 1.17.
(5)	Amounts in this column represent the following benefits available to our NEOs, including company car, relocation, matching benefits to 401(k) contributions and office stipends.

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NAME AND PRINCIPAL POSITION	YEAR	RETIREMENT CONTRIBUTIONS ($)	CAR LEASE ($)	OFFICE STIPEND(1)	RELOCATION(2) ($)	TOTAL ($)
Corning Painter Chief Executive Officer	2025	17,500	—	316	—	17,816
	2024	17,250	—	316	—	17,566
	2023	16,500	—	316	—	16,816
Jon Puckett Chief Financial Officer from December 1, 2025
	2025	962	—	—	50,828	51,790

Jeff Glajch Former Chief Financial Officer until November 30, 2025	2025	17,500	—	316	—	17,816
	2024	17,250	—	316	—	17,566
	2023	16,500	—	316		16,816
Sandra Niewiem(3)(4) SVP, Global Specialty Carbon Black and EMEA Region	2025	85,562	19,100	—	—	104,662
	2024	76,542	16,756	—	—	93,298
	2023	73,942	13,834	—	—	87,776
Pedro Riveros SVP, Global Rubber Carbon Black and Americas Region	2025	17,500	—	316	—	17,816
	2024	17,250	—	316	—	17,566
	2023	16,500	—	316	—	16,816
Carlos Quinones SVP, Global Operations	2025	17,500	—	316	—	17,816
	2024	17,250	—	316	—	17,566
	2023	16,500	—	316	—	16,816
(1)	The amounts in this column represent a home/hybrid office stipend paid to all employees based in our Spring, Texas office.
(2)	The amount in this column represents relocation cost in the amount of $30,000, that was grossed up for taxes, to facilitate Mr. Puckett’s business-related relocation in 2025 to Houston, Texas, which is consistent with the Company’s standard Relocation Policy offered to all employees who receive a relocation package.
(3)	Dr. Niewiem’s retirement contribution amount reflects ordinary contributions to the defined contribution plan generally maintained for our employees in Germany.
(4)	Dr. Niewiem’s benefits as disclosed in this table are paid in Euros and have been converted to U.S. Dollars using the December 31, 2025 (last trading day in 2025) exchange rate of USD 1.17.

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Grants of Plan-Based Awards for 2025

				ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF	GRANT DATE FAIR VALUE
	GRANT DATE	APPROVAL DATE	TYPE OF AWARD	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	SHARES OF STOCK OR UNITS(3)	OF STOCK AWARDS(4) ($)
Corning Painter			STI	570,000	1,140,000	2,280,000	—	—	—	—	—
	5/5/2025	1/30/2025	PSU	—	—	—	82,753	165,505	331,010	—	880,774
	5/5/2025	1/30/2025	RSU	—	—	—	—	—	—	70,931	851,811
Jon Puckett
	12/13/2025	12/1/2025	RSU	—	—	—	—	—	—	49,213	258,860

Jeff Glajch			STI	164,699	329,338	658,676	—	—	—	—	—

	5/5/2025	1/30/2025	PSU	—	—	—	15,763	31,525	63,050	—	167,768
	5/5/2025	1/30/2025	RSU	—	—	—	—	—	—	13,511	162,267
Sandra Niewiem			STI	131,236	262,473	524,946	—	—	—	—	—

	5/5/2025	1/30/2025	PSU	—	—	—	8,281	16,561	33,122	—	88,133
	5/5/2025	1/30/2025	RSU	—	—	—	—	—	—	7,098	85,247
Pedro Riveros			STI	134,236	262,473	519,030	—	—	—	—	—

	5/5/2025	1/30/2025	PSU	—	—	—	9,330	18,659	37,318	—	99,298
	5/5/2025	1/30/2025	RSU	—	—	—	—	—	—	7,997	96,044
Carlos Quinones			STI	124,757	249,513	499,026	—	—	—	—	—

	5/5/2025	1/30/2025	PSU	—	—	—	8,625	17,250	34,500	—	91,800
	5/5/2025	1/30/2025	RSU	—	—	—	—	—	—	7,393	88,790
(1)	Actual non-equity incentive plan payouts for 2025 are discussed in the section “2025 Compensation for NEOs”.
(2)	PSU equity awards granted in 2025 have a three-year cliff vesting upon achievement of established performance metrics.
(3)	RSUs granted on May 5, 2025, are scheduled to vest and be settled in Common Shares 1/3rd on January 1, 2026, January 1, 2027, and January 1, 2028.
(4)	Represents the grant date fair value of stock awards as computed in accordance with FASB ASC 718.

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Outstanding Equity Awards as of December 31, 2025

The following table provides information on RSUs and PSUs granted under the 2014 and 2023 Omnibus Incentive Compensation Plan to each of our NEOs and outstanding as of December 31, 2025. We do not grant stock options.

NAME	GRANT DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2) (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(3) ($)	EQUITY INCENTIVE PLAN AWARDS: # OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(5) ($)
Corning Painter	5/5/2025	47,287	249,675	82,753	436,933
	7/5/2024	16,869	89,068	59,040	311,731
Jon Puckett	12/13/2025	49,213	259,845	—	—
Jeff Glajch	5/5/2025	9,007	47,557	15,763	83,228
	7/5/2024	3,265	17,239	11,427	60,335
Sandra Niewiem	5/5/2025	4,732	24,985	8,281	43,724
	7/5/2024	1,687	8,907	5,904	31,173
Pedro Riveros	5/5/2025	5,331	28,148	9,330	49,262
	7/5/2024	1,892	9,990	6,621	34,959
Carlos Quinones	5/5/2025	4,929	26,025	8,625	45,540
	7/5/2024	1,314	6,938	4,599	24,283
(1)	Mr. Puckett received a sign-on RSU grant on December 13, 2025, that vests ratably on a 3-year basis from his December 1, 2025 date of hire.
(2)	These RSUs reflect the time-based portion of the 2025 and 2024 LTI Plan. The RSUs vest in equal annual installments over three years with vesting commencing on January 1 of the year following the grant date.
(3)	The value of RSUs that have not vested is based on the closing stock price of $5.28 per Common Share on December 31, 2025, which was the last trading day of 2025.
(4)	Values in this column represent the number of PSUs at 50% of target for 2024 and 2025 based on probable value as of December 31, 2025. The PSUs will be settled in Common Shares. The performance period for the 2024 PSUs is from January 1, 2024, to December 31, 2026 and for the 2025 PSUs from January 1, 2025 to December 31, 2027.
(5)	The value of PSUs at probable award value that have not vested is based on the closing stock price of $5.28 per Common Share on December 31, 2025, which was the last trading day of 2025.

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Option Exercises and Stock Vested for 2025

The following table sets forth information concerning the vesting of RSUs and PSUs during 2025. We do not grant stock options.

NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)(1)	VALUE REALIZED ON VESTING ($)(2)
Corning Painter	145,780	914,041
Jon Puckett	—	—
Jeff Glajch	51,587	455,071
Sandra Niewiem	11,556	72,456
Pedro Riveros	13,366	83,805
Carlos Quinones	11,992	75,190
(1)	Represents the number of RSUs that vested and were delivered for the financial year 2025 and the number of PSUs granted in 2023 that vested and delivered for the measurement period ending on December 31, 2025. For Mr. Painter, 62,265 RSUs and 83,515 PSUs vested. For Mr. Glajch, 35,404 RSUs and 16,183 PSUs vested. For Dr. Niewiem, 5,604 RSUs and 5,952 PSUs vested. For Mr. Riveros, 6,378 RSUs and 6,988 PSUs vested. For Mr. Quinones, 5,476 RSUs and 6,516 PSUs vested.
(2)	Represents the pre-tax value realized on RSUs that vested and were delivered for the financial year 2025, computed by multiplying the number of shares acquired on vesting by the closing price of our common stock on the vesting date or the preceding trading date if the market was closed on the vesting date. This value also represents the value realized on the 2023 PSUs that vested at the end of the three-year performance period on December 31, 2025, computed by multiplying the product of the target number of the 2023 PSUs granted and the PSU metric payout percentage of 54.9% (i.e. the number of earned common stock) by the closing price of common stock on December 31, 2025 (last trading day in 2025). The value realized on the 2023 PSUs for each of our NEOs is as follows: Mr. Painter, $440,959, Mr. Glajch, $85,446, Dr. Niewiem, $31,427, Mr. Riveros, $36,897 and Mr. Quinones, $34,404.

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2025 Potential Payments and Benefits Upon Termination or Change in Control

The following table sets forth the potential payments that would have been due to our current active named executive officers upon involuntary termination and/or a change in control as of December 31, 2025:

NAME	REASON FOR EMPLOYMENT TERMINATION(6)	ESTIMATED VALUE OF CASH SEVERANCE PAYMENTS ($)	HEALTH BENEFITS(3) ($)	ESTIMATED VALUE OF PSU ACCELERATION(4) ($)	ESTIMATED VALUE OF RSU ACCELERATION ($)	TOTAL ($)
Corning Painter(1)	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	2,280,000	19,403	1,497,328	—	3,796,731
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	6,840,000	58,209	—	—	6,898,209
	Death or Disability	2,280,000	—	1,497,328	—	3,777,328
Jonathan Puckett(2)	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	825,000	—	—	—	825,000
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	—	—	—	—	—
	Death or Disability	—	—	—	—	—
Sandra Niewiem(5)	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	—	—	149,783	—	149,783
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	—	—	—	—	—
	Death or Disability	—	—	149,783	—	149,783
Pedro Riveros	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	—	—	168,432	—	168,432
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	—	—	—	—	—
	Death or Disability	—	—	168,432	—	168,432
Carlos Quinones	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	—	—	139,645	—	139,645
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	—	—	—	—	—
	Death or Disability	—	—	139,645	—	139,645
(1)	Mr. Painter is entitled to cash severance payments per his employment agreement. Absent a change in control, Mr. Painter is entitled to a cash payment equal to the sum of his base salary and target bonus for the year of termination, which is payable in installments, subject to execution of a release of claims and continued compliance with restrictive covenants. In the event such termination occurs within one year following a change in control, the severance is enhanced to three times his base salary plus target bonus.
(2)	Mr. Puckett is entitled to cash severance payments per his offer letter. Mr. Puckett is entitled to a cash payment equal to the sum of his base salary and target bonus for the year of termination, which is payable in installments, subject to execution of a release of claims and continued compliance with restrictive covenants.
(3)	This amount reflects the estimated cost of continued health care benefits for a period of one year if such termination occurs in the absence of a change in control, and three years if such termination occurs within one year following a change in control.
(4)	PSUs vest based on achievement of adjusted performance targets through the date of termination which has been assumed to be target level for purposes of this disclosure and the amount shown is the value of the accelerated vesting of PSUs on a prorated basis with the numerator being the number of months passed since the vesting commencement date and the denominator being 36. The value is based on the closing stock price of our Common Shares on the NYSE of $5.28 on December 31, 2025, the last trading day of 2025. Such acceleration is also triggered in the event that the termination is due to the executive’s disability or death.
(5)	Dr. Niewiem is not entitled to any fixed severance but if she were to be terminated by the Company without cause, she may be eligible to receive severance in accordance with German law, which is typically negotiated at the time of termination and is dependent on the specific facts and circumstances at the time of departure.
(6)	Our former CFO, Mr. Jeff Glajch, who retired from the Company on December 31, 2025, resigned for “no cause” (i.e. voluntary resignation) and his resignation was not part of a structural transformation at the Company. In connection with his retirement, Mr. Glajch entered into a consulting services agreement pursuant to which he provided exclusive consulting services to the Company and its affiliated group companies until March 31, 2026 (the “Transition Period”). During the Transition Period, Mr. Glajch served as an independent contractor to the Company. In consideration of his service, Mr. Glajch received: (i) a consulting fee in the amount of $500 per hour to the extent his work hours as a consultant exceed 40 hours per calendar month during the Transition Period; (ii) any accrued and outstanding 2025 bonus under the Orion Incentive Compensation Plan attributable to Mr. Glajch’s prior employment with the Company that he would have otherwise forfeited due to his retirement, payable on the actual payment day along with all other eligible employees; (iii) the settlement of outstanding 2024 and 2025 performance share units as if Mr. Glajch had satisfied the criteria of “early retirement” under the respective award agreement governing each award, and that Mr. Glajch would have otherwise forfeited due to his retirement, payable on the actual payment day along with all other eligible employees; and (iv) the full costs of continued healthcare coverage under the Consolidated Omnibus Budget Reconciliation Act during the Transition Period.

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NEO Employment Agreements and Offer Letters Termination Provisions

Corning Painter

The Painter employment agreement provides certain severance benefits to be provided to Mr. Painter in the event of involuntary termination of his employment. In the event that the Company terminates Mr. Painter’s employment other than for Cause (as defined below), or if he resigns for Good Reason (as defined below), Mr. Painter will be entitled to receive the following severance benefits: (1) cash severance in an amount equal to the sum of Mr. Painter’s then current salary plus his target annual cash bonus for the year in which the termination occurs, and (2) subject to Mr. Painter’s timely election, one year of continued health care coverage with premiums to be paid at active employee rates (or cash payments in lieu thereof).

In the event that the Company terminates Mr. Painter without Cause or he resigns for Good Reason within one year following a “change in control” of the Company (as defined in the Company’s 2014 Omnibus Incentive Compensation Plan), Mr. Painter will be entitled to enhanced severance benefits as follows: (1) cash severance equal to three times the sum of his then current salary plus his target annual cash bonus for the year in which the termination occurs, and (2) three years of continued health care coverage with company-paid premiums (or cash payments in lieu thereof).

If Mr. Painter’s employment is terminated as a result of his death or disability, he will be entitled to severance benefits equal to the sum of Mr. Painter’s then current base salary plus his target annual cash bonus for the year in which the event occurs, prorated based on the remaining portion of the financial year in which such termination occurs. Any cash severance payable to Mr. Painter must be paid in equal monthly installments, except in case of death, in which case payments shall be made in a lump sum. All severance benefits (other than in the case of his death) are subject to Mr. Painter’s execution of a release of claims in favor of the Company and continued compliance with certain restrictive covenants for the duration of the severance period (one year, or three years if termination occurs within one year following a change in control), including non-competition, non-solicitation of employees, non-disparagement and confidentiality restrictions.

The Painter employment agreement provides that “Cause” means one of the following events: (1) his conviction, whether following trial or by plea of guilty or nolo contendere (or similar plea) in a criminal proceeding (a) on a misdemeanor charge involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting or extortion, or any other crime involving moral turpitude, (b) on a felony charge or (c) on an equivalent charge to those in clauses (a) and (b) in jurisdictions which do not use those designations; (2) his continued material failure to perform his duties after notice from the Company; (3) his engagement in illegal conduct or gross misconduct, in either case, that causes material financial or reputational harm to the Company; (4) his material violation of the Company’s codes of conduct or any other Company policy as in effect from time to time; or (5) his breach of any of the material terms of any agreement with the Company, in the case of (2), (4) and (5), subject to his failure to remedy to the reasonable satisfaction of the Company within 30 days after written notice is delivered by the Company to him setting forth in reasonable detail the basis of “Cause,” if such act is curable, as determined in good faith by the Company. An event will not constitute Cause unless the Company gives him notice of termination within 90 days after the Board becomes aware that an event constituting Cause has occurred describing in reasonable detail the event constituting Cause.

The Painter employment agreement provides that “Good Reason” means one of the following events, without Mr. Painter’s consent: (1) his position, duties, or authority are materially diminished; (2) his annual base salary is reduced or another material element of his compensation is reduced or eliminated; (3) he is relocated to an office that is more than 100 miles from Houston; or (4) a breach of any of the material terms of his employment agreement or any other agreement between Mr. Painter and the Company, subject to the applicable notice and cure periods.

Jonathan “Jon” Puckett

Mr. Puckett’s offer letter dated November 3, 2025 (the “Puckett Offer Letter”), includes a contractual requirement for severance benefits, conditioned on Mr. Puckett’s execution of a general release of claims. If the Company terminates Mr. Puckett’s employment other than for Cause, or if he resigns for Good Reason, Mr. Puckett will be entitled to receive cash severance in an amount equal to the sum of Mr. Puckett’s then current salary plus his target annual cash bonus for the year in which the termination occurs.

The Puckett Offer Letter includes the same definitions for Cause and Good Reason as Mr. Painter’s Employment Agreement. The Puckett Offer Letter does not provide for any special accelerated vesting of equity awards, including his 2025 sign-on RSU grant, upon Mr. Puckett’s termination of employment.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pedro Riveros and Carlos Quinones

Messrs. Riveros’ and Quinones’ employment is “at-will” and may be terminated at any time without triggering a contractual requirement for severance benefit.

Sandra Niewiem

Dr. Niewiem is not entitled to any contractual severance in the event of an involuntary termination of her employment, however, upon any such termination, she may be eligible to severance benefits in accordance with German law, which is typically negotiated at the time of termination and is dependent on the specific facts and circumstances at the time of departure.

Except as described above, none of the NEOs are entitled to any other severance or change in control benefits, nor is any NEO entitled to any gross-up for any penalty taxes incurred in connection with a change in control of the Company or similar event.

Equity Award Provisions

Our 2023 Omnibus Incentive Compensation Plan provides the Compensation Committee the sole discretion as to the treatment of outstanding equity awards in the event of a change in control of the Company or similar transaction, except as may otherwise be provided in the individual’s award agreement. We generally do not provide for acceleration of vesting of any outstanding equity awards in the event of a change in control, nor do we provide for accelerated vesting upon termination of employment.

With respect to the performance stock units (“PSUs”) issued to our NEOs, if the recipient’s employment is terminated by the Company without cause or as a result of the executive’s death, disability, termination by the Company without Cause, or a resignation by the individual with Good Reason, all outstanding PSUs are eligible to vest based on actual performance at the end of the performance period, on a prorated basis based on the number of completed months of employment during the performance period prior to the termination date. In case of retirement, the NEOs will receive similar treatment of their PSUs if they worked at least one year since the beginning of the three-year performance period. If they worked less than one year since the beginning of the performance period and their employment terminates due to retirement within that first year, all PSUs will forfeit.

In the event of a change in control of the Company or similar transaction, the treatment of restricted stock units (“RSUs”) is subject to the discretion of the Compensation Committee. We do not provide for single trigger vesting of our PSUs in the event of a change in control of the Company, and instead, any outstanding PSUs shall remain eligible to vest on the earlier of the one-year anniversary of the change in control or the scheduled service vesting date, based on actual achievement of adjusted performance targets through the date of the change in control. If any executive’s employment is terminated by reason of his death, disability, termination by the Company without cause, or resignation by the executive for good reason within one year following a change in control, then the executive’s outstanding PSUs shall immediately vest based on performance through the date of the change in control.

Our CEO to Median Employee Pay Ratio for 2025 was 45:1

We believe that our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. As of December 31, 2025, the Company employed 1,639 persons.

In accordance with SEC requirements, the median paid employee may be identified once every three years if there has been no change to employee population or compensation arrangements that would result in a significant change to our pay ratio disclosure.

For 2025, we identified the median employee by using the annualized 2025 compensation for all individuals who were employed by us (whether employed on a full-time, part-time, or seasonal basis) on December 31, 2025, the last pay day of our financial year.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

To determine the total annual compensation for the CEO and median employee for purposes of calculating the CEO pay ratio, the following pay elements were considered:

●	2025 annualized base salary
●	2025 STI Compensation paid in 2026
●	2025 target PSUs granted
●	2025 target RSUs granted
●	2025 all other compensation, including relocation, retirement plan contributions, office stipends and assignment allowances as applicable

For 2025:

●	The annualized total compensation of the median employee of the Company was $78,448 and the annual total compensation of our CEO, as reported in the “Total” column of our 2025 Summary Compensation Table included in this Proxy Statement, was $3,488,971.
●	Based on this information, the ratio of the annual total compensation of Mr. Painter, our CEO, to the median of the annual total compensation of all employees was 45 to 1.

We believe that the above pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In addition, because the SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following table sets forth the actual compensation paid to our NEOs in relation to certain financial performance measures of the Company. For more information, refer to the “Compensation Discussion and Analysis” section of this proxy statement.

					VALUE OF $100 INITIAL FIXED INVESTMENT
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1) ($)	COMPENSATION ACTUALLY PAID TO PEO(2) ($)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS(3) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS(4) ($)	COMPANY TOTAL SHAREHOLDER RETURN(5) ($)	TOTAL AVERAGE SHAREHOLDER RETURN OF S&P SMALL-CAP 600 & S&P SMALL-CAP CHEMICALS INDICES(6) ($)	NET INCOME ($ MILLIONS)(7) ($)	ADJUSTED EBITDA ($ MILLIONS)(8) ($)
2025	3,488,971	(221,082)	769,954	408,175	31.52	116.36	(70)	248.0
2024	4,558,951	(5,738,080)	961,869	(64,944)	93.39	121.12	44	302.2
2023	7,585,239	17,177,135	1,207,890	2,558,056	163.26	118.75	104	332.3
2022	4,690,597	7,141,073	840,821	940,221	104.56	106.85	106	312.3
2021	5,899,282	4,780,304	824,244	567,016	107.12	126.09	135	268.4
(1)	The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Painter, our principal executive officer (PEO), for each corresponding year in the “Total” column of the Summary Compensation Table in this proxy statement.
(2)	The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Painter, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Painter during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following equity award adjustments were made to Mr. Painter’s total compensation for each applicable year to determine the compensation actually paid. The assumptions used for determining the fair values shown in this table do not differ materially from those used to determine the fair values disclosed as of the grant date of such awards.

YEAR	PEO YEAR END FAIR VALUE OF EQUITY AWARDS ($)	PEO YEAR OVER YEAR CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	PEO YEAR OVER YEAR CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR ($)	PEO TOTAL EQUITY AWARD ADJUSTMENTS ($)
2025	832,999	(3,071,087)	(1,471,965)	(3,710,053)
2024	1,840,682	(5,181,193)	(4,186,684)	(7,527,196)
2023	8,113,199	4,249,492	3,386,878	15,749,569
2022	3,571,870	1,486,773	136,924	5,195,567
2021	2,988,714	(511,568)	6,925	2,484,070
(3)	The dollar amounts reported in this column represent the average of the amounts reported for the Company’s NEOs as a group excluding Mr. Painter in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs excluding Mr. Painter included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Messrs. Puckett, Glajch, Riveros and Quinones and Dr. Niewiem; for 2024 and 2023, Messrs. Glajch, Riveros and Quinones and Dr. Niewiem; for 2022, Messrs. Glajch, Hrivnak, Riveros, Quinones and Dr. Niewiem and for (ii) for 2021, Messrs. Hrivnak, Riveros, Quinones, Crenshaw and Dr. Niewiem.
(4)	The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the NEOs as a group excluding Mr. Painter, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group excluding Mr. Painter during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following equity award adjustments were made to the average total compensation for the NEOs as a group excluding Mr. Painter for each year to determine the compensation actually paid, using the same methodology described above in Note 2. The assumptions used for determining the fair values shown in this table do not differ materially from those used to determine the fair values disclosed as of the grant date of such awards.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

YEAR	NON-PEO YEAR END FAIR VALUE OF EQUITY AWARDS ($)	NON-PEO YEAR OVER YEAR CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	NON-PEO FAIR VALUE AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR ($)	NON-PEO YEAR OVER YEAR CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR ($)	NON-PEO FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR ($)	NON-PEO TOTAL EQUITY AWARD ADJUSTMENTS ($)
2025	136,518	(354,488)	—	(143,808)	—	(361,778)
2024	890,073	(1,190,253)	—	(2,395,095)	—	(2,695,275)
2023	865,598	343,716	—	140,851	—	1,350,165
2022	336,751	49,259	—	(3,579)	—	382,430
2021	132,268	(18,720)	—	5,446	(61,384)	57,610
(5)	Cumulative TSR, as reported in this column, is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)	Represents the total average shareholder return of the S&P Small-Cap 600 Index and S&P Small-Cap Chemicals Index. The peer group used for this purpose is consistent with the peer group indicated in the Performance Graph in our Annual Report and Form 10-K for the year ended December 31,2025, filed with the SEC on February 17, 2026.
(7)	The dollar amounts reported in this column represent the amount of net income reflected in our audited financial statements for the applicable year as reported in our respective Annual Reports on Form 10-K.
(8)	“Adjusted EBITDA” is defined as income from operations before depreciation and amortization, share-based compensation, and non-recurring items (such as, restructuring expenses, consulting fees related to Company strategy, legal settlement gain, etc.) plus earnings in affiliated companies, net of tax.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The following chart illustrates the relationship between the Compensation Actually Paid (CAP) for our PEO and the average CAP for our Non-PEO NEOs for each of the last five financial years against Company TSR and the Peer Group TSR over the last five financial years:

CAP VS. ORION AND PEER GROUP TSR

(In Thousands $)

The following chart illustrates the CAP for our PEO and the average CAP for our Non-PEO NEOs for each of the last five financial years against our net income and Adjusted EBITDA for each of those years

CAP VS. NET INCOME AND ADJUSTED EBITDA

(In Thousands $)

Following is an unranked list of our 2025 financial performance measures our Compensation Committee considered most important in linking the short- term and long- term compensation actually paid to our NEOs with Company performance:

•	Adjusted EBITDA
•	Return on Capital Employed (ROCE)
•	Relative Total Shareholder Return (rTSR)

In addition to the financial performance measures listed above, for 2025, our Compensation Committee determined the following non-financial measures as key performance measures of our short-term and long-term incentive plans to further align the interests of our senior management team with the interests of our stockholders:

•	Safety performance
•	Employee engagement scores
•	Key Strategic Projects execution

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PROPOSAL

Advisory Vote on the Frequency of the Future Advisory Vote on Executive Compensation

The Board of Directors Recommends that Shareholders Vote, on a Non-Binding Advisory Basis, FOR conducting a  Non-Binding Advisory Vote on Named Executive Compensation Every Year.

The Company is seeking a non-binding advisory vote from its shareholders on the frequency of future advisory votes on named executive officer compensation (Say-on-Pay votes). Pursuant to Section 14A of the Exchange Act, shareholders must vote on the frequency of the Say-on-Pay vote at least every six years. As required, our Board is providing shareholders with an opportunity to provide a non-binding advisory vote to determine whether the shareholder vote on named executive officer compensation should occur every one, two or three years. The first advisory vote on the frequency of advisory votes to approve named executive officer compensation was held at Orion’s 2020 annual general meeting of shareholders, where the advisory vote on the frequency of the advisory vote to approve named executive officer compensation was in favor of one year, with that period gaining the most favorable votes validly cast by the shareholders. The next advisory vote on named executive officer compensation, and the frequency of such vote thereafter, will be determined by the Board after this meeting. While our Board intends to carefully consider the shareholder votes resulting from the proposal, the final vote will not be binding on the Board and is advisory in nature.

Our Board believes that Say-on-Pay votes should be conducted every year to provide shareholders with an opportunity to annually evaluate the Company’s executive compensation program. As described in detail in the Compensation Discussion and Analysis section of this Proxy Statement, our executive compensation program is designed to provide a competitive level of total compensation necessary to attract and retain executive officers qualified to execute our business strategy and to motivate them to contribute to our short- and long-term success. An annual Say-on-Pay vote leads to increased transparency and dialogue between the Company and its shareholders as well as demonstrates a proactive compensation strategy.

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are asking our shareholders to approve the following resolution regarding the frequency of the advisory vote on named executive officer compensation:

RESOLVED, that the option of once every one, two or three years that receives the highest number of votes properly cast for this resolution will be determined to be the preferred frequency recommended by the shareholders of the Company with which the Company is to hold a non-binding, advisory shareholder vote to approve the compensation of the Company’s named executive officers in accordance with Section 14A of the Securities and Exchange Act of 1934.

Although this advisory vote is non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding the frequency of the Advisory Vote on our NEOs’ compensation. We expect to hold our next advisory “Frequency on Say-on-Pay” vote at our 2032 annual meeting of shareholders.

Required Vote

The highest number of votes properly cast for a frequency of every one, two or three years will be determined to be the preferred frequency recommended by the shareholders of the Company, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account. While our Board intends to carefully consider the shareholder votes resulting from the proposal, the final vote will not be binding on the Board and is advisory in nature.

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AUDIT

AUDIT

Report of the Audit Committee

The Audit Committee meets the definition of an audit committee as set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted by the Board. Each member of the Audit Committee is independent and financially literate in the judgment of the Board and as required by the Sarbanes-Oxley Act and applicable SEC and New York Stock Exchange (“NYSE”) rules. The Board has also determined that Ms. Lindsey as well as Messrs. Huck and Winkhaus qualify as “audit committee financial experts,” as defined in Item 407(d) of Regulation S-K.

Management is responsible for our internal controls and the financial reporting process. Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal controls in accordance with standards of the Public Company Accounting Oversight Board (the “PCAOB”) and for issuing reports thereon.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the financial year that ended on December 31, 2025. Further, the Audit Committee has discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the PCAOB, including the Company’s audited consolidated financial statements for the financial year that ended on December 31, 2025, critical audit matters disclosed in Ernst & Young’s 2025 report, Ernst & Young’s responsibility under generally accepted auditing standards, significant accounting policies, significant risks and exposures identified by management, management’s judgments and accounting estimates, any audit adjustments, related party transactions and other unusual transactions, the overall adequacy and effectiveness of the Company’s legal, regulatory and ethical compliance programs, including the Company’s Code of Conduct and other information in documents containing audited financial statements as well as other matters.

Finally, the Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed the topic of independence with Ernst & Young.

Based on its review and discussion described above, the Audit Committee has recommended to the Board that the audited consolidated financial statements for the financial year 2025 be included in the Company’s Annual Report on Form 10-K for the financial year ended December 31, 2025, for filing with the SEC.

Paul Huck (Chair)
Kerry Galvin
Jacqueline Hoogerbrugge
Mary Lindsey

The foregoing report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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PROPOSAL

Approval of the Annual Accounts of the Company for the Financial Year that Ended on December 31, 2025

The Board of Directors recommends that shareholders vote FOR the approval of the annual accounts of the Company for  the financial year that ended on December 31, 2025.

Pursuant to Luxembourg law, the annual accounts must be submitted each year to shareholders for approval at the Annual General Meeting of shareholders. Pursuant to Luxembourg law, following shareholder approval of the annual accounts, such accounts must be filed with the Luxembourg trade registry as public documents:

We are asking our shareholders to approve the following resolutions regarding the approval of the annual accounts of the Company:

RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby approve the annual accounts of the Company in accordance with Luxembourg law and based on Luxembourg GAAP for the financial year that ended on December 31, 2025, after due consideration of the report from the independent auditor on such annual accounts.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

2026 Proxy Statement	102

PROPOSAL

Approval of the Consolidated Financial Statements of the Company for the Financial Year that Ended on December 31, 2025

The Board of Directors recommends that shareholders vote FOR the approval of the consolidated financial statements of  the Company for the financial year that ended on December 31, 2025.

Pursuant to Luxembourg law, the consolidated financial statements must be submitted each year to shareholders for approval at the Annual General Meeting of shareholders. Pursuant to Luxembourg law, following shareholder approval of the consolidated financial statements, such consolidated financial statements must be filed with the Luxembourg trade registry as public documents.

We are asking our shareholders to approve the following resolution regarding the approval of the consolidated financial statements of the Company:

RESOLVED, that the shareholders of the Company hereby approve, the consolidated financial statements of the Company in accordance Luxembourg law and based on U.S. GAAP for the financial year that ended on December 31, 2025, after due consideration of the report from the independent registered public accounting firm on such consolidated financial statements.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

103	2026 Proxy Statement

PROPOSAL

Allocation of Results of the Financial Year 2025

The Board of Directors recommends that shareholders vote FOR the approval of the allocation of results of the financial  year that ended on December 31, 2025, and approval of the declared interim dividends.

Pursuant to Luxembourg law, the shareholders must decide how to allocate the results of the previous financial year based on the Luxembourg annual accounts. In the event the Company has profits, the Company’s Board may propose to shareholders to either distribute those profits or retain such earnings. In the event of losses, the Board must generally propose that such losses be carried forward to the following year.

The consolidated financial statements together with the report of the independent auditor on such annual accounts are available on the Company’s website and at the registered office of the Company.

We are asking our shareholders to approve the following resolution regarding the allocation of results of the financial year 2025:

RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby resolve to:

(i)	acknowledge the following:
	Result brought forward from the previous financial year 2024	EUR 97,232,562.37
	Result of the financial year 2025	EUR (4,743,251.49)

(ii)	allocate the profit of the financial year as follows:
	Interim dividend distributions made during the financial year 2025	EUR (4,031,774)
	Remaining profit of the financial year 2025	EUR 88,457,536.43
	Total amount to be carried forward to the following financial year	EUR 88,457,536.43

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

2026 Proxy Statement	104

PROPOSAL

Discharge of the Members of the Board of Directors of the Company The Board of Directors recommends that shareholders vote FOR the discharge of the members of the board of directors of the Company.

Luxembourg Law requires that upon approval of the Company’s annual accounts and consolidated financial statements, the shareholders present at the Annual General Meeting must vote as to whether the members of the Board of Directors during the financial year that ended on December 31, 2025, shall be discharged from any liability in connection with the performance of their mandates, including the management of the Company’s affairs, during such period. Under Luxembourg law, granting discharge will have the effect that the Company may no longer bring liability claims against the directors, unless the financial statements on the basis of which the discharge is given are incorrect. Also, minority shareholders who hold together more than 10% of the share capital can bring a liability claim against the Directors, regardless of whether the General Meeting of Shareholders has granted discharge. As of the date of this proxy statement, the Company has not become aware of any facts or circumstances during the financial year 2025 that may result in liability in connection with the performance of the Director’s mandates on the Company’s Board of Directors or the management of the Company’s affairs.

We are asking our shareholders to approve the following resolution regarding the discharge of the members of the Company:

RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby approve to discharge the members of the Board of Directors, for the performance of their mandates during the financial year that ended on December 31, 2025, including discharge from any liability in connection with the performance of their mandates, including the management of the Company’s affairs during such period.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

105	2026 Proxy Statement

PROPOSAL

Discharge of the Independent Auditor of the Company The Board of Directors recommends that shareholders vote FOR the discharge of the independent auditor of the Company.

Pursuant to Luxembourg law, the shareholders must decide whether to give discharge to the independent auditor, Ernst & Young, Luxembourg, Société anonyme—Cabinet de revision agréé, for the performance of its duties during the previous financial year at the time the annual accounts of such year are presented to the shareholders for approval. The granting of discharge to the independent auditor bars the shareholders from holding the auditor liable in relation to factual matters revealed by and contained in the annual accounts.

We are asking our shareholders to approve the following resolution regarding the discharge of the independent auditor of the Company:

RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby approve to discharge the independent auditor from any liability in connection with the performance of its mandate during the financial year that ended on December 31, 2025, including the audit of the Company’s annual accounts and consolidated financial statements for such period.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

2026 Proxy Statement	106

PROPOSAL

Appointment of the Independent Auditor for the Year Ending December 31, 2026

The Board of Directors recommends that shareholders vote FOR the approval of the appointment of Ernst & Young,  Luxembourg, Société anonyme—Cabinet de revision agréé, as the Company’s independent auditor.

Ernst & Young, Luxembourg, Société anonyme—Cabinet de revision agréé, was the Company’s independent auditor for the financial year ended December 31, 2025. At the Annual General Meeting, our shareholders will be asked to approve the appointment of Ernst & Young, Luxembourg, Société anonyme—Cabinet de revision agréé, as the Company’s independent auditor for the financial year ending on December 31, 2026, or until such firm’s earlier resignation or removal, for all statutory accounts as required by Luxembourg law, including the annual accounts and consolidated financial statements of the Company.

We are asking our shareholders to approve the following resolution regarding the appointment of an independent auditor (Réviseur d’Entreprises) of the Company for the financial year ending on December 31, 2026:

RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby approve the appointment of Ernst &Young, Luxembourg, Société anonyme—Cabinet de révision agréé, as independent auditor of the Company for the financial year ending on December 31, 2026, for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2026.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions and nil votes will not be taken into account.

Independent Registered Public Accounting Firm Fees And Services

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for financial year 2024 and 2025:

($ IN THOUSANDS)	2025 ($)	2024 ($)
Audit Fees(1)	3,680	3,851
Audit-Related Fees(2)	—	58
Tax Fees	—	—
All Other Fees	—	—
Total	3,680	3,909
(1)	Audit Fees include the annual audit and services related to the review of quarterly financial information.
(2)	Audit-Related Fees include climate-related non-financial assurance services.

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PROPOSAL 10: APPOINTMENT OF THE INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2026

Policy On Audit Committee Pre-Approval Of Audit And Permissible Non-Audit Services

It is our Audit Committee’s policy to pre-approve all audit, audit- related and permissible non-audit services rendered to us by our independent registered public accounting firm. Consistent with such policy, all of the fees listed above that we incurred for services rendered by Ernst & Young were pre-approved by our Audit Committee.

The report of Ernst & Young relating to our 2025 consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, during the financial year that ended on December 31, 2025, there were no (i) disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with their reports on the consolidated financial statements of Orion S.A. or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

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PROPOSAL

Ratification of the Appointment of the Independent Registered Public Accounting Firm for the Year Ending December 31, 2026

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Ernst &Young LLP.  as the Company’s independent registered public accounting firm.

Ernst & Young LLP has been appointed by the Company’s Board as the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the financial year ending on December 31, 2026. At the Annual General Meeting, our shareholders will be asked to ratify the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the financial year ending on December 31, 2026.

A representative of Ernst & Young LLP is expected to be present at the Annual General Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

We are asking our shareholders to approve the following resolution regarding the ratification of the appointment of an independent registered public accounting firm of the Company for the financial year ending on December 31, 2026:

RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby ratify the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the financial year ending on December 31, 2026.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions and nil votes will not be taken into account.

109	2026 Proxy Statement

Additional Information

One or more shareholders of record holding at least 10% of the outstanding Common Shares (excluding, for the avoidance of doubt, any Common Shares repurchased by the Company) may add items to the agenda of the Annual General Meeting, including a resolution to appoint a director of the Company, provided that each such item is accompanied by a justification or a draft resolution to be adopted in the Annual General Meeting.

Shareholder Proposals And Nominations For Director For The 2027 Annual General Meeting Of Shareholders

Shareholder proposals intended for inclusion in next year’s proxy materials related to the 2027 Annual General Meeting of shareholders (the “2027 Annual General Meeting”) pursuant to SEC Rule 14a-8 must be received at the Company’s principal executive offices on or before January 15, 2027, or if the date of the 2027 Annual General Meeting has been changed by more than 30 days from the date of the Annual General Meeting (i.e. June 25), then the deadline is a reasonable time before the Company begins to print and send its proxy materials related to the 2027 Annual General Meeting. In addition, one or more shareholders representing at least ten percent (10%) of our Common Shares outstanding may submit written proposals to the Company for inclusion on the agenda for the 2027 Annual General Meeting if such written proposals are received by the Company at least 5 business days before our 2027 Annual General Meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Our articles of association describe the requirements for submitting proposals at the Annual General Meeting. The notice must be given in the manner and must include the information and representations required by our articles of association.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act of 1934, as amended, no later than April 26, 2027.

According to the Company’s articles of association, a general meeting of shareholders must be convened by the Board of Directors, upon request in writing indicating the agenda, addressed to the Board of Directors by one or several shareholders representing at least ten percent (10%) of the Company’s issued share capital. In such case, a general meeting of shareholders must be convened and shall be held within a period of one (1) month from receipt of such request by the Board of Directors at the Company’s registered office by registered mail.

Householding

The SEC’s rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability of Proxy Materials or proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials or proxy materials, you can request them from Investor Relations by phone at +1 (281) 318 4413, or by or using the internet (https://investor.orioncarbons.com/governance/Proxy-Statements/default.aspx). You may also send a written request for Proxy Materials to: Investor Relations, Orion S.A., 1700 City Plaza Drive, Suite 300, Spring, Texas 77389, U.S.A.

If you are currently a shareholder sharing an address with another shareholder and wish to receive only one copy of future Notices of Internet Availability of Proxy Materials or proxy materials for your household, please contact Investor Relations at the above phone number.

Other Matters

We do not know of any matters other than those stated above which are to be brought before the Annual General Meeting. However, if any other matters should be properly presented for consideration and voting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their judgment.

Obtaining Copies Of The Company’s 2025 Annual Accounts And The Consolidated Financial Statements And Annual Report

Shareholders of the Company may obtain, without charge, a copy of the Company’s annual stand-alone accounts in accordance with the principles generally accepted in Luxembourg and consolidated financial statements in accordance with the principles generally accepted in the United States as well as the Annual Report on Form 10-K for the financial year ended December 31, 2025, by sending a written request for the 2025 annual report to: Investor Relations, Orion S.A., 1700 City Plaza Drive, Suite 300, Spring, Texas 77389, U.S.A.

2026 Proxy Statement	110

Annex A: Non-U.S. GAAP Measures

Adjusted EBITDA (Non-U.S. GAAP Financial Measure)

We present certain financial measures that are not prepared in accordance with GAAP or the accounting standards of any other jurisdiction and may not be comparable to other similarly titled measures of other companies.

We define Adjusted EBITDA as Income from operations before depreciation and amortization, stock-based compensation, and non-recurring items (such as, restructuring expenses, Loss (recovery) due to misappropriation of assets, net, etc.) plus Earnings in affiliated companies, net of tax.

Adjusted EBITDA is used to evaluate our operating performance and to make decisions regarding allocation of capital, because it excludes the effects of items that have less bearing on the performance of our underlying core business. We use this measure, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing our business. We believe these measures are useful measures of financial performance in addition to Net income, Income from operations and other profitability measures under GAAP, because they facilitate operating performance comparisons from period to period. By eliminating potential differences in results of operations between periods caused by factors such as depreciation and amortization, historic cost and age of assets, financing and capital structures and taxation positions or regimes, we believe that Adjusted EBITDA provides a useful additional basis for evaluating and comparing the current performance of the underlying operations. In addition, we believe these non-GAAP measures aid investors by providing additional insight into our operational performance and help clarify trends affecting our business.

However, other companies and analysts may calculate non-GAAP financial measures differently, so making comparisons among companies on this basis should be done carefully. Non-GAAP measures are not performance measures under GAAP and should not be considered in isolation or construed as substitutes for Net sales, Net income, Income from operations, Gross profit and other GAAP measures as an indicator of our operations in accordance with GAAP.

The following table presents a reconciliation of Net income to Adjusted EBITDA for the year that ended on December 31, 2025 (in $ MM):

Net income	(70.1)
Add back Income tax expense	35.8
Add back Equity in earnings of affiliated companies, net of tax	(0.5)
Income (loss) before earnings in affiliated companies and income taxes	(34.8)
Add back Interest and other financial expense, net	62.3
Income from operations	27.5
Add back Depreciation of property, plant and equipment and amortization of intangible assets and right of use assets	131.9
EBITDA	159.4
Equity in earnings of affiliated companies, net of tax	0.5
Loss (recovery) due to misappropriation of assets, net:
Misappropriation of assets, net	(9.2)
Professional fees related to misappropriation of assets	2.3
Goodwill impairment	80.8
Long-term incentive plan	13.6
Other adjustments	0.6
Adjusted EBITDA	248.0
Specialty Carbon Black Adjusted EBITDA	93.5
Rubber Carbon Black Adjusted EBITDA	154.5

111	2026 Proxy Statement

ANNEX A: NON-U.S. GAAP MEASURES

Free Cash Flow (Non-U.S. GAAP Financial Measure)

We define free cash flow as net cash provided by operating activities less net cash used in investing activities. Free cash flow is considered a non-GAAP financial measure under the SEC’s rules, and other companies may use a similarly titled financial measure that is calculated differently from the way we calculate Free Cash Flow. Management believes, however, that free cash flow is an important financial measure for use in evaluating the Company’s financial performance, as it measures our ability to generate additional cash from our business operations. Free cash flow should be considered in addition to, rather than as a substitute for, net income as a measure of our performance or net cash provided by operating activities as a measure of our liquidity. The table below presents cash flows and free cash flow for the year that ended on December 31, 2025 (in $ MM), and is derived from our Consolidated Financial Statements as included in our annual report on Form 10-K.

Net cash provided by operating activities	$215.8
Net cash used in investing activities	(161.0)
Net cash provided by (used in) financing activities	(41.2)
Free Cash Flow	54.8

2026 Proxy Statement	112

www.orioncarbons.com

LUXEMBOURG

UNITED STATES: SPRING, TEXAS
(Principal Executive Office)

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ORION S.A.

June 25, 2026

<u>IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL GENERAL MEETING</u>:
The Notice of Meeting and proxy card
are available at investor.orioncarbons.com/financials/Proxy-Statements/default.aspx

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided if within the United States ↓

062526

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2-3 AND 5-11, FOR "ONE YEAR" FOR PROPOSAL 4 AND A VOTE "FOR" ALL DIRECTOR NOMINEES IN PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
i.	Ms. Kerry Galvin	☐	☐	☐
ii.	Ms. Jacqueline Hoogerbrugge	☐	☐	☐
iii.	Mr. Paul Huck	☐	☐	☐
iv.	Ms. Mary Lindsey	☐	☐	☐
v.	Mr. Didier Miraton	☐	☐	☐
vi.	Mr. Yi Hyon Paik	☐	☐	☐
vii.	Mr. Corning Painter	☐	☐	☐
viii.	Mr. Dan Smith	☐	☐	☐

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
4. Approval, on a non-binding advisory basis, of the frequency of the future advisory vote on the Company's named executive officer compensation (Say-on-Pay vote).	☐	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

This proxy, when properly executed and timely received, will be voted in the manner directed herein. If no instructions are given on this proxy card, then the undersigned shall be deemed to have voted all the Common Shares represented by this proxy card FOR items 2-3 and 5-11, for ONE YEAR for item 4 and FOR all director nominees in item 1.

Signature of Shareholder ______________ Date: ________ Signature of Shareholder ______________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ORION S.A.

Proxy for Annual General Meeting of Shareholders on June 25, 2026

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Kerry Galvin, Dan Smith, Christian Eggert, and Carsten Opitz, and each of them, as proxies of the undersigned, each with full power of substitution and power to act alone, to represent and vote as designated on the reverse side, all of the common shares, no par value (the “Common Shares”) of Orion S.A. (the “Company”), held of record by the undersigned as of 11:59 P.M. Central European Time on April 23, 2026, at the Annual General Meeting of Shareholders of the Company to be held in Luxembourg, Grand Duchy of Luxembourg, at 2:00 P.M. Central European Time on June 25, 2026, and at any adjournments or postponements thereof. This proxy is governed by Luxembourg law. Any disputes arising out of or in connection with this proxy shall be submitted exclusively to the courts of the city of Luxembourg, Grand Duchy of Luxembourg.

Please mark, sign and date your proxy card and return it in the postage-paid (when mailed in the United States) envelope we have provided or return it to Equiniti Trust Company LLC, Attn: Proxy Tabulation Department, 1110 Centre Pointe Curve Suite 101, Mendota Heights MN 55120, in a separate envelope, postage prepaid. Proxy Votes must be received by Equiniti Trust Company LLC, by voting via telephone and internet until June 18, 2026, 11:59 P.M. Eastern Time (June 19, 2026, 5:59 A.M. CEST), or by voting via hard copy ballots until June 19, 2026, 12:00 P.M. (noon) Eastern Time (June 19, 2026, 6:00 P.M. CEST) (the “Voter Deadline”).

(Continued and to be signed on the reverse side.)

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